Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND INCREMENTAL AMENDMENT

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND INCREMENTAL AMENDMENT (this “Amendment”), dated as of April 26, 2022, among OSI RESTAURANT PARTNERS, LLC, a Delaware limited liability company (“OSI”), BLOOMIN’ BRANDS, INC., a Delaware corporation (the “Company” and, together with OSI, the “Borrowers”), the Subsidiary Guarantors (as defined in the Credit Agreement referred to below) party hereto, the Lenders, each of the Incremental Revolving Credit Lenders (as defined below) party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrowers, the lenders party thereto (the “Lenders”), the Administrative Agent and the other parties thereto have entered into that certain Second Amended and Restated Credit Agreement, dated as of April 16, 2021 (as previously amended, as amended hereby and as further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement” and the Credit Agreement prior to giving effect to this Amendment being referred to as the “Existing Credit Agreement”);

WHEREAS, the Company has requested a Revolving Commitment Increase in an aggregate principal amount of $200,000,000, in accordance with Section 2.15(a) of the Credit Agreement (the “Revolving Commitment Increase”);

WHEREAS, $192,500,000 of the Revolving Commitment Increase will be used by the Borrowers to repay in full the outstanding Initial Term Loan and to pay fees and expenses in connection with this Amendment;

WHEREAS, subject to the terms of this Amendment, certain of the Revolving Credit Lenders party hereto (each an “Incremental Revolving Credit Lender”) are severally willing to provide a portion of the Revolving Commitment Increase;

WHEREAS, the Borrowers have also requested certain amendments to certain terms of the Existing Credit Agreement as provided herein, and the Administrative Agent and each of the Lenders have agreed to such requests, subject to the terms and conditions of this Amendment;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1.    Amendments. Effective as of the First Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein:

(a)    the body of the Existing Credit Agreement (excluding the Schedules and Exhibits thereto) is hereby amended to (i) delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), (ii) add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) and (iii) move the green double-underlined text (indicated textually in the same manner as the following example: double-underlined text), in each case, as set forth in the Credit Agreement attached hereto as Annex A;

(b)    Schedule 2.01 (Commitments) to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex B; and

(c)    Exhibit A (Committed Loan Notice) to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex C.

SECTION 2.    Revolving Commitment Increase and Repayment of Outstanding Revolving Credit Loans.

(a)    The Administrative Agent and each Incremental Revolving Credit Lender hereby agrees that this Amendment constitutes an Incremental Loan Request pursuant to Section 2.15(a) of the Credit Agreement.

(b)    Each Incremental Revolving Credit Lender agrees that, effective as of the First Amendment Effective Date, its respective Revolving Credit Commitment shall be as set forth on Schedule 2.01 attached hereto as Annex B.

(c)    On and as of the First Amendment Effective Date, each Incremental Revolving Credit Lender shall be deemed to be a “Incremental Revolving Credit Lender” as defined in the Credit Agreement with a “Revolving Credit Commitment” as defined in the Credit Agreement.

(d)    On the First Amendment Effective Date, the Borrowers shall repay each outstanding Revolving Credit Loan and reborrow such Loan as either a SOFR Loan or a Base Rate Loan. The Lenders hereby waive the requirements set forth in Section 3.05 of the Credit Agreement with respect to reimbursement for any loss or expense resulting from such voluntary prepayment occurring on a day other than the last day of an Interest Period.

SECTION 3.    Repayment of Initial Term Loan. In connection with this Amendment, the Borrowers shall use the net cash proceeds from the Revolving Commitment Increase (and cash on hand, if necessary) to repay in full the Initial Term Loan on the First Amendment Effective Date (the “Term Loan Repayment”). The Lenders hereby (a) waive the requirements set forth in Section 2.05(a) of the Credit Agreement with respect to any prior notice or dollar multiples of any voluntary prepayment pursuant to this Section 3 and (b) solely as to each such Lender, waive the requirements set forth in Section 3.05 of the Credit Agreement with respect to reimbursement for any loss or expense resulting from such voluntary prepayment occurring on a day other than the last day of an Interest Period.

SECTION 4.    Acknowledgement and Confirmation. Each of the Loan Parties party hereto hereby agrees that with respect to each Loan Document to which it is a party, after giving effect to the Amendment and the transactions contemplated hereunder:

(a)    all of its obligations, liabilities and indebtedness under such Loan Document, including guarantee obligations, shall, except as expressly set forth herein or in the Credit Agreement, remain in full force and effect on a continuous basis; and

(b)    all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in Section 5.19 of the Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged as collateral security for the Obligations, to the extent provided in such Loan Documents.

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SECTION 5.    Conditions of Effectiveness of this Amendment. This Amendment shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “First Amendment Effective Date”):

(a)    The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles (followed by originals to be delivered as soon as practicable) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party (if applicable), each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

(i)    counterparts of this Amendment, duly executed by the Borrowers, the Subsidiary Guarantors existing as of the First Amendment Effective Date, the Administrative Agent, the Incremental Revolving Credit Lenders and the Lenders;

(ii)    a certificate of a Responsible Officer of the Borrowers certifying that attached thereto is a true, correct and complete copy of resolutions duly adopted by the board of directors (or other governing body) of each Loan Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Amendment; and

(iii)    an opinion from Baker & Hostetler LLP, New York counsel to the Loan Parties.

(b)    Substantially concurrently with the Revolving Commitment Increase, the Borrowers shall make the Term Loan Repayment.

(c)    The Company and its Subsidiaries shall be in Pro Forma Compliance with the Financial Covenant after giving effect to the Revolving Commitment Increase.

(d)    Payment of all fees and reasonable expenses of the Administrative Agent and Wells Fargo Securities, LLC, and in the case of expenses, to the extent invoiced at least three (3) Business Days prior to the First Amendment Effective Date (except as otherwise reasonably agreed to by the Borrowers), required to be paid on the First Amendment Effective Date.

(e)    Payment of all fees to the Lenders required to be paid on the First Amendment Effective Date.

(f)    The representations and warranties in Section 7 of this Amendment shall be true and correct as of the First Amendment Effective Date.

For purposes of determining compliance with the conditions specified in this Section 5, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed First Amendment Effective Date specifying its objection thereto.

SECTION 6.    Costs and Expenses. Each Borrower hereby reconfirms its obligations pursuant to Section 10.04 of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.

SECTION 7.    Representations and Warranties. To induce the Administrative Agent and the other Lenders to enter into this Amendment, each Loan Party represents and warrants to the

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Administrative Agent and the other Lenders on and as of the First Amendment Effective Date that, in each case:

(a)    the representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and

(b)    no Default or Event of Default exists and is continuing.

SECTION 8.    Reference to and Effect on the Credit Agreement and the Loan Documents.

(a)    On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)    The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and nothing herein can or may be construed as a novation thereof.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Without limiting the generality of the foregoing, the Collateral Documents in effect immediately prior to the date hereof and all of the Collateral described therein in existence immediately prior to the date hereof do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

(d)    This Amendment is (i) an “Incremental Amendment” in accordance with Section 2.15(a) of the Credit Agreement and (ii) a Loan Document and is subject to the terms and conditions of the Credit Agreement.

SECTION 9.    Governing Law; Jurisdiction and Waiver of Right to Trial By Jury. THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.15 AND 10.16 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, JURISDICTION AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

SECTION 10.    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. This Amendment may be executed by Electronic Signatures or in the form of an Electronic Record pursuant to, and in accordance with, the provisions of Section 10.11 of the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

OSI RESTAURANT PARTNERS, LLC

By:	/s/ Tian Zhang
Name:	Tian Zhang
Title:	Assistant Secretary

BLOOMIN’ BRANDS, INC.

By:	/s/ Tian Zhang
Name:	Tian Zhang
Title:	Assistant Secretary

OSI HOLDCO, INC.
OSI HOLDCO I, INC.
OSI HOLDCO II, INC.
BONEFISH GRILL, LLC
CARRABBA’S ITALIAN GRILL, LLC
OUTBACK STEAKHOUSE OF FLORIDA, LLC
OS MANAGEMENT, INC.

By:	/s/ Kelly Lefferts
Name:	Kelly Lefferts
Title:	Executive Vice President, Chief
Legal Officer and Secretary

Bloomin’ Brands, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

NEW PRIVATE RESTAURANT PROPERTIES, LLC
BONEFISH DESIGNATED PARTNER, LLC
CARRABBA’S DESIGNATED PARTNER, LLC
OUTBACK DESIGNATED PARTNER, LLC
PRIVATE RESTAURANT MASTER LESSEE, LLC
BLOOMIN’ BRANDS GIFT CARD SERVICES, LLC
OS REALTY, LLC
BONEFISH KANSAS LLC
CARRABBA’S KANSAS LLC
OUTBACK KANSAS LLC
BONEFISH BEVERAGES, LLC
BONEFISH HOLDINGS, LLC
CIGI BEVERAGES OF TEXAS, LLC
CIGI HOLDINGS, LLC
OBTEX HOLDINGS, LLC
OUTBACK BEVERAGES OF TEXAS, LLC

By:	/s/ Kelly Lefferts
Name:	Kelly Lefferts
Title:	Secretary

OUTBACK ALABAMA, INC.

By:	/s/ Kelly Lefferts
Name:	Kelly Lefferts
Title:	Vice President and Secretary

Bloomin’ Brands, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

DOORSIDE, LLC

By: OSI Restaurant Partners, LLC
Its: Sole Member

By:	/s/ Kelly Lefferts
Name:	Kelly Lefferts
Title:	Executive Vice President, Chief
Legal Officer and Secretary

BFG NEBRASKA, INC.
BFG OKLAHOMA, INC.
CIGI OKLAHOMA, INC.
OSF NEBRASKA, INC.
OSF OKLAHOMA, INC.

By:	/s/ Kelly Lefferts
Name:	Kelly Lefferts
Title:	President and Secretary

BONEFISH BRANDYWINE, LLC

By: Bonefish Grill, LLC
Its: Sole Member

By:	/s/ Kelly Lefferts
Name:	Kelly Lefferts
Title:	Executive Vice President, Chief
Legal Officer and Secretary

BONEFISH OF BEL AIR LLC

By: Bonefish Grill, LLC
Its: Managing Member

By:	/s/ Kelly Lefferts
Name:	Kelly Lefferts
Title:	Executive Vice President, Chief
Legal Officer and Secretary

Bloomin’ Brands, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

CARRABBA’S ITALIAN GRILL OF HOWARD
COUNTY, INC.
FREDERICK OUTBACK, INC.

By:	/s/ Nicole Novella
Name:	Nicole Novella
Title:	President, Treasurer and Secretary

CARRABBA’S OF BOWIE, LLC

By: Carrabba’s Italian Grill, LLC
Its: Managing Member

By:	/s/ Kelly Lefferts
Name:	Kelly Lefferts
Title:	Executive Vice President, Chief
Legal Officer and Secretary

CARRABBAS OF GERMANTOWN, INC.
CARRABBA’S OF WALDORF, INC.

By: Carrabba’s Italian Grill, LLC
Its: Sole Stockholder

By:	/s/ Kelly Lefferts
Name:	Kelly Lefferts
Title:	Executive Vice President, Chief
Legal Officer and Secretary

Bloomin’ Brands, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

OS RESTAURANT SERVICES, LLC

By: Outback Steakhouse of Florida, LLC
Its: Sole Member

By:	/s/ Kelly Lefferts
Name:	Kelly Lefferts
Title:	Executive Vice President, Chief
Legal Officer and Secretary

OUTBACK OF LAUREL, LLC

By: Outback Steakhouse of Florida, LLC
Its: Manager

By:	/s/ Kelly Lefferts
Name:	Kelly Lefferts
Title:	Executive Vice President, Chief
Legal Officer and Secretary

OUTBACK STEAKHOUSE OF WEST VIRGINIA, INC.

By:	/s/ Kelly Lefferts
Name:	Kelly Lefferts
Title:	Vice President, Secretary and Treasurer

OUTBACK OF ASPEN HILL, INC.
OUTBACK OF GERMANTOWN, INC.

By:	/s/ Jamie Marshall
Name:	Jamie Marshall
Title:	President, Treasurer and Secretary

Bloomin’ Brands, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

BONEFISH/ASHEVILLE, LIMITED
PARTNERSHIP
BONEFISH/CAROLINAS, LIMITED
PARTNERSHIP
BONEFISH/COLUMBUS-I, LIMITED
PARTNERSHIP
BONEFISH/CRESCENT SPRINGS, LIMITED
PARTNERSHIP
BONEFISH/GREENSBORO, LIMITED
PARTNERSHIP
BONEFISH/HYDE PARK, LIMITED
PARTNERSHIP

By: Bonefish Grill, LLC
Its: General Partner

By:	/s/ Kelly Lefferts
Name:	Kelly Lefferts
Title:	Executive Vice President, Chief
Legal Officer and Secretary

CARRABBA’S/BIRMINGHAM 280, LIMITED PARTNERSHIP:

By: Carrabba’s Italian Grill, LLC and
Carrabba’s Designated Partner, LLC
Its: General Partners

By:	/s/ Kelly Lefferts
Name:	Kelly Lefferts
Title:	Executive Vice President, Chief
Legal Officer and Secretary of
Carrabba’s Italian Grill, LLC and Secretary
of Carrabba’s Designated Partner, LLC

CARRABBA’S/DC-I, LIMITED PARTNERSHIP

By: Carrabba’s Italian Grill, LLC
Its: General Partner

By:	/s/ Kelly Lefferts
Name:	Kelly Lefferts
Title:	Executive Vice President, Chief
Legal Officer and Secretary

Bloomin’ Brands, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

OUTBACK/STONE-II, LIMITED PARTNERSHIP

By: Outback Steakhouse of Florida, LLC
Its: General Partner

By:	/s/ Kelly Lefferts
Name:	Kelly Lefferts
Title:	Executive Vice President, Chief
Legal Officer and Secretary

OSF/BFG OF DEPTFORD PARTNERSHIP
OSF/BFG OF LAWRENCEVILLE PARTNERSHIP

By: Outback Steakhouse of Florida, LLC and Bonefish
Grill, LLC
Its: Partners

By:	/s/ Kelly Lefferts
Name:	Kelly Lefferts
Title:	Executive Vice President, Chief
Legal Officer and Secretary

Bloomin’ Brands, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

OSF/CIGI OF EVESHAM PARTNERSHIP
OUTBACK/CARRABBA’S PARTNERSHIP

By: Outback Steakhouse of Florida, LLC and Carrabba’s
Italian Grill, LLC
Its: Partners

By:	/s/ Kelly Lefferts
Name:	Kelly Lefferts
Title:	Executive Vice President, Chief
Legal Officer and Secretary

CIGI/BFG OF EAST BRUNSWICK
PARTNERSHIP

By: Carrabba’s Italian Grill, LLC and
Bonefish Grill, LLC
Its: Partners

By:	/s/ Kelly Lefferts
Name:	Kelly Lefferts
Title:	Executive Vice President, Chief
Legal Officer and Secretary

Bloomin’ Brands, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent, Swing Line
Lender, Collateral Agent, an L/C Issuer, a Lender and an
Incremental Revolving Credit Lender

By:	/s/ Denise Crouch
Name: Denise Crouch
Title: Vice President

Bloomin’ Brands, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

BANK OF AMERICA, N.A., as an L/C Issuer, a
Lender and an Incremental Revolving Credit Lender

By:	/s/ J. Casey Cosgrove
Name: J. Casey Cosgrove
Title: Managing Director

Bloomin’ Brands, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

COÖPERATIEVE RABOBANK U.A., NEW YORK
BRANCH, as an L/C Issuer, a Lender and an
Incremental Revolving Credit Lender

By:	/s/ Van Brandenburg
Name: Van Brandenburg
Title: Managing Director

By:	/s/ Jennifer Smith
Name: Jennifer Smith
Title: Executive Director

Bloomin’ Brands, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

JPMORGAN CHASE BANK, N.A., as an L/C Issuer,
a Lender and an Incremental Revolving Credit Lender

By:	/s/ Jeffrey C. Miller
Name: Jeffrey C. Miller
Title: Managing Director

Bloomin’ Brands, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

REGIONS BANK, as a Lender and an Incremental
Revolving Credit Lender

By:	/s/ Cheryl L. Shelhart
Name: Cheryl L. Shelhart
Title: Director

Bloomin’ Brands, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

TRUIST BANK, as a Lender and an Incremental
Revolving Credit Lender

By:	/s/ Steve Curran
Name: Steve Curran
Title: Director

Bloomin’ Brands, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender and an Incremental Revolving Credit Lender

By:	/s/ Rosa Pritsch
Name: Rosa Pritsch
Title: Director

Bloomin’ Brands, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

CAPITAL ONE, N.A., as a Lender and an Incremental
Revolving Credit Lender

By:	/s/ Mauro Maris
Name: Mauro Maris
Title: Vice President

Bloomin’ Brands, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

FIFTH THIRD BANK, NATIONAL
ASSOCIATION, as a Lender and an Incremental
Revolving Credit Lender

By:	/s/ John A. Marian
Name: John A. Marian
Title: Senior Vice President

Bloomin’ Brands, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

TD BANK, N.A., as a Lender and an Incremental
Revolving Credit Lender

By:	/s/ Daniel Tulloch
Name: Daniel Tulloch
Title: Managing Director

Bloomin’ Brands, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a
Lender and an Incremental Revolving Credit Lender

By:	/s/ Sean P. Walters
Name: Sean P. Walters
Title: Senior Vice President

Bloomin’ Brands, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

FIRST HORIZON BANK, as a Lender and an
Incremental Revolving Credit Lender

By:	/s/ Michael A. Klinko
Name: Michael A. Klinko
Title: Senior Vice President

Bloomin’ Brands, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

RAYMOND JAMES BANK, N.A., as a Lender and an
Incremental Revolving Credit Lender

By:	/s/ Cory Castillo
Name: Cory Castillo
Title: Senior Vice President

Bloomin’ Brands, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

VALLEY NATIONAL BANK, as a Lender and an
Incremental Revolving Credit Lender

By:	/s/ Benjamin Powers
Name: Benjamin Powers
Title: VP

Bloomin’ Brands, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

FIRSTBANK PUERTO RICO D/B/A FIRSTBANK
FLORIDA, as a Lender and an Incremental Revolving
Credit Lender

By:	/s/ Kevin P. Flynn
Name: Kevin P. Flynn
Title: SVP, Corporate Banking Director

By:	/s/ Sergio H. Gonzalez
Name: Sergio H. Gonzalez
Title: VP, Corporate Banking

Bloomin’ Brands, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Signature Page

Annex A

[amended Credit Agreement attached]

EXECUTION VERSION

ANNEX A – AMENDED CREDIT AGREEMENT

Published CUSIP Number: 67105DAU8

Revolving Credit CUSIP Number: 67105DAV6

Term Loan CUSIP Number: 67105DAW4

SECOND AMENDED AND RESTATED CREDIT AGREEMENT[1 ]

Dated as of April 16, 2021

among

OSI RESTAURANT PARTNERS, LLC

and

BLOOMIN’ BRANDS, INC.,

as Borrowers,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

Swing Line Lender and an L/C Issuer,

THE OTHER LENDERS PARTY HERETO,

BANK OF AMERICA, N.A.,

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH

and

JPMORGAN CHASE BANK, N.A.,

as Co-Syndication Agents,

and

REGIONS BANK,

TRUIST BANK,

SUMITOMO MITSUI BANKING CORPORATION,

CAPITAL ONE, N.A.

FIFTH THIRD BANK, NATIONAL ASSOCIATION

TD BANK, N.A.

and

U.S. BANK NATIONAL ASSOCIATION,

as Co-Documentation Agents

WELLS FARGO SECURITIES, LLC,

BofA SECURITIES, INC.,

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH,

JPMORGAN CHASE BANK, N.A.,

REGIONS CAPITAL MARKETS, a division of REGIONS BANK

and

TRUIST SECURITIES, INC.,

as Joint Lead Arrangers and Joint Bookrunners

Ref: CID# 000010817

[1]	Conformed for First Amendment to Second Amended and Restated Credit Agreement dated as of April 26, 2022

TABLE OF CONTENTS

Page
ARTICLE I DEFINITIONS AND ACCOUNTING TERMS		1

Section 1.01	Defined Terms	1
Section 1.02	Other Interpretive Provisions	~~54~~55
Section 1.03	Accounting Terms	~~54~~56
Section 1.04	Rounding	~~54~~56
Section 1.05	References to Agreements, Laws, Etc	~~55~~56
Section 1.06	Times of Day	~~55~~57
Section 1.07	Timing of Payment of Performance	~~55~~57
Section 1.08	Currency Equivalents Generally	~~55~~57
Section 1.09	Change of Currency	~~55~~57
Section 1.10	Cumulative Growth Amount Transactions	~~55~~57
Section 1.11	Pro Forma and Other Calculations	~~55~~57
Section 1.12	Limited Condition Acquisitions	~~57~~59
Section 1.13	Rates	~~58~~60
Section 1.14	Divisions	~~59~~61

ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS		~~59~~61

Section 2.01	The Loans	~~59~~61
Section 2.02	Borrowings, Conversions and Continuations of Loans	~~60~~62
Section 2.03	Letters of Credit	~~62~~64
Section 2.04	Swing Line Loans	~~70~~72
Section 2.05	Prepayments	~~73~~75
Section 2.06	Termination or Reduction of Commitments	~~77~~80
Section 2.07	Repayment of Loans	~~78~~80
Section 2.08	Interest	~~79~~81
Section 2.09	Fees	~~80~~82
Section 2.10	Computation of Interest and Fees	~~80~~83
Section 2.11	Evidence of Indebtedness	~~81~~83
Section 2.12	Payments Generally	~~81~~84
Section 2.13	Sharing of Payments	~~83~~86
Section 2.14	Extension of Term Loans; Extension of Revolving Credit Loans	~~84~~86
Section 2.15	Incremental Borrowings	~~88~~90
Section 2.16	Refinancing Amendments	~~92~~94
Section 2.17	Defaulting Lenders	~~93~~95

ARTICLE III TAXES, INCREASED COSTS PROTECTION AND ILLEGALITY		~~95~~98

Section 3.01	Taxes	~~95~~98
Section 3.02	Illegality	~~99~~101
Section 3.03	Inability to Determine Rates	~~99~~101
Section 3.04	Increased Cost and Reduced Return; Capital Adequacy; Reserves on ~~Eurocurrency Rate~~SOFR Loans	~~102~~104
Section 3.05	Funding Losses	~~103~~105
Section 3.06	Matters Applicable to All Requests for Compensation	~~103~~106
Section 3.07	Replacement of Lenders under Certain Circumstances	~~104~~107
Section 3.08	Survival	~~106~~108

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ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS		~~106~~108

Section 4.01	Conditions of Initial Credit Extension	~~106~~108
Section 4.02	Conditions to All Credit Extensions	~~109~~112

ARTICLE V REPRESENTATIONS AND WARRANTIES		~~110~~113

Section 5.01	Existence, Qualification and Power; Compliance with Laws	~~110~~113
Section 5.02	Authorization; No Contravention	~~110~~113
Section 5.03	Governmental Authorization; Other Consents	~~111~~113
Section 5.04	Binding Effect	~~111~~113
Section 5.05	Financial Statements; No Material Adverse Effect	~~111~~114
Section 5.06	Litigation	~~112~~114
Section 5.07	No Default	~~112~~114
Section 5.08	Ownership of Property; Liens	~~112~~114
Section 5.09	Environmental Compliance	~~112~~114
Section 5.10	Taxes	~~113~~115
Section 5.11	ERISA Compliance	~~113~~116
Section 5.12	Subsidiaries; Equity Interests	~~114~~116
Section 5.13	Margin Regulations; Investment Company Act	~~114~~116
Section 5.14	Disclosure	~~114~~117
Section 5.15	Intellectual Property; Licenses, Etc	~~114~~117
Section 5.16	Solvency	~~114~~117
Section 5.17	Subordination of Junior Financing	~~115~~117
Section 5.18	Labor Matters	~~115~~117
Section 5.19	Perfection, Etc	~~115~~117
Section 5.20	Anti-Money Laundering Laws, Anti-Corruption Laws and Sanctions	~~115~~118

ARTICLE VI AFFIRMATIVE COVENANTS		~~116~~118

Section 6.01	Financial Statements	~~116~~119
Section 6.02	Certificates; Other Information	~~117~~120
Section 6.03	Notices	~~118~~121
Section 6.04	Payment of Taxes	~~119~~121
Section 6.05	Preservation of Existence, Etc	~~119~~121
Section 6.06	Maintenance of Properties	~~119~~121
Section 6.07	Maintenance of Insurance	~~119~~122
Section 6.08	Compliance with Laws	~~120~~122
Section 6.09	Books and Records	~~120~~122
Section 6.10	Inspection Rights	~~120~~122
Section 6.11	Covenant to Guarantee Obligations and Give Security	~~120~~123
Section 6.12	Compliance with Environmental Laws	~~122~~124
Section 6.13	Further Assurances	~~122~~125
Section 6.14	Use of Proceeds	~~123~~126
Section 6.15	Compliance with Anti-Corruption Laws, Beneficial Ownership Regulation, Anti-Money Laundering Laws and Sanctions	~~124~~126

ARTICLE VII NEGATIVE COVENANTS		~~124~~126

Section 7.01	Liens	~~124~~127
Section 7.02	Investments	~~127~~130
Section 7.03	Indebtedness	~~131~~133
Section 7.04	Fundamental Changes	~~136~~138
Section 7.05	Dispositions	~~138~~140
Section 7.06	Restricted Payments	~~140~~142
Section 7.07	Change in Nature of Business	~~141~~144

Section 7.08	Transactions with Affiliates	~~142~~144
Section 7.09	Burdensome Agreements	~~142~~144
Section 7.10	Financial Covenant	~~143~~145
Section 7.11	Accounting Changes	~~143~~145
Section 7.12	Prepayments, Etc	~~143~~145
Section 7.13	Sanctions; Anti-Corruption Laws	~~144~~146
Section 7.14	Capital Expenditures	~~144~~146

ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES		~~144~~147

Section 8.01	Events of Default	~~144~~147
Section 8.02	Remedies Upon Event of Default	~~147~~149
Section 8.03	Exclusion of Immaterial Subsidiaries	~~147~~149
Section 8.04	Application of Funds	~~147~~150

ARTICLE IX ADMINISTRATIVE AGENT AND OTHER AGENTS		~~148~~150

Section 9.01	Appointment and Authorization of Agents	~~148~~150
Section 9.02	Delegation of Duties	~~149~~151
Section 9.03	Liability of Agents	~~149~~151
Section 9.04	Reliance by Agents	~~150~~152
Section 9.05	Notice of Default	~~150~~152
Section 9.06	Credit Decision; Disclosure of Information by Agents	~~150~~153
Section 9.07	Indemnification of Agents	~~151~~153
Section 9.08	Agents in their Individual Capacities	~~152~~154
Section 9.09	Successor Agents	~~152~~154
Section 9.10	Administrative Agent May File Proofs of Claim	~~153~~155
Section 9.11	Collateral and Guaranty Matters	~~153~~155
Section 9.12	Other Agents; Arrangers and Managers	~~154~~156
Section 9.13	Appointment of Supplemental Administrative Agents	~~154~~156
Section 9.14	Lender Representation	~~155~~157
Section 9.15	Erroneous Payments	~~156~~158

ARTICLE X MISCELLANEOUS		~~157~~160

Section 10.01	Amendments, Etc	~~157~~160
Section 10.02	Notices and Other Communications; Facsimile Copies	~~160~~163
Section 10.03	No Waiver; Cumulative Remedies	~~161~~164
Section 10.04	Attorney Costs, Expenses and Taxes	~~162~~164
Section 10.05	Indemnification by the Borrowers	~~162~~165
Section 10.06	Payments Set Aside	~~163~~166
Section 10.07	Successors and Assigns	~~163~~166
Section 10.08	Confidentiality	~~168~~171
Section 10.09	Setoff	~~169~~172
Section 10.10	Interest Rate Limitation	~~169~~172
Section 10.11	Counterparts; Electronic Execution	~~170~~173
Section 10.12	Integration	~~171~~173
Section 10.13	Survival of Representations and Warranties	~~171~~174
Section 10.14	Severability	~~171~~174
Section 10.15	GOVERNING LAW	~~171~~174
Section 10.16	WAIVER OF RIGHT TO TRIAL BY JURY	~~172~~175
Section 10.17	Binding Effect	~~172~~175
Section 10.18	Lender Action	~~172~~175
Section 10.19	USA PATRIOT Act; Anti-Money Laundering Laws	~~173~~175

Section 10.20	No Advisory or Fiduciary Responsibility	~~173~~176
Section 10.21	Intercreditor Agreement	~~173~~176
Section 10.22	Company as Agent for the Borrowers	~~174~~177
Section 10.23	Acknowledgement and Consent to Bail-In of Affected Financial Institutions	~~174~~177
Section 10.24	Amendment and Restatement; No Novation	~~175~~177
Section 10.25	Acknowledgement Regarding Any Supported QFCs	~~175~~178

SCHEDULES

1.01A	Excluded Assets
1.01B	Excluded Real Property
1.01C	Existing Letters of Credit
1.01D	Foreign Subsidiaries
1.01E	Certain Restaurant L.P.’s
2.01	Commitments
5.06	Certain Litigation
5.12	Subsidiaries and Other Equity Interests
7.01(b)	Existing Liens
7.02(f)	Existing Investments
7.03(b)	Existing Indebtedness
7.08	Transactions with Affiliates
7.09	Existing Restrictions
10.02	Administrative Agent’s Office, Certain Addresses for Notices

v

EXHIBITS

Form of

A	Committed Loan Notice
B	Swing Line Loan Notice
C-1	Term Note
C-2	Revolving Credit Note
C-3	Swing Line Note
D	Compliance Certificate
E	Assignment and Assumption Agreement
F	Guaranty
G	Security Agreement
H	Intercompany Note
I	First Lien Intercreditor Agreement
J-1	Form of U.S. Tax Compliance Certificate
J-2	Form of U.S. Tax Compliance Certificate
J-3	Form of U.S. Tax Compliance Certificate
J-4	Form of U.S. Tax Compliance Certificate

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of April 16, 2021, among OSI RESTAURANT PARTNERS, LLC, a Delaware limited liability company (“OSI”), BLOOMIN’ BRANDS, INC., a Delaware corporation (the “Company” and, together with OSI, the “Borrowers”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender and an L/C Issuer and each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”).

PRELIMINARY STATEMENTS

The Borrowers, Wells Fargo Bank, National Association, as administrative agent and collateral agent, and the lenders from time to time party thereto, entered into that certain Amended and Restated Credit Agreement, dated as of November 30, 2017 (as amended prior to the date hereof, the “Existing Credit Agreement”).

The Lenders have indicated their willingness to lend, and the L/C Issuers have indicated their willingness to issue (or continue hereunder) Letters of Credit, in each case, on the terms and subject to the conditions set forth herein.

It is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities of the parties under the Existing Credit Agreement and that this Agreement amend and restate the Existing Credit Agreement in its entirety.

In consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree to amend and restate the Existing Credit Agreement as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

Section 1.01    Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“2025 Convertible Notes” means the 5.00% convertible senior, unsecured notes of the Company due 2025.

“2029 Senior Notes” means the 5.125% Senior Notes due 2029, issued by the Borrowers.

“Act” has the meaning specified in Section 10.19.

“Additional Lender” has the meaning specified in Section 2.15(c).

“Additional Refinancing Lender” means, at any time, any bank, financial institution or other institutional lender or investor that, in any case, is not an existing Lender and that agrees to provide any portion of Credit Agreement Refinancing Indebtedness pursuant to a Refinancing Amendment in accordance with Section 2.16, provided that each Additional Refinancing Lender shall be subject to the approval of the Administrative Agent, such approval not to be unreasonably withheld or delayed, to the extent that any such consent would be required from the Administrative Agent under Section 10.07(b)(i)(B) for an assignment of Loans to such Additional Refinancing Lender and in the case of Other Revolving Credit Commitments with respect to the Revolving Credit Facility, the Swing Line Lender and each L/C Issuer, solely to the extent such consent would be required for any assignment to such Lender.

“ Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor.

“Administrative Agent” means Wells Fargo, in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent. Unless the context otherwise requires, the term “Administrative Agent” as used herein and in the other Loan Documents shall include the Collateral Agent.

“Administrative Agent’s Office” means the Administrative Agent’s address as set forth on Schedule 10.02, or such other address as the Administrative Agent may from time to time notify the Borrowers and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Agent-Related Distress Event” means, with respect to the Administrative Agent or any Person that directly or indirectly Controls the Administrative Agent (each, a “Distressed Agent-Related Person”), a voluntary or involuntary case with respect to such Distressed Agent-Related Person under any Debtor Relief Law, or a custodian, conservator, receiver or similar official is appointed for such Distressed Agent-Related Person or any substantial part of such Distressed Agent-Related Person’s assets, or such Distressed Agent-Related Person makes a general assignment for the benefit of creditors or is otherwise adjudicated as, or determined by any Governmental Authority (having regulatory authority over such Distressed Agent-Related Person) to be, insolvent or bankrupt; provided that an Agent-Related Distress Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any Equity Interests in the Administrative Agent or any Person that directly or indirectly Controls the Administrative Agent by a Governmental Authority or an instrumentality thereof.

“Agent-Related Persons” means each Agent and each Joint Lead Arranger, together with its respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Person and its Affiliates.

“Agents” means, collectively, the Administrative Agent, the Collateral Agent, the Co-Syndication Agents, the Co-Documentation Agents and the Supplemental Administrative Agents (if any).

“Aggregate Commitments” means the Commitments of all the Lenders.

“Agreement” means this Amended and Restated Credit Agreement.

“AICPA” has the meaning specified in Section 6.01(a).

“All-In Yield” means, as to any Indebtedness, the yield thereof, whether in the form of interest rate margins, original issue discount, upfront fees, ~~a Eurocurrency Rate or Base Rate~~an interest rate floor or otherwise; provided that original issue discount and upfront fees shall be equated to interest rate assuming a 4-year life to maturity (or, if less, the stated life to maturity at the time of its incurrence of the applicable Indebtedness), and the amount of any upfront fees for purposes of the calculation of the “All-In Yield” shall be the weighted average of all such fees paid to the applicable Lenders; and provided, further, that “All-In Yield” shall not include arrangement, structuring, commitment, underwriting or other similar fees.

“Announcements” has the meaning assigned thereto in Section 1.13.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction from time to time concerning or relating to bribery or corruption applicable to the Company or any of its Subsidiaries by virtue of such Person being organized or operating in such jurisdiction.

“Anti-Money Laundering Laws” means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules applicable to the Company or its Subsidiaries related to terrorism financing or money laundering, including any applicable provision of the Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12U.S.C. §§ 1818(s), 1820(b) and 1951-1959).

“Applicable Rate” means a percentage per annum equal to:

(a)    with respect to unused Revolving Credit Commitments and the commitment fee therefor, (i) until delivery of financial statements for the fiscal quarter of the Company ending September 26, 2021, 0.40%, and (ii) thereafter, the percentages per annum set forth in the table below applicable to commitment fees, based upon the Total Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b),

(b)    with respect to Term Loans, Revolving Credit Loans and Letter of Credit fees, (i) until delivery of financial statements for the fiscal quarter of the Company ending September 26, 2021, (A) for ~~Eurocurrency Rate~~SOFR Loans, 2.50%, (B) for Base Rate Loans, 1.50% and (C) for Letter of Credit fees, 2.50%, and (ii) thereafter, the following percentages per annum applicable to Term Loans, Revolving Credit Loans or Letter of Credit fees, as the case may be, based upon the Total Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Pricing Level	Total Net Leverage Ratio	~~Eurocurrency Rate~~ Adjusted Term SOFR for Term Loans, Revolving Credit Loans and Letter of Credit Fees	Base Rate for Term Loans and Revolving Credit Loans	Commitment Fee for unused Revolving Credit Commitments
1	Greater than or equal to 3.75:1.00	2.50%	1.50%	0.400%

2	Less than 3.75:1.00 but greater than or equal to 3.00:1.00	2.25%	1.25%	0.350%

3	Less than 3.00:1.00 but greater than or equal to 2.25:1.00	2.00%	1.00%	0.300%

4	Less than 2.25:1.00 but greater than or equal to 1.50:1.00	1.75%	0.75%	0.250%

5	Less than 1.50:1.00	1.50%	0.50%	0.250%

Any increase or decrease in the Applicable Rate resulting from a change in the Total Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided that at the option of the Administrative Agent or the Required Lenders, the highest Pricing Level shall apply (x) as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply) and (y) as of the first Business Day after an Event of Default under Section 8.01(a) shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply).

“Appropriate Lender” means, at any time, (a) with respect to Loans of any Class, the Lenders of such Class, (b) with respect to Letters of Credit, (i) the relevant L/C Issuers and (ii) the relevant Revolving Credit Lenders and (c) with respect to the Swing Line Facility, (i) the Swing Line Lender and (ii) the Revolving Credit Lenders.

“Approved Bank” has the meaning specified in clause (c) of the definition of “Cash Equivalents”.

“Approved Fund” means any Fund that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender.

“Assignees” has the meaning specified in Section 10.07(b).

“Assignment and Assumption Agreement” means an Assignment and Assumption Agreement substantially in the form of Exhibit E.

“Attorney Costs” means and includes all reasonable fees, expenses and disbursements of any law firm or other external legal counsel.

“Attributable Indebtedness” means, on any date, in respect of any Finance Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.

“Audited Financial Statements” means the audited consolidated balance sheets of the Company and its Subsidiaries as of December 27, 2020, December 29, 2019 and December 30, 2018, and the related audited consolidated statements of income, stockholders’ equity and cash flows for the Company and its Subsidiaries for the fiscal years ended December 27, 2020, December 29, 2019 and December 30, 2018, respectively, as any of the foregoing may have been restated prior to the date hereof.

“ Auto-Renewal Letter of Credit” has the meaning specified in Section 2.03(b)(iii).

“ Available Incremental Amount” has the meaning specified in Section 2.15(d)(iv).

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (a) if ~~the then-current~~such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark~~, as applicable, that is or may be used for determining the length of an Interest Period~~ pursuant to this Agreement (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 3.03(b)(iv).

~~“Auto-Renewal Letter of Credit” has the meaning specified in Section 2.03(b)(iii).~~

~~“Available Incremental Amount” has the meaning specified in Section 2.15(d)(iv).~~

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its “prime rate” and (c) ~~the Eurocurrency Rate for a Eurocurrency Rate Loan denominated in Dollars with~~Adjusted Term SOFR for a one-month ~~Interest Period commencing~~tenor in effect on such day (or, if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%. The “prime rate” is a rate set by the Administrative Agent based upon various factors including the Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the Base Rate due to a change in the “prime rate”, the Federal Funds Rate or ~~the Eurocurrency Rate~~Adjusted Term SOFR shall be effective as of the opening of business on the day of such change in the “prime rate”, the Federal Funds Rate or ~~the Eurocurrency Rate~~Adjusted Term SOFR, respectively.

“Base Rate Loan” means a Loan that bears interest based on the Base Rate.

“Benchmark” means, initially, ~~USD LIBOR~~the Term SOFR Reference Rate; provided that if a Benchmark Transition Event~~, a Term SOFR Transition Event, or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have~~ has occurred with respect to ~~USD LIBOR~~the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.03(b)(i).

“Benchmark Replacement” means, ~~for any Available Tenor,(a)~~ with respect to any Benchmark Transition Event ~~or Early Opt-in Election~~, the ~~first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:~~

~~(1)    the~~ sum of: (~~A) Term SOFR and (B) the related Benchmark Replacement Adjustment;~~

~~(2)    the sum of: (A) Daily Simple SOFR and (B) the related Benchmark Replacement Adjustment;~~

~~(3)    the sum of: (A) the alternate benchmark rate that has been selected by the Administrative Agent and the Company as the replacement for the then-current Benchmark for the applicable Corresponding Tenor~~a) the alternate benchmark rate that has been selected by the Administrative Agent and the Company giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement ~~for~~to the then-current Benchmark for Dollar-denominated syndicated credit facilities ~~at such time~~ and (~~B) the related Benchmark Replacement Adjustment; or~~

~~(b)    with respect to any Term SOFR Transition Event, the sum of (i) Term SOFR and (ii) the related Benchmark Replacement Adjustment;~~

b ) the related Benchmark Replacement Adjustment; provided that, ~~(i) in the case of clause (a)(1), if the Administrative Agent decides that Term SOFR is not administratively feasible for the Administrative Agent, then Term SOFR will be deemed unable to be determined for purposes of this definition and (ii) in the case of clause (a)(1) or clause (b) of this definition, the applicable Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion. If the~~if such Benchmark Replacement as so determined ~~pursuant to clause (a)(1), (a)(2) or (a)(3) or clause (b) of this definition~~ would be less than the Floor, ~~the~~such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable ~~Interest Period and~~ Available Tenor ~~for any setting of such Unadjusted Benchmark Replacement:~~

~~(1)    for purposes of clauses (a)(1) and (a)(2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent:(a)~~ , the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) ~~as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement;~~

~~(b)    the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Available Tenor of such Benchmark;~~

~~(2)    for purposes of clause (a)(3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero)~~ that has been selected by the Administrative Agent and the Company giving due consideration to (~~i~~a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such ~~Available Tenor of such~~ Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body ~~on the applicable Benchmark Replacement Date~~ or (~~ii~~b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such ~~Available Tenor of such~~ Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities~~; and~~

~~(3)    for purposes of clause (b) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Available Tenor of USD LIBOR with a SOFR-based rate;~~

~~provided that, (x) in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion and (y) if the then-current Benchmark is a term rate, more than one tenor of such Benchmark is available as of the applicable Benchmark Replacement Date and the applicable Unadjusted Benchmark Replacement that will replace such Benchmark in accordance with Section 3.03(b)(i) will not be a term rate, the Available Tenor of such Benchmark for purposes of this definition of “Benchmark Replacement Adjustment” shall be deemed to be, with respect to each Unadjusted Benchmark Replacement having a payment period for interest calculated with reference thereto, the Available Tenor that has approximately the same length (disregarding business day adjustments) as such payment period.~~

~~“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents)~~.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(a)    in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(b)    in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date ~~of~~on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the ~~public~~most recent statement or publication ~~of information~~ referenced ~~therein;(c)~~ in ~~the case of a Term SOFR Transition Event, the date that is thirty (30) days after the Administrative Agent has provided the Term SOFR Notice to the Lenders and the Company pursuant to Section 3.03(b)(i)(B); or~~such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

~~(d)    in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.~~

For the avoidance of doubt, ~~(i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii)~~ the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (~~1~~a) or (~~2~~b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a)    a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely~~,~~; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely~~,~~; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are ~~no longer~~not, or as of a specified future date will not be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).

“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date ~~pursuant to clauses (a) or (b) of that definition~~ has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03(b)(i) and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03(b)(i).

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 CFR § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Borrowers” has the meaning specified in the introductory paragraph of this Agreement.

“Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing or a Term Borrowing, as the context may require.

“Business Day” means any day ~~other than~~that (a) is not a Saturday, Sunday or other day on which the Federal Reserve Bank of New York is closed and (b) is not a day on which commercial banks ~~are authorized to close under the Laws of, or are in fact closed in,~~in the state where the Administrative Agent’s Office is located ~~and if such day relates to any interest rate settings as to a Eurocurrency Rate Loan, any fundings, disbursements, settlements and payments in respect of any such Eurocurrency Rate Loan, or any other dealings to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day on which dealings in deposits in Dollars are conducted by and between banks in the relevant interbank eurodollar market~~are closed.

“Capital Expenditures” means, for any period, the aggregate of (a) all expenditures (whether paid in cash or accrued as liabilities) by the Company and its Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as capital expenditures on the consolidated statement of cash flow of the Company and its Subsidiaries and (b) the value of all assets under Finance Leases incurred by the Company and its Subsidiaries during such period.

“Cash Collateral” has the meaning specified in Section 2.03(g).

“Cash Collateral Account” means a blocked account at the Administrative Agent (or another commercial bank selected in compliance with Section 9.09) in the name of the Administrative Agent and under the sole dominion and control of the Administrative Agent, and otherwise established in a manner satisfactory to the Administrative Agent.

“Cash Collateralize” has the meaning specified in Section 2.03(g).

“Cash Equivalents” means any of the following types of Investments, to the extent owned by the Company or any Subsidiary:

(a)    Dollars or, in the case of any Foreign Subsidiary, such local currencies held by it from time to time in the ordinary course of business;

(b)    readily marketable obligations issued or directly and fully guaranteed or insured by the government or any agency or instrumentality of the United States, having average maturities of not more than 24 months from the date of acquisition thereof; provided that the full faith and credit of the United States is pledged in support thereof;

(c)    time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) is a Lender or (ii) (A) is organized under the Laws of the United States, any state thereof, the District of Columbia or any member nation of the Organization for Economic Cooperation and Development or is the principal banking Subsidiary of a bank holding company organized under the Laws of the United States, any state thereof, the District of Columbia or any member nation of the Organization for Economic Cooperation and Development, and is a member of the Federal Reserve System, and (B) has combined capital and surplus of at least $250,000,000 (any such bank in the foregoing clauses (i) or (ii) being an “Approved Bank”), in each case with average maturities of not more than 12 months from the date of acquisition thereof;

(d)    commercial paper and variable or fixed rate notes issued by an Approved Bank (or by the parent company thereof) or any variable or fixed rate note issued by, or guaranteed by, a corporation rated A-2 (or the equivalent thereof) or better by S&P or P-2 (or the equivalent thereof) or better by Moody’s, in each case with average maturities of not more than 24 months from the date of acquisition thereof;

(e)    repurchase agreements entered into by any Person with a bank or trust company (including any of the Lenders) or recognized securities dealer, in each case, having capital and surplus in excess of $250,000,000 for direct obligations issued by or fully guaranteed or insured by the government or any agency or instrumentality of the United States, in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations;

(f)    securities with average maturities of 24 months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision, taxing authority agency or instrumentality of any such state, commonwealth or territory or by any foreign government having an investment grade rating from either S&P or Moody’s (or the equivalent thereof);

(g)    Investments with average maturities of 12 months or less from the date of acquisition in money market funds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s;

(h)    Indebtedness or preferred stock issued by Persons with a rating of “A” or higher from S&P or “A2” or higher from Moody’s with maturities of 24 months or less from the date of acquisition, in each case in Dollars or another currency permitted above in this definition;

(i)    in the case of Foreign Subsidiaries only, instruments equivalent to those referred to in clauses (a) through (h) above or clause (j) below in each case denominated in any foreign currency comparable in credit quality and tenor to those referred to in such clauses above and customarily used by corporations for cash management purposes in any jurisdiction outside the United States to the extent reasonably required in connection with any business conducted by any Foreign Subsidiary organized in such jurisdiction; or

(j)    Investments, classified in accordance with GAAP as current assets of the Company or any Subsidiary, in money market investment programs which are registered under the Investment Company Act of 1940 or which are administered by financial institutions having capital of at least $250,000,000, and, in either case, the portfolios of which are limited such that substantially all of such investments are of the character, quality and maturity described in clauses (a) through (g) of this definition.

“Cash Management Banks” means any Person that (a) is an Agent, Joint Lead Arranger, Lender or any Affiliate of such Agent, Joint Lead Arranger or Lender at any time that such Person initially provides any Cash Management Services to the Company or any Subsidiary, whether or not such Person subsequently ceases to be an Agent, Joint Lead Arranger, Lender or Affiliate of such Agent, Joint Lead Arranger or Lender or (b) at the time it becomes a Lender (including on the Closing Date), is already providing Cash Management Services to the Company or any Subsidiary.

“Cash Management Obligations” means obligations owed by the Company or any Subsidiary to any Cash Management Bank in respect of any Cash Management Services.

“Cash Management Services” means any agreement or arrangement to provide cash management services, including treasury, depository, overdraft, credit card processing, credit or debit card, purchase card, electronic funds transfer and other cash management arrangements.

“Casualty Event” means any event that gives rise to the receipt by the Company or any Subsidiary of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as subsequently amended.

“CERCLIS” means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

“CFC” means a “controlled foreign corporation” within the meaning of Section 957(a) of the Code.

“Change of Control” means the earliest to occur of:

(a)    (1) any Person or (2) Persons constituting a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such Person and its Subsidiaries, and any Person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), becomes the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 of the Exchange Act), directly or indirectly, of Equity Interests representing more than forty percent (40%) of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company;

(b)    any “Change of Control” (or any comparable term) in any document pertaining to (i) any Permitted Pari Passu Secured Refinancing Debt, any Permitted Unsecured Refinancing Debt, any Incremental Equivalent Debt, any Junior Financing, in each case with an aggregate outstanding principal amount in excess of the Threshold Amount or (ii) any Disqualified Equity Interests with an aggregate liquidation preference in excess of the Threshold Amount; or

(c)    OSI ceases to be a Wholly Owned Subsidiary of the Company (or any successor under Section 7.04(a)).

“Class” (a) when used with respect to Lenders, refers to whether such Lenders have Loans or Commitments with respect to a particular Class of Loans or Commitments, (b) when used with respect to Commitments, refers to whether such Commitments are Term Commitments, Incremental Term Commitments, Commitments in respect of a Class of Loans to be made pursuant to a given Extension Series, Other Term Loan Commitments of a given Refinancing Series, Revolving Credit Commitments, or Other Revolving Credit Commitments, in each case not designated part of another existing Class and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Term Loans, Incremental Term Loans, Extended Term Loans, Other Term Loans made pursuant to a given Refinancing Series, Revolving Credit Loans, Loans made pursuant to Extended Revolving Credit Commitments or Other Revolving Credit Loans in each case not designated part of another existing Class. Commitments (and, in each case, the Loans made pursuant to such Commitments) that have different terms and conditions shall be construed to be in different Classes. Commitments (and, in each case, the Loans made pursuant to such Commitments) that have the same terms and conditions shall be construed to be in the same Class.

“Closing Date” means April 16, 2021.

“Code” means the U.S. Internal Revenue Code of 1986, as amended, and rules and regulations related thereto.

“Co-Documentation Agents” means each of Regions Bank, Truist Bank, Sumitomo Mitsui Banking Corporation, Capital One, N.A., Fifth Third Bank, National Association, TD Bank, N.A. and U.S. Bank National Association.

“Collateral” means all the “Collateral” as defined in any Collateral Document and shall include the Mortgaged Properties.

“Collateral Agent” means the Administrative Agent, in its capacity as collateral agent under any of the Loan Documents, or any successor collateral agent.

“Collateral and Guarantee Requirement” means, at any time, the requirement that:

(a)    the Administrative Agent shall have received each Collateral Document required to be delivered on the Closing Date pursuant to Section 4.01, Section 6.11 or Section 6.13 at such time, duly executed by each Loan Party thereto;

(b)    all Obligations shall have been unconditionally guaranteed by each Borrower (in the case of Obligations under clauses (b) and (c) of the first sentence of the definition thereof) and each Subsidiary that is a Domestic Subsidiary and not an Excluded Subsidiary;

(c)    all guarantees issued or to be issued in respect of a Junior Financing (i) shall be subordinated to the Guarantees to the same extent that such Junior Financing is subordinated to the Obligations and (ii) shall provide for their automatic release upon a release of the corresponding Guarantee;

(d)    the Obligations and the Guarantees shall have been secured by a first-priority perfected security interest in 100% of the Equity Interests of each Subsidiary that is a Domestic Subsidiary (other than any Foreign Subsidiary Holding Company and any Liquor License Subsidiary);

(e)    except to the extent otherwise permitted hereunder or under any Collateral Document, the Obligations and the Guarantees shall have been secured by a security interest in, and mortgages on, substantially all tangible and intangible assets (other than Equity Interests, subject to the requirements and limitations set forth in clause (d) above) of each Borrower and each other Guarantor (including accounts receivable, inventory, equipment, investment property, contract rights, domestic intellectual property, other general intangibles, owned Material Real Property and proceeds of the foregoing), in each case, with the priority required by the Collateral Documents;

(f)    none of the Collateral shall be subject to any Liens other than Liens permitted by Section 7.01; and

(g)    the Collateral Agent shall have received (i) counterparts of a Mortgage with respect to any Material Real Property required to be delivered pursuant to Section 6.11 (the “Mortgaged Properties”) duly executed and delivered by the record owner of such property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage as a valid Lien on the property described therein, free of any other Liens except as expressly permitted by Section 7.01 together with such endorsements, coinsurance and reinsurance as the Administrative Agent may reasonably request, (iii) such existing surveys, existing abstracts, existing appraisals and other documents as the Administrative Agent may reasonably request with respect to any such Mortgaged Property, provided that nothing in this clause (iii) shall require any Borrower to update existing surveys or order new surveys with respect to any Mortgaged Property and (iv) standard flood hazard determination forms and if any Material Real Property is located in a special flood hazard area, (x) notices to (and confirmations of receipt by) the Company as to the existence of a special flood hazard and, if applicable, the unavailability of flood hazard insurance under the National Flood Insurance Program and (y) evidence of applicable flood insurance, if available, in each case in such form, on such terms and in such amounts as required by The National Flood Insurance Reform Act of 1994, the Federal Flood Disaster Protection Act and rules and regulations promulgated thereunder or as otherwise required by the Administrative Agent or any Lender.

The foregoing definition shall not require, and the Loan Documents shall not contain any requirements as to, the creation or perfection of pledges of or security interests in, Mortgages on, or the obtaining of title insurance or surveys with respect to, any Excluded Assets. The Collateral Agent may grant extensions of time for the perfection of security interests in or the obtaining of title insurance with respect to particular assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Loan Parties on such date) where it reasonably determines, in consultation with the Company, that perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Collateral Documents.

Notwithstanding anything to the contrary, there shall be no requirement for (and no Default or Event of Default under the Loan Documents shall arise out of the lack of) (A) actions required by the Laws of any non-U.S. jurisdiction in order to create any security interests in any assets or to perfect such security interests (including any intellectual property registered in any non-U.S. jurisdiction) (it being understood that there shall be no security agreements or pledge agreements governed under the Laws of any non-U.S. jurisdiction) and (B) perfecting security interests by entering into agreements with third parties (including control or similar agreements) in respect of cash and Cash Equivalents, deposit or securities accounts (other than the Cash Collateral Account) or uncertificated securities of Persons other than Wholly Owned Subsidiaries directly owned by any Borrower or any Guarantor.

In addition, any Borrower may cause any Domestic Subsidiary that is not otherwise required to be a Guarantor to Guarantee the Obligations and otherwise satisfy the Collateral and Guarantee Requirement, in which case such Domestic Subsidiary shall be treated as a Guarantor under this Agreement and every other Loan Document for all purposes.

“Collateral Documents” means, collectively, the Security Agreement, the Mortgages, each of the mortgages, Security Agreement Supplements, security agreements, pledge agreements or other similar agreements delivered to the Collateral Agent pursuant to Section 6.11 or Section 6.13, the Guaranty and each of the other agreements, instruments or documents that creates or purports to create or affirm a Lien or Guarantee in favor of the Collateral Agent or the Administrative Agent for the benefit of the Secured Parties.

“Commitment” means a Term Commitment, an Incremental Term Commitment, an Extended Term Loan Commitment of a given Extension Series, an Other Term Loan Commitment, a Revolving Credit Commitment, an Extended Revolving Credit Commitment of a given Extension Series or Other Revolving Credit Commitment, as the context may require.

“Committed Loan Notice” means a notice of (a) a Term Borrowing, (b) a Revolving Credit Borrowing, (c) a conversion of Loans from one Type to the other, or (d) a continuation of ~~Eurocurrency Rate~~SOFR Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Company” has the meaning specified in the introductory paragraph of this Agreement.

“Compensation Period” has the meaning specified in Section 2.12(c)(ii).

“Compliance Certificate” means a certificate substantially in the form of Exhibit D.

“ Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 3.05 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents)

“Consolidated Cash Balance” means all cash on hand of the Borrowers and their respective Subsidiaries maintained in deposit accounts, excluding “store” cash, cash in transit between stores (including credit card receipts in transit from the Company’s credit card processing company) and deposit accounts and cash receipts from sales in the process of inter-account transfers, in each case in the ordinary course operations of the Borrowers and their respective Subsidiaries and not outstanding for more than two Business Days after receipt thereof.

“Consolidated EBITDA” means, for any period, the Consolidated Net Income for such period, plus:

(a)    without duplication and (in each case, other than with respect to clause (a)(xi) below) to the extent already deducted (and not added back) in arriving at such Consolidated Net Income, the sum of the following amounts for such period:

(i)    total interest expense and, to the extent not reflected in such total interest expense, any losses on hedging obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains on such hedging obligations, or other derivative instruments and costs of surety bonds in connection with financing activities, and any financing fees (including commitment, underwriting, funding, “rollover” and similar fees and commissions, discounts, yields and other fees, charges and amounts incurred in connection with the issuance or incurrence of Indebtedness and all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Swap Contracts) and annual agency, unused line, facility or similar fees paid under definitive documentation related to Indebtedness,

(ii)    provision for Income Taxes of the Company and its Subsidiaries paid or accrued during such period,

(iii)    depreciation and amortization, including amortization of deferred financing fees and debt discounts,

(iv)    Non-Cash Charges,

(v)    unusual or non-recurring losses, charges or expenses (including without limitation, relating to the Transaction) and any charges, losses or expenses related to signing, retention or completion bonuses or recruiting costs, costs and expenses relating to any registration statement, or registered exchange offer in respect of any Indebtedness permitted hereunder, and, to the extent related to Permitted Acquisitions, integration and systems establishment costs; provided that such integration and systems establishment costs are certified as such in a certificate of a Responsible Officer delivered to the Administrative Agent,

(vi)    severance, relocation costs, curtailments or modifications to pension and post-retirement employee benefit plans, catch-up or transition expenses for “Partner Equity Plans” to the extent relating to employee services rendered in prior periods, and pre-opening, opening, closing and consolidation costs and expenses with respect to any facilities and restaurants,

(vii)    cash restructuring charges or reserves (including restructuring costs related to acquisitions after the Closing Date); provided that such adjustments are certified as restructuring charges or reserves in a certificate of a Responsible Officer delivered to the Administrative Agent,

(viii)    any costs or expenses (excluding Non-Cash Charges) incurred by the Company or a Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, to the extent that such costs or expenses are funded with cash proceeds contributed to the capital of the Company or net cash proceeds of an issuance of Equity Interests of the Company (other than Disqualified Equity Interests),

(ix)    to the extent (1) covered by insurance under which the insurer has been properly notified and has affirmed or consented to coverage in writing, expenses with respect to liability or casualty events or business interruption, and (2) actually reimbursed in cash, expenses incurred to the extent covered by indemnification provisions in any agreement in connection with the Transaction or a Permitted Acquisition,

(x)    cash receipts (or reduced cash expenditures) to the extent of non-cash gains relating to such income that were deducted in the calculation of Consolidated EBITDA pursuant to clause (b)(ii) below for any prior period,

(xi)    the amount of “run rate” net cost savings, synergies and operating expense reductions (without duplication of any amounts added back pursuant to Section 1.11(c) in connection with a Specified Transaction) projected by the Company in good faith to result from actions taken or with respect to which substantial steps have been taken (calculated on a Pro Forma Basis as though such cost savings, operating expense reductions and synergies had been realized on the first day of the period for which Consolidated EBITDA is being determined and if such cost savings, operating expense reductions and synergies were realized during the entirety of such period), net of the amount of actual benefits realized during such period from such actions; provided, that such cost savings, operating expense reductions and synergies are reasonably identifiable and factually supportable (it is understood and agreed that “run-rate” means the full recurring benefit for a period that is associated with any action taken or with respect to which substantial steps have been taken); provided, further, that the aggregate amount of cost savings, synergies and operating expense reductions added back pursuant to this clause (xi) and Section 1.11(c)

in any period of four consecutive fiscal quarters shall not exceed an amount equal to 5% of Consolidated EBITDA for such period (calculated before giving effect to this clause (xi) and Section 1.11(c)), and

(xii)    the amount of any minority interest consisting of Subsidiary income attributable to minority equity interests of third parties in any non-Wholly Owned Subsidiary deducted (and not added back) in such period in calculating Consolidated Net Income except to the extent of cash dividends declared or paid on Equity Interests of such non-Wholly Owned Subsidiaries held by third parties, less

(b)    without duplication and to the extent included in arriving at such Consolidated Net Income, the sum of the following amounts for such period:

(i)    unusual or non-recurring gains,

(ii)    non-cash gains increasing Consolidated Net Income for such period, excluding any non-cash gains that represent the reversal of an accrual or reserve for any anticipated cash charges in any prior period (other than any such accrual or reserve that has been added back to Consolidated Net Income in calculating Consolidated EBITDA in accordance with this definition),

(iii)    rent expense paid in cash during such period over and above rent expense as determined in accordance with GAAP for such period, and

(iv)    any non-cash gains with respect to cash actually received in a prior period unless such cash did not increase Consolidated EBITDA in a prior period,

in each case, as determined on a consolidated basis for the Company and its Subsidiaries in accordance with GAAP; provided that, to the extent included in Consolidated Net Income,

(A)    there shall be excluded in determining Consolidated EBITDA currency translation gains and losses related to currency remeasurements of Indebtedness (including the net loss or gain resulting from Swap Contracts for currency exchange risk),

(B)    there shall be excluded in determining Consolidated EBITDA rent expense as determined in accordance with GAAP not actually paid in cash during such period (net of rent expense paid in cash during such period over and above rent expense as determined in accordance with GAAP for such period), and

(C)    there shall be excluded in determining Consolidated EBITDA any net after-tax income (loss) from the early extinguishment of Indebtedness or hedging obligations or other derivative instruments.

For the purpose of the definition of Consolidated EBITDA, “Non-Cash Charges” means (a) any impairment charge or asset write-off or write-down related to intangible assets, long-lived assets and other assets (including licenses or other approvals for the sale of alcoholic beverages), and investments in debt and equity securities pursuant to GAAP, (b) stock-based awards compensation expense including, but not limited to, non-cash charges, expenses or write-downs arising from stock options, restricted stock or other equity incentive programs, and (c) other non-cash charges, expenses or write-downs (provided that if any non-cash charges, expenses and write-downs referred to in this paragraph represent an accrual or reserve for potential cash items in any future period, (1) the Company may determine not to add back such non-

cash charge in the current period and (2) to the extent the Company does decide to add back such non-cash charge, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period).

“Consolidated Net Income” means, for any period, the net income (loss) of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, excluding, without duplication, (a) extraordinary items for such period, (b) the cumulative effect of a change in accounting principles during such period to the extent included in Consolidated Net Income, (c) Transaction Expenses, (d) any fees and expenses incurred during such period, or any amortization thereof for such period, in connection with any acquisition, investment, asset disposition, issuance or repayment of debt, issuance of equity securities, refinancing transaction or amendment or other modification of any debt instrument (in each case, including any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed), (e) any income (loss) for such period attributable to the early extinguishment of Indebtedness, (f) accruals and reserves that are established within twelve months after the Closing Date that are so required to be established as a result of the Transaction in accordance with GAAP, (g) any unrealized net gains and losses resulting from Obligations under Secured Hedge Agreements or embedded derivatives that require similar accounting treatment and the application of Accounting Standards Codification Topic 815 and related pronouncements, (h) any after-tax gains or losses on disposal of disposed, abandoned or discontinued operations and any after-tax effect of gains and losses (less all fees and expenses related thereto) attributable to asset dispositions other than in the ordinary course of business and (i) any net income (loss) for such period of any Person that is not a Subsidiary, or that is accounted for by the equity method of accounting, provided that Consolidated Net Income shall be increased by the amount of dividends or distributions that are actually paid in cash (or converted into cash) to the Company or a Subsidiary in respect of such net income in such period. There shall be excluded from Consolidated Net Income for any period the purchase accounting effects of adjustments, including to property, equipment, inventory and software and other intangible assets (including favorable and unfavorable leases and contracts) and deferred revenue in component amounts required or permitted by GAAP and related authoritative pronouncements (including the effects of such adjustments pushed down to the Company and its Subsidiaries), as a result of any acquisition consummated prior to or after the Closing Date (including any Permitted Acquisitions), or the amortization, write-off or write-down of any amounts thereof.

“Consolidated Senior Secured Net Debt” means, as of any date of determination, (a) any Indebtedness described in clause (a) of Consolidated Total Debt outstanding on such date that is secured by a Lien on any asset or property of any Borrower or any Subsidiary minus (b) the aggregate amount of cash and Cash Equivalents (in each case, free and clear of all Liens, other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Sections 7.01(a), 7.01(l), 7.01(aa), 7.01(bb) and clauses (i) and (ii) of Section 7.01(t)) included in the consolidated balance sheet of the Company and its Subsidiaries as of such date; provided that for purposes of determining the Consolidated Senior Secured Net Leverage Ratio for purposes of Section 2.15(d)(iv) and Section 7.03(s) only, any cash proceeds of any Incremental Facility or Incremental Equivalent Debt will not be considered cash or Cash Equivalents under clause (b) hereof and the full amount of any Revolving Commitment Increases or Incremental Equivalent Debt shall be deemed to be Indebtedness outstanding on such date.

“Consolidated Senior Secured Net Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Senior Secured Net Debt as of the last day of such Test Period to (b) Consolidated EBITDA of the Company for such Test Period.

“Consolidated Total Debt” means, as of any date of determination, (a) the aggregate principal amount of Indebtedness of the Company and its Subsidiaries outstanding on such date, in an amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with

GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with any Permitted Acquisition), consisting of Indebtedness for borrowed money, obligations in respect of Finance Leases, debt obligations evidenced by promissory notes or similar instruments, unreimbursed drawings in respect of letters of credit (or similar facilities) and Guarantees of the foregoing, minus (b) the aggregate amount of cash and Cash Equivalents (in each case, free and clear of all Liens, other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Sections 7.01(a), 7.01(l), 7.01(aa), 7.01(bb) and clauses (i) and (ii) of Section 7.01(t)) included in the consolidated balance sheet of the Company and its Subsidiaries as of such date; provided that for purposes of determining the Total Net Leverage Ratio for purposes of Section 7.03(s) only, any cash proceeds of any Incremental Facility or Incremental Equivalent Debt will not be considered cash or Cash Equivalents under clause (b) hereof and the full amount of any Revolving Commitment Increases or Incremental Equivalent Debt shall be deemed to be Indebtedness outstanding on such date.

~~“Consolidated Working Capital” means, at any date, the excess of (a) the sum of all amounts (other than cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Company and its Subsidiaries at such date over (b) the sum of all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Company and its Subsidiaries on such date, including deferred revenue but excluding, without duplication, (i) the current portion of any Funded Debt, (ii) all Indebtedness consisting of Loans and L/C Obligations to the extent otherwise included therein, (iii) the current portion of accrued interest and (iv) the current portion of current and deferred income taxes.~~

~~“Contract Consideration” has the meaning specified in the definition of “Excess Cash Flow”.~~

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” has the meaning specified in the definition of “Affiliate”.

~~“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.~~

“Co-Syndication Agents” means each of Bank of America, N.A., Coöperatieve Rabobank U.A., New York Branch and JPMorgan Chase Bank, N.A.

~~“Covenant Relief Period” means the period beginning on May 4, 2020 and ending on the date the Company has provided the Compliance Certificate for the Test Period ending September 26, 2021 showing compliance with the Financial Covenant.~~

“Credit Agreement Refinancing Indebtedness” means any (a) Permitted Pari Passu Secured Refinancing Debt, (b) Permitted Unsecured Refinancing Debt or (c) other Indebtedness incurred pursuant to a Refinancing Amendment, in each case, issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace, repurchase, retire or refinance, in whole or part, existing Loans or Commitments hereunder, or any then-existing Credit Agreement Refinancing Indebtedness (“Refinanced Debt”); provided that (i) such exchanging, extending, renewing, replacing, repurchasing, retiring or refinancing Indebtedness is in an original aggregate principal amount not greater than the aggregate principal amount of the Refinanced Debt except by an amount equal to unpaid accrued interest and premium (including tender premium) and penalties thereon plus reasonable upfront fees and original issue discount on such exchanging, extending, renewing, replacing, repurchasing, retiring or refinancing Indebtedness, plus other reasonable and customary fees and expenses in connection with such exchange, modification, refinancing, refunding, renewal, replacement, repurchase, retirement or extension, (ii) (I) such Indebtedness (other than Revolving Credit Commitments) has a final maturity no earlier than the Maturity Date of, and a Weighted Average Life to Maturity no shorter than the remaining Weighted Average Life to Maturity of, the Refinanced Debt as originally in effect prior to any amortization or prepayments thereto and (II) such Indebtedness if consisting of Revolving Credit Commitments, have a maturity no earlier than, and do not have any commitment reductions that are not applicable to, the Refinanced Debt, (iii) the terms and conditions of such Indebtedness (except as otherwise provided in clause (ii) above and with respect to pricing, premiums and optional prepayment or redemption terms) reflect market terms and conditions at the time of issuance (but in no event shall any such Indebtedness have covenants and defaults materially more restrictive (taken as a whole) than those set forth in this Agreement (except for covenants or other provisions applicable only to periods after the Latest Maturity Date at the time of incurrence of such Indebtedness)), (iv) such Refinanced Debt shall be repaid, repurchased, retired, defeased or satisfied and discharged, and all accrued interest, fees, premiums (if any) and penalties in connection therewith shall be paid, on the date such Credit Agreement Refinancing Indebtedness is issued, incurred or obtained and (v) to the extent the Refinanced Debt is subordinated in right of payment to the Obligations, such Indebtedness shall be subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Refinanced Debt.

“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.

“Cumulative Growth Amount” shall mean, on any date of determination, the sum of, without duplication,

(a)    (i) $50,000,000 plus (ii) 50% of the aggregate amount of Consolidated Net Income (or, if the Consolidated Net Income is a loss, minus 100% of the amount of the loss) accrued on a cumulative basis during the period, taken as one accounting period, beginning on March 31, 2014 and ending on the last day of the Company’s most recently completed fiscal quarter for which financial statements have been provided pursuant to this Agreement, plus

(b)    the amount of Net Cash Proceeds from the sale of Equity Interests of the Company (other than Excluded Contributions and issuances of Disqualified Equity Interests) after the Closing Date to the extent that such Net Cash Proceeds shall have been actually received by the Borrowers on or prior to such date of determination and to the extent not used to make payments under Section 7.03(i) or make Restricted Payments pursuant to Section 7.06(f), plus

(c)    an amount equal to the aggregate Returns (not to exceed the original amount of such Investment) in respect of any Investment made since the Closing Date pursuant to Section 7.02(m) to the extent that such Returns did not increase Consolidated Net Income, plus

(d)    the aggregate amount of Specified Proceeds actually received by the Borrower on or prior to such date of determination, minus

(e)  the sum at the time of determination of (i) the aggregate amount of Investments made since the Closing Date pursuant to Section 7.02(m) and (ii) the aggregate amount of prepayments, redemptions or repurchases made since the Closing Date pursuant to Section 7.12(a)(v).

~~“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for~~

~~this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.~~

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means an interest rate equal to (a) the Base Rate plus (b) the Applicable Rate, if any, applicable to Base Rate Loans plus (c) 2.0% per annum; provided that with respect to a ~~Eurocurrency Rate~~SOFR Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2.0% per annum, in each case, to the fullest extent permitted by applicable Laws.

“Defaulting Lender” means, subject to Section 2.17(b), any Lender that, as reasonably determined by the Administrative Agent, (a) has failed to perform any of its funding obligations hereunder, including in respect of its Loans, participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder within one (1) Business Day of the date required to be funded by it hereunder, unless the subject of a good faith dispute or subsequently cured, (b) has otherwise failed to pay over to the Administrative Agent, the L/C Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder within one (1) Business Day of the date when due, unless the subject of a good faith dispute or subsequently cured, (c) has notified the Administrative Agent or the L/C Issuer or the Swing Line Lender that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit, (d) has failed, within three (3) Business Days after request by the Administrative Agent, to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations hereunder or (e) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, (iii) taken any action in furtherance of, or indicated its consent to, approved of or acquiescence in any such proceeding or appointment or (iv) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority.

“Designated Non-Cash Consideration” means the Fair Market Value of non-cash consideration received by the Company or a Subsidiary in connection with a Disposition pursuant to Section 7.05(k) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer, setting forth the basis of such valuation (which amount will be reduced by the Fair Market Value of the portion of the non-cash consideration converted to cash or Cash Equivalents within 180 days following the consummation of the applicable Disposition).

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction and any sale of Equity Interests) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith; provided that “Disposition” and “Dispose” shall not be deemed to include any issuance by the Company of any of its Equity Interests to another Person.

“Disqualified Equity Interests” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments and the termination of all outstanding Letters of Credit (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized, back-stopped by a letter of credit reasonably satisfactory to the applicable L/C Issuer or deemed reissued under another agreement reasonably acceptable to the applicable L/C Issuer)), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests and other than as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments and the termination of all outstanding Letters of Credit (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized, back-stopped by a letter of credit reasonably satisfactory to the applicable L/C Issuer or deemed reissued under another agreement reasonably acceptable to the applicable L/C Issuer)), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the Latest Maturity Date at the time of the issuance of such Equity Interests.

“Disqualified Institutions” means any banks, financial institutions or other Persons separately identified by the Borrowers to the Joint Lead Arrangers in writing prior to the Closing Date.

“Dollar” and “$” mean lawful money of the United States.

“Domestic Subsidiary” means any Subsidiary that is organized under the Laws of the United States, any state thereof or the District of Columbia.

~~“Early Opt-in Election” means, if the then-current Benchmark is USD LIBOR, the occurrence of:~~

~~(a)     a notification by the Administrative Agent to (or the request by the Company to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and~~

~~(b)    the joint election by the Administrative Agent and the Company to trigger a fallback from USD LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders.~~

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any credit institution or investment firm established in any EEA Member Country.

“Electronic Record” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006.

“Electronic Signature” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006.

“Eligible Assignee” means any Assignee permitted by and consented to in accordance with Section 10.07(b).

“Employment Participation Subsidiary” means a limited partnership or other entity that is a Subsidiary (i) which contracts to provide services to one or more other Subsidiaries of the Company which operate one or more restaurants, (ii) which engages in no other material business activities and has no material assets other than those related to clause (i) above and (iii) in which restaurant employees of the Company and its Subsidiaries have an equity ownership interest.

“Environmental Laws” means any and all Federal, state, local and foreign statutes, Laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution, the protection of the environment, natural resources, or, to the extent relating to exposure to Hazardous Materials, human health or to the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities after the conversion thereof).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is under common control with any Loan Party within the meaning of Section 414 of the Code or Section 4001 of ERISA.

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Loan Party or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent or in reorganization; (d) the filing of a notice of intent to terminate a Pension Plan, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any ERISA Affiliate; or (g) the failure of any Pension Plan to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or Section 302 of ERISA.

“Erroneous Payment” has the meaning assigned thereto in Section 9.15(a).

“Erroneous Payment Deficiency Assignment” has the meaning assigned thereto in Section 9.15(d).

“Erroneous Payment Impacted Class” has the meaning assigned thereto in Section 9.15(d).

“Erroneous Payment Return Deficiency” has the meaning assigned thereto in Section 9.15(d).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time.

~~“Eurocurrency Rate” means, subject to the implementation of a Benchmark Replacement in accordance with Section 3.03(b), with respect to any Borrowing of Eurocurrency Rate Loans for any Interest Period, (a) the rate per annum published by the ICE Benchmark Administration Limited, a United Kingdom company (or such other comparable or successor quoting source as may, in the reasonable opinion of the Administrative Agent, replace such page for the purpose of quoting such rates) as the London interbank offered rate for deposits in U.S. Dollars for a period equal to such Interest Period, at approximately 11:00 a.m. (London time) on the date that is two (2) Business Days prior to the commencement of such Interest Period; provided that to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “Eurocurrency Rate” shall be the interest rate per annum reasonably determined by the Administrative Agent to be the average of the rates per annum at which deposits in U.S. Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two (2) Business Days prior to the beginning of such Interest Period, divided by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable~~

~~law) applicable to any member bank of the Federal Reserve System in respect of eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D). Notwithstanding the foregoing, (x) in no event shall the Eurocurrency Rate (including any Benchmark Replacement with respect thereto) be less than zero and (y) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 3.03(b), in the event that a Benchmark Replacement with respect to the Eurocurrency Rate is implemented then all references herein to the Eurocurrency Rate shall be deemed references to such Benchmark Replacement.~~

~~“Eurocurrency Rate Loan” means a Loan that bears interest at a rate based on the Eurocurrency Rate.~~

“Event of Default” means any of the events specified in Section 8.01; provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied.

~~“Excess Cash Flow” means, for any period, an amount equal to the excess of:~~

~~(a)     the sum, without duplication, of:~~

~~(i)    Consolidated Net Income,~~

~~(ii)     depreciation, amortization and other non-cash charges and expenses incurred during such period, to the extent deducted in arriving at such Consolidated Net Income,~~

~~(iii)     decreases in Consolidated Working Capital for such period (other than any such decreases arising from acquisitions and non-ordinary course Dispositions by the Company and its Subsidiaries completed during such period),~~

~~(iv)    an amount equal to the aggregate net non-cash loss on Dispositions by the Company and its Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent deducted in arriving at such Consolidated Net Income,~~

~~(v)    an amount equal to all cash received for such period on account of any net non-cash gain or income from Investments deducted in a previous period pursuant to clause (b)(iv)(B) below in this definition,~~

~~(vi)    an amount equal to all cash income and gains included in clauses (a) and (e) of the definition of Consolidated Net Income,~~

~~(vii)    rent expense as determined in accordance with GAAP during such period over and above rent expense paid in cash during such period, and~~

~~(viii)    an amount deducted as tax expense in determining Consolidated Net Income to the extent in excess of cash taxes paid in such period, over~~

~~(b)    the sum, without duplication, of:~~

~~(i)    an amount equal to all non-cash credits included in arriving at such Consolidated Net Income and cash losses, charges and expenses included in clauses (a), (c), (d), (e), (f), and (h) of the definition of Consolidated Net Income,~~

~~(ii)    without duplication of amounts deducted pursuant to clause (xi) below in prior fiscal years, the amount of Capital Expenditures made in cash or accrued during such period, except to the extent that such Capital Expenditures were financed with the proceeds of Indebtedness (other than Revolving Credit Loans and loans under any other revolving credit line or similar facility) of the Company or any Subsidiary,~~

~~(iii)     the aggregate amount of all principal payments of Indebtedness of the Company and its Subsidiaries (including (A) the principal component of payments in respect of Finance Leases and (B) the amount of any mandatory prepayment of Term Loans pursuant to Section 2.05(b)(ii) to the extent required due to a Disposition that resulted in an increase to Consolidated Net Income and not in excess of the amount of such increase but excluding (X) all other prepayments of Term Loans pursuant to Section 2.05, and (Y) all prepayments of Revolving Credit Loans and Swing Line Loans) made during such period (other than in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder) to the extent financed with Internally Generated Cash (other than to the extent made in reliance on Section 7.12(a)(v)),~~

~~(iv)    an amount equal to the sum of (A) the aggregate net non-cash gain on Dispositions by the Company and its Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income and (B) the aggregate net non-cash gain or income from Investments to the extent included in arriving at Consolidated Net Income,~~

~~(v)    increases in Consolidated Working Capital for such period (other than any such increases arising from acquisitions and non-ordinary course Dispositions by the Company and its Subsidiaries during such period),~~

~~(vi)    cash payments by the Company and its Subsidiaries during such period in respect of long-term liabilities of the Company and its Subsidiaries other than Indebtedness,~~

~~(vii)     without duplication of amounts deducted pursuant to clause (xi) below in prior fiscal years, the amount of Investments and acquisitions made during such period pursuant to Section 7.02 (other than Section 7.02(a) or 7.02(m)) to the extent that such Investments and acquisitions were financed with Internally Generated Cash,~~

~~(viii)     the amount of Restricted Payments paid during such period pursuant to Sections 7.06(f) and (h), in each case to the extent such Restricted Payments were financed with Internally Generated Cash,~~

~~(ix)    the aggregate amount of expenditures actually made by the Company and its Subsidiaries in cash during such period (including expenditures for the payment of financing fees) to the extent that such expenditures were not expensed during such period,~~

~~(x)    the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by the Company and its Subsidiaries during such period that are required to be made in connection with any prepayment of Indebtedness,~~

~~(xi)     without duplication of amounts deducted from Excess Cash Flow in prior periods, the aggregate consideration required to be paid in cash by the Company or any of its Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into~~

~~prior to or during such period relating to Permitted Acquisitions or Capital Expenditures to be consummated or made during the period of four consecutive fiscal quarters of the Company following the end of such period, provided that to the extent the aggregate amount of Internally Generated Cash actually utilized to finance such Permitted Acquisitions or Capital Expenditures during such period of four consecutive fiscal quarters is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters,~~

~~(xii)    the amount of cash taxes paid and, without duplication, cash distributions for payment of taxes, in such period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such period,~~

~~(xiii)     the aggregate amount of all mandatory principal repayments of Term Loans made during such period pursuant to Section 2.07(a),~~

~~(xiv)    cash expenditures made in respect of Swap Contracts to the extent not reflected in the computation of Consolidated Net Income for such period, and~~

~~(xv)    rent expense paid in cash during such period over and above rent expense as determined in accordance with GAAP for such period.~~

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Assets” means (i) any fee-owned real property (other than Material Real Property) and any leasehold rights and leasehold interests in real property (it being understood that the Loan Documents shall not contain any requirements as to landlord waivers, estoppels and collateral access letters), (ii) motor vehicles and other assets subject to certificates of title to the extent that a security interest therein cannot be perfected by the filing of a UCC-1 financing statement, (iii) commercial tort claims where the amount of damages claimed by the applicable Loan Party is less than $5,000,000, (iv) any governmental licenses or state or local franchises, charters and authorizations to the extent that the Collateral Agent may not validly possess a security interest therein under applicable Laws (including, without limitation, rules and regulations of any Governmental Authority or agency) or the pledge or creation of a security interest in which would require governmental consent, approval, license or authorization, other than to the extent such prohibition, limitation or restriction is ineffective under the UCC or other applicable Laws, (v) any particular asset or right under contract, if the pledge thereof or the security interest therein (A) is prohibited by applicable Law other than to the extent such prohibition is rendered ineffective under the UCC or other applicable Laws or (B) to the extent and for as long as it would violate the terms of any written agreement, license, lease or similar arrangement with respect to such asset or would require consent, approval, license or authorization (in each case, after giving effect to the relevant provisions of the UCC or other applicable Laws) or would give rise to a termination right (in favor of a Person other than any Borrower or any Subsidiary) pursuant to any “change of control” or other similar provision under such written agreement, license or lease (except to the extent such provision is overridden by the UCC or other applicable Laws), in each case, (a) excluding any such written agreement that relates to Credit Agreement Refinancing Indebtedness or Incremental Equivalent Debt and (b) only to the extent that such limitation on such pledge or security interest is otherwise permitted under Section 7.09, (vi) (A) Equity Interests in any Employment Participation Subsidiary (except to the extent a perfected security interest in such Subsidiary can be obtained by filing of a UCC-1 financing statement), (B) Margin Stock, (C) Equity Interests of any Person listed on Schedule 1.01A, (D) Equity Interests in any non-Wholly Owned Subsidiaries, but only to the extent that, and for so long as, (x) the Organization Documents or other agreements with respect to the Equity Interests of such non-Wholly Owned Subsidiaries with other equity holders (other than any such agreement where all of the equity holders party thereto are Loan Parties or Subsidiaries thereof) do not permit or restrict the pledge of such Equity Interests, or (y) the pledge of such Equity Interests (including any exercise of remedies) would result in a change of control, repurchase obligation or other adverse consequence to any of the Loan Parties or such Subsidiary (other than the loss of such Equity Interests as a result of any such exercise of remedies), (E) Equity Interests of Foreign Subsidiary Holding Companies, (F) Equity Interests of any Subsidiary of a Foreign Subsidiary, and (G) Equity Interests of Liquor License Subsidiaries, (vii) any lease, license or agreement or any property subject to a purchase money security interest, finance lease obligation or similar arrangement, in each case to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or purchase money or similar arrangement or create a right of termination in favor of any other party thereto (other than any Borrower or any Subsidiary) after giving effect to the applicable anti-assignment provisions of the UCC or other applicable Laws, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC or other applicable Laws notwithstanding such prohibition, (viii) any intellectual property registered under the laws of a jurisdiction other than the United States, (ix) any assets if the creation or perfection of pledges of, or security interests in, such assets would result in material adverse tax consequences to any Borrower or any of its Subsidiaries, as reasonably determined by the Borrowers in consultation with the Administrative Agent, (x) letter of credit rights where the maximum amount of any such letter of credit is less than $5,000,000, except to the extent constituting a support obligation for other Collateral as to which perfection of the security interest in such other Collateral is accomplished solely by the filing of a UCC financing statement, (xi) any intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal Law, (xii) particular assets if and for so long as, in the reasonable judgment of the Administrative Agent and the Borrowers (as set forth in a written agreement between the Administrative Agent and the Borrowers), the cost of obtaining a security interest in such assets exceeds the practical benefits to the Lenders afforded thereby and (xiii) Excluded Real Property; provided, however, that Excluded Assets shall not include any proceeds, substitutions or replacements of any Excluded Assets referred to in preceding clauses (i) through (xiii) (unless such proceeds, substitutions or replacements would independently constitute Excluded Assets referred to in such clauses (i) through (xiii)).

“Excluded Concept Subsidiaries” means any Wholly Owned Domestic Subsidiaries in the Borrowers’ Flemings concept (which, for the avoidance of doubt, also shall include each such Subsidiary that is the general partner of each Employment Participation Subsidiary associated with such concepts); provided, that if the portion of revenues attributable to Excluded Concept Subsidiaries (taken as a group) exceeds 10% of the consolidated revenues of the Company and its Subsidiaries for any Test Period, then the Borrowers shall designate certain domestic Wholly Owned Excluded Concept Subsidiaries to become Guarantors (including, in any event, any Subsidiary that is the general partner of each Employment Participation Subsidiary associated with such Excluded Concept Subsidiaries designated to become Guarantors), which shall cease to be Excluded Concept Subsidiaries, such that the portion of revenues attributable to the remaining Wholly Owned domestic Excluded Concept Subsidiaries (after giving effect to such designated domestic Wholly Owned Subsidiaries ceasing to be Excluded Concept Subsidiaries) no longer exceeds 10% of the consolidated revenues of the Company and its Subsidiaries for such Test Period; provided that no Excluded Concept Subsidiary shall be an obligor or guarantor of (i) any Credit Agreement Refinancing Indebtedness, (ii) any Incremental Equivalent Debt or (iii) any Junior Financing, in the case of preceding clause (iii) with an aggregate principal amount in excess of the Threshold Amount.

“Excluded Contribution” means the amount of capital contributions to the Company (and promptly contributed to OSI) or Net Cash Proceeds from the sale or issuance of Qualified Equity Interests of the Company (and promptly contributed to OSI), in each case after the Closing Date and designated by the Company to the Administrative Agent as an Excluded Contribution on or promptly after the date such capital contributions are made or such Equity Interests are sold or issued.

“Excluded Real Property” means any fee-owned real property and any leasehold rights and leasehold interests in real property set forth on Schedule 1.01B, which property shall continue to constitute Excluded Real Property notwithstanding any subsequent transfer of any such property to any other Loan Party or to a newly formed entity that is required to become a Loan Party hereunder, in all cases, it being the understanding and intent of the parties hereto that any property constituting Excluded Real Property on the Closing Date shall continue to constitute Excluded Real Property for all purposes of this Agreement and the other Loan Documents notwithstanding any such transfer or requirement.

“Excluded Subsidiary” means (a) any Subsidiary that is not a Wholly Owned Subsidiary, (b) any Subsidiary that is prohibited by applicable Law or Contractual Obligation existing on the Closing Date (or, in the case of any Subsidiary acquired after the Closing Date, any Contractual Obligation in existence at the time of the acquisition of such Subsidiary but not entered into in contemplation thereof) from guaranteeing the Obligations, (c) any Domestic Subsidiary that is a Subsidiary of (i) a Foreign Subsidiary that is a CFC or (ii) a Foreign Subsidiary Holding Company, (d) any Foreign Subsidiary Holding Company, (e) any Subsidiary prohibited from guaranteeing the Obligations under the terms of Indebtedness assumed pursuant to Section 7.03(g)(A); provided that each such Subsidiary shall cease to be an Excluded Subsidiary under this clause (e) if such Indebtedness is repaid, (f) any Immaterial Subsidiary, (g) any Employment Participation Subsidiary, (h) any Excluded Concept Subsidiary, (i) any special purposes securitization vehicle (or similar entity), (j) any not-for-profit Subsidiary, (k) any Liquor License Subsidiary and (l) any other Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent (confirmed in writing by notice to the Borrowers), the cost or other consequences (including any adverse Tax consequences) of providing a Guarantee shall be excessive in view of the practical benefits to be obtained by the Lenders therefrom. For the avoidance of doubt, and notwithstanding anything herein to the contrary, any Borrower in its sole discretion may cause any Subsidiary that is not a Guarantor to Guarantee the Obligations by causing such Subsidiary to execute and deliver to the Administrative Agent a Guaranty Supplement and a Security Agreement Supplement, and any such Subsidiary shall be a Guarantor, Loan Party and Subsidiary Guarantor hereunder for all purposes until such time, if any, as such Subsidiary shall be released from the Guaranty. Notwithstanding the foregoing, any Subsidiary that is an obligor or guarantor of any Credit Agreement Refinancing Indebtedness or any Incremental Equivalent Debt shall not be an Excluded Subsidiary.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a Master Agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income or net profits (however denominated), franchise (and similar) Taxes, any net-worth (and similar) Taxes (in lieu of net income Taxes) and branch profits Taxes, imposed by the jurisdiction (or any political subdivision thereof) under the Laws of which such Recipient is organized or maintains its principal office or applicable Lending Office, (b) Taxes imposed by reason of any past, current or future connection between the Recipient and a jurisdiction (or any political subdivision thereof) other than solely as a result of entering into any Loan Document and receiving payments thereunder or enforcing any Loan Document, (c) any withholding Taxes imposed by any jurisdiction in which any Borrower is formed or organized on amounts paid or payable to or for the account of such Recipient pursuant to any Law in effect on the date on which (i) such Recipient becomes a party to this Agreement or any other Loan Document (other than pursuant to an assignment request by the Company under Section 3.07) or (ii) such Lender changes its Lending Office, except in each such case to the extent that, pursuant to Section 3.01, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (d) Taxes attributable to such Recipient’s failure to comply with Section 3.01(g), (e) any U.S. federal withholding Taxes imposed under FATCA and (f) any U.S. federal backup withholding Taxes imposed under Section 3406 of the Code.

“Existing Credit Agreement” has the meaning specified in the Preliminary Statements.

“Existing Letters of Credit” means the letters of credit outstanding on the Closing Date and set forth on Schedule 1.01C.

“Existing Revolver Tranche” has the meaning specified in Section 2.14(b).

“Existing Term Loan Tranche” has the meaning specified in Section 2.14(a).

“Expiring Credit Commitment” has the meaning specified in Section 2.04(g).

“Extended Revolving Credit Commitments” has the meaning specified in Section 2.14(b).

“Extended Revolving Credit Loans” has the meaning specified in Section 2.14(b).

“Extended Term Loan Commitments” has the meaning specified in Section 2.14(a).

“Extended Term Loans” has the meaning specified in Section 2.14(a).

“Extending Revolving Credit Lender” has the meaning specified in Section 2.14(c).

“Extending Term Lender” has the meaning specified in Section 2.14(c).

“Extension” means the establishment of an Extension Series by amending a Loan pursuant to Section 2.14 and the applicable Extension Amendment.

“Extension Amendment” has the meaning specified in Section 2.14(d).

“Extension Election” has the meaning specified in Section 2.14(c).

“Extension Request” means any Term Loan Extension Request or Revolver Extension Request, as the case may be.

“Extension Series” means any Term Loan Extension Series or Revolver Extension Series, as the case may be.

“Facility” or “Facilities” means the Term Facility, a given Class of Incremental Term Loans, a given Extension Series of Extended Term Loans, a given Refinancing Series of Other Term Loans, the Revolving Credit Facility, a given Extension Series of Extended Revolving Credit Commitments or any Other Revolving Credit Loan (or Commitment) as the context may require.

“Fair Market Value” means, with respect to any asset or liability, the fair market value of such asset or liability as determined by the Borrowers in good faith.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and, for the avoidance of doubt, any agreements entered into pursuant to Section 1471(b)(1) of the Code or otherwise pursuant to any of the foregoing.

~~“FCA” has the meaning assigned thereto in Section 1.13.~~

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that if such rate is not so published for any day which is a Business Day, the Federal Funds Rate for such day shall be the average of the quotation for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent.

“Finance Lease Obligation” means, at the time any determination thereof is to be made, the amount of the liability in respect of a Finance Lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP.

“Finance Leases” means all leases that have been or should be, in accordance with GAAP (except for temporary treatment of construction-related expenditures under Accounting Standards Codification Topic 842 which will ultimately be treated as operating leases upon a sale-leaseback transaction), recorded on the balance sheet as finance leases; provided that for all purposes hereunder the amount of obligations under any Finance Lease shall be the amount thereof accounted for as a liability in accordance with GAAP.

“Financial Covenant” has the meaning specified in Section 7.10.

“ First Amendment Effective Date” means April 26, 2022.

“First Lien Intercreditor Agreement” means an intercreditor agreement substantially in the form of Exhibit I hereto (which agreement in such form or with immaterial changes thereto the Administrative Agent is authorized to enter into) together with any material changes thereto in light of prevailing market conditions, which material changes shall be posted to the Lenders not less than five (5) Business Days before execution thereof and, if the Required Lenders shall not have objected to such changes within five (5) Business Days after posting, then the Required Lenders shall be deemed to have agreed that the Administrative Agent’s entry into such intercreditor agreement (with such changes) is reasonable and to have consented to such intercreditor agreement (with such changes) and to the Administrative Agent’s execution thereof.

“Floor” means ~~the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to USD LIBOR.~~a rate of interest equal to 0.00%.

“Foreign Casualty Event” has the meaning specified in Section 2.05(b)(vii).

“Foreign Disposition” has the meaning specified in Section 2.05(b)(vii).

“Foreign Lender” means a Lender that is not a U.S. Person.

“Foreign Subsidiary” means any direct or indirect Subsidiary which (a) is not a Domestic Subsidiary or (b) is set forth on Schedule 1.01D.

“Foreign Subsidiary Holding Company” means any Domestic Subsidiary, substantially all of whose assets consist of (i) the Equity Interests and/or Indebtedness of one or more Foreign Subsidiaries, (ii) other assets used exclusively in the business of one or more Foreign Subsidiaries and/or (iii) the Equity Interests and/or Indebtedness of one or more Domestic Subsidiaries, substantially all of whose assets consist of the types described in clauses (i)-(iii).

“FRB” means the Board of Governors of the Federal Reserve System of the United States or any successor thereto.

“Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course.

“Funded Debt” means all Indebtedness of the Company and its Subsidiaries for borrowed money that matures more than one (1) year from the date of its creation or matures within one (1) year from such date that is renewable or extendable, at the option of such Person, to a date more than one (1) year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one (1) year from such date, including Indebtedness in respect of the Loans.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time; provided, however, that if the Company notifies the Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring or effective after the Closing Date in GAAP or in the application thereof (including through conforming changes made consistent with IFRS) on the operation of such provision (or if the Administrative Agent notifies the Borrowers that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof (including through conforming changes made consistent with IFRS), then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding the foregoing, for purposes of determining compliance with any covenant contained herein (including, without limitation, the Financial Covenant), any lease that is treated as an operating lease for purposes of GAAP as of the Closing Date shall not be treated as Indebtedness and shall continue to be treated as an operating lease (and any future lease that would be treated as an operating lease for purposes of GAAP as of the Closing Date shall be similarly treated).

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Granting Lender” has the meaning specified in Section 10.07(h).

“Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or other monetary obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guarantors” means each Borrower and each Subsidiary Guarantor.

“Guaranty” means, collectively, (a) the Second Amended and Restated Guaranty Agreement made by the Guarantors in favor of the Administrative Agent on behalf of the Secured Parties, substantially in the form of Exhibit F (as the same may be amended, restated, supplemented or otherwise modified from time to time) and (b) each other guaranty and guaranty supplement delivered pursuant to Section 6.11. For avoidance of doubt, and notwithstanding anything herein to the contrary, any Borrower in its sole discretion may cause any Subsidiary that is not a Guarantor to Guarantee the Obligations by causing such Subsidiary to execute and deliver to the Administrative Agent a Guaranty Supplement and a Security Agreement Supplement and comply with the other provisions of Section 6.11, and any such Subsidiary shall be a Guarantor, Loan Party and Subsidiary Guarantor hereunder for all purposes until such time, if any, as such Subsidiary shall be released from the Guaranty.

“Guaranty Supplement” has the meaning specified in the Guaranty.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Hedge Bank” means any Person that (a) is an Agent, a Joint Lead Arranger, a Lender or an Affiliate of an Agent, a Joint Lead Arranger or a Lender, in each case at the time such Person enters into a Swap Contract, in its capacity as a party thereto (and whether or not such Person subsequently ceases to be an Agent, Joint Lead Arranger, Lender or Affiliate of an Agent, Joint Lead Arranger or Lender), and such Person’s successors and assigns or (b) at the time it becomes a Lender (including on the Closing Date), is already a party to a Swap Contract.

“Honor Date” has the meaning specified in Section 2.03(c)(i).

~~“IBA” has the meaning assigned thereto in Section 1.13.~~

“Immaterial Subsidiary” means any Subsidiary designated in writing by the Company to the Administrative Agent as an Immaterial Subsidiary that is not already a Guarantor and that does not, as of the last day of the most recently completed fiscal quarter of the Company, have assets with a book value in excess of 2.0% of the consolidated total assets of the Company and its Subsidiaries and did not, as of the four-quarter period ending on the last day of such fiscal quarter, have revenues exceeding 2.0% of the consolidated revenues of the Company and its Subsidiaries; provided that if (a) such Subsidiary shall have been designated in writing by the Company to the Administrative Agent as an Immaterial Subsidiary, and (b) if (i) the aggregate assets then owned by all Subsidiaries of the Company that would otherwise constitute Immaterial Subsidiaries shall have a value in excess of 5.0% of the consolidated total assets of the Company and its Subsidiaries as of the last day of such fiscal quarter or (ii) the combined revenues of all Subsidiaries of the Company that would otherwise constitute Immaterial Subsidiaries shall exceed 5.0% of the consolidated revenues of the Company and its Subsidiaries for such four-quarter period, the Company shall redesignate one or more of such Subsidiaries to not be Immaterial Subsidiaries within ten (10) Business Days after delivery of the Compliance Certificate for such fiscal quarter such that only those such Subsidiaries as shall then have aggregate assets of less than 5.0% of the consolidated total assets of the Company and its Subsidiaries and combined revenues of less than 5.0% of the consolidated revenues of the Company and its Subsidiaries shall constitute Immaterial Subsidiaries. Notwithstanding the foregoing, in no event shall (A) any Wholly Owned Domestic Subsidiary that owns, or otherwise licenses or has the right to use, trademarks and other intellectual property material to the operation of the Borrowers and their Subsidiaries (excluding any Excluded Concept Subsidiaries), (B) any general partner of an Employment Participation Subsidiary, (C) OS Restaurant Services (or any successor to the business conducted by it on the Closing Date) or (D) any Subsidiary that is an obligor or guarantor of (i) any Credit Agreement Refinancing Indebtedness, (ii) any Incremental Equivalent Debt or (iii) any Junior Financing, in the case of preceding clause (iii), with an aggregate principal amount in excess of the Threshold Amount, in any such case be designated as an Immaterial Subsidiary.

“Income Taxes” means, with respect to any Person, the foreign, federal, state and local taxes based on income or profits or capital, including, without limitation, state, franchise and similar taxes (such as the Pennsylvania capital tax and Texas margin tax) and withholding taxes of such Person.

“Incremental Amendment” has the meaning specified in Section 2.15(f).

“Incremental Commitments” has the meaning specified in Section 2.15(a).

“Incremental Equivalent Debt” has the meaning specified in Section 7.03(s).

“Incremental Facility” means any Facility consisting of Incremental Term Loans, Incremental Term Commitments and/or Revolving Commitment Increases.

“Incremental Facility Closing Date” has the meaning specified in Section 2.15(d).

“Incremental Lenders” has the meaning specified in Section 2.15(c).

“Incremental Loan Request” has the meaning specified in Section 2.15(a).

“Incremental Revolving Credit Lender” has the meaning specified in Section 2.15(c).

“Incremental Term Commitments” has the meaning specified in Section 2.15(a).

“Incremental Term Lender” has the meaning specified in Section 2.15(c).

“Incremental Term Loan” has the meaning specified in Section 2.15(b).

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)    all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b)    the maximum amount (after giving effect to any prior drawings or reductions which may have been reimbursed) of all letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person;

(c)    net obligations of such Person under any Swap Contract;

(d)    all obligations of such Person to pay the deferred purchase price of property or services (other than (i) trade accounts and accrued expenses payable and deferred gift card revenue in the ordinary course of business, (ii) any earn-out obligation or purchase price adjustment until such obligation is not paid after becoming due and payable and (iii) accruals for payroll and other liabilities accrued in the ordinary course of business);

(e)    indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f)    all Attributable Indebtedness;

(g)    all obligations of such Person in respect of Disqualified Equity Interests; and

(h)    to the extent not otherwise included above, all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, except to the extent such Person’s liability for such Indebtedness is otherwise limited and only to the extent such Indebtedness would be included in the calculation of Consolidated Total Debt. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of Indebtedness of any Person for purposes of clause (e) above shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the Fair Market Value of the property encumbered thereby.

“Indemnified Liabilities” has the meaning specified in Section 10.05.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitees” has the meaning specified in Section 10.05.

“Independent Financial Advisor” means an accounting firm, appraisal firm, investment banking firm or consultant of nationally recognized standing that is, in the good faith judgment of the Borrowers, qualified to perform the task for which it has been engaged and that is independent of the Borrowers and their Affiliates.

“Information” has the meaning specified in Section 10.08.

“Initial Term Loan” means the term loan made by the Lenders on the Closing Date to the Borrowers pursuant to Section 2.01(a).

“Intercompany Note” means the Intercompany Note, substantially in the form of Exhibit H.

“Interest Payment Date” means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided that if any Interest Period for a ~~Eurocurrency Rate~~SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the Maturity Date of the Facility under which such Loan was made.

“Interest Period” means, as to each ~~Eurocurrency Rate~~SOFR Loan, the period commencing on the date such ~~Eurocurrency Rate~~SOFR Loan is disbursed or converted to or continued as a ~~Eurocurrency Rate~~SOFR Loan and ending on the date one~~, two (to the extent available and agreed to by each Lender)~~, three or six months thereafter, ~~or to the extent available and agreed to by each Lender of such Eurocurrency Rate Loan, 7 days,~~ as selected by the applicable Borrower in its Committed Loan Notice; provided that:

(a)    any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b)    any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; ~~and~~

(c)    no Interest Period shall extend beyond the Maturity Date of the Facility under which such Loan was made~~.~~; and

~~“Internally Generated Cash” means cash funds of the Company and its Subsidiaries not constituting (a) proceeds of the issuance of (or contributions in respect of) Equity Interests, (b) proceeds of the incurrence of Indebtedness (other than the incurrence of Revolving Credit Loans or extensions of credit under any other revolving credit or similar facility) or (c) proceeds of Dispositions and Casualty Events~~

(d)    no tenor that has been removed from this definition pursuant to Section 3.03(b)(iv) shall be available for specification in any Committed Loan Notice or notice of conversion/continuation.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person (including by way of merger or consolidation), (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested (in the case of any non-cash asset invested, taking the Fair Market Value thereof at the time the investment is made), without adjustment for subsequent increases or decreases in the value of such Investment.

“IP Collateral” means all “Intellectual Property Collateral” referred to in the Collateral Documents and all of the other IP Rights that are or are required by the terms hereof or of the Collateral Documents to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties.

“IP Rights” has the meaning set forth in Section 5.15.

“IRS” means the United States Internal Revenue Service.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“Joint Lead Arrangers” means Wells Fargo Securities, LLC, BofA Securities, Inc., Coöperatieve Rabobank U.A., New York Branch JPMorgan Chase Bank, N.A., Regions Capital Markets, a division of Regions Bank and Truist Securities, Inc., each in its capacity as a Joint Lead Arranger and Joint Bookrunner under this Agreement.

“Junior Financing” means, with respect to the Company and its Subsidiaries, any (a) Indebtedness for borrowed money of a Loan Party that is expressly by its terms subordinated to the Obligations in right of payment, (b) unsecured Indebtedness (including the 2025 Convertible Notes and the 2029 Senior Notes) and (c) Indebtedness that is secured on a junior basis to the Obligations.

“Junior Financing Documentation” means any documentation governing any Junior Financing.

“Latest Maturity Date” means, at any date of determination, the latest Maturity Date applicable to any Loan or Commitment hereunder at such time, including the latest Maturity Date of any Extended Term Loan, Incremental Term Loan, Other Term Loan, Extended Revolving Credit Commitment or any Other Revolving Credit Commitments, in each case as extended in accordance with this Agreement from time to time.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“L/C Advance” means, with respect to each Revolving Credit Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Pro Rata Share.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Credit Borrowing.

“L/C Commitment” means, as to any L/C Issuer, the obligation of such L/C Issuer to issue Letters of Credit for the account of any Borrower or one or more of its respective Subsidiaries from time to time in an aggregate amount equal to (a) for each of the initial L/C Issuers, the amount set forth opposite the name of each such initial L/C Issuer on Schedule 2.01 and (b) for any other L/C Issuer becoming an L/C Issuer after the Closing Date, such amount as separately agreed to in a written agreement between the Borrowers and such L/C Issuer (which such agreement shall be promptly delivered to the Administrative Agent upon execution), in each case of clauses (a) and (b) above, any such amount may be changed after the Closing Date in a written agreement between the Borrowers and such L/C Issuer (which such agreement shall be promptly delivered to the Administrative Agent upon execution).

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.

“L/C Issuer” means (a) Wells Fargo, (b) Bank of America, N.A., (c) JPMorgan Chase Bank, N.A., (d) Coöperatieve Rabobank U.A., New York Branch and (e) any other Lender or Affiliate of a Lender that becomes an L/C Issuer in accordance with Section 2.03(k) or 10.07(j), in each case, in its capacity as an issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder. Any L/C Issuer may, in its discretion, arrange for one or more Letters of Credit to be issued by one or more Affiliates of such L/C Issuer (and such Affiliate shall be deemed to be an “L/C Issuer” for all purposes of the Loan Documents).

“L/C Obligations” means, as at any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings.

“Lender” has the meaning specified in the introductory paragraph to this Agreement and, as the context requires, includes an L/C Issuer and the Swing Line Lender, and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender”.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrowers and the Administrative Agent.

“Letter of Credit” means any Existing Letter of Credit or any letter of credit issued hereunder. A Letter of Credit may be a commercial letter of credit or a standby letter of credit.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit, which shall be in a form supplied by the relevant L/C Issuer.

“Letter of Credit Expiration Date” means the day that is five (5) Business Days prior to the scheduled Maturity Date then in effect for the Revolving Credit Facility (or, if such day is not a Business Day, the next preceding Business Day).

“Letter of Credit Sublimit” means an amount equal to the lesser of (a) $75,000,000 and (b) the aggregate amount of the Revolving Credit Commitments. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Facility.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Finance Lease having substantially the same economic effect as any of the foregoing); provided that in no event shall an operating lease in and of itself be deemed a Lien.

“Limited Condition Acquisition” means any Permitted Acquisition that (a) is not prohibited hereunder, (b) is financed in whole or in part with a substantially concurrent incurrence of Incremental Term Loans or other Indebtedness permitted hereunder, and (c) is not conditioned on the availability of, or on obtaining, third-party financing.

“Liquor License Acquisition Agreement” means any agreement (including any financing agreement) relating to the acquisition of a Liquor License by a Liquor License Subsidiary.

“Liquor License Subsidiary” means any Domestic Subsidiary established solely for the purpose of acquiring and holding Liquor Licenses which, except to the extent required by applicable Law, holds no material assets other than Liquor Licenses and with respect to which applicable Law or the terms of a Liquor License Acquisition Agreement prohibit either (x) such Subsidiary from guaranteeing the Obligations or (y) the assets or Equity Interests of such Subsidiary from being pledged as collateral for the Obligations.

“Liquor Licenses” means any license or permit from the applicable Governmental Authority authorizing the holder thereof to sell alcoholic beverages in accordance with applicable Law.

“Loan” means an extension of credit by a Lender to the Borrowers in the form of a Term Loan, a Revolving Credit Loan or a Swing Line Loan.

“Loan Documents” means, collectively, (i) this Agreement, (ii) the Notes, (iii) each Guaranty Supplement, (iv) any Refinancing Amendment, Incremental Amendment or Extension Amendment, (v) the Guaranty, (vi) the Collateral Documents, (vii) the Intercompany Note, (viii) each Letter of Credit Application and (ix) after the execution and delivery thereof, each First Lien Intercreditor Agreement and each intercreditor agreement entered into in connection with any Junior Financing.

“Loan Parties” means, collectively, each Borrower and each Guarantor.

~~“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank Eurodollar market.~~

“Margin Stock” has the meaning specified in Regulation U of the Board of Governors of the United States Federal Reserve system, or any successor thereto.

“Master Agreement” has the meaning specified in the definition of “Swap Contract”.

“Material Adverse Effect” means (a) a material adverse effect on the business, operations, assets, liabilities (actual or contingent) or financial condition of the Company and its Subsidiaries, taken as a whole, (b) a material adverse effect on the ability of the Borrowers and the other Loan Parties (taken as a whole) to perform their respective payment obligations under any Loan Document to which any of the Borrowers or any of the other Loan Parties is a party or (c) a material adverse effect on the rights and remedies of the Lenders under any Loan Document.

“Material Real Property” means any real property (other than any Excluded Real Property) owned by any Loan Party with a Fair Market Value of $5,000,000 or more.

“Maturity Date” means (a) with respect to the Revolving Credit Facility and Swing Line Loans, April 16, 2026; (b) with respect to the Initial Term Loan, April 16, 2026, (c) with respect to any Class of Extended Term Loans or Extended Revolving Credit Commitments, the final maturity date as specified in the applicable Extension Request accepted by the respective Lender or Lenders, (d) with respect to any Other Term Loans or Other Revolving Credit Commitments, the final maturity date as specified in the applicable Refinancing Amendment and (e) with respect to any Incremental Term Loans, the final maturity date as specified in the applicable Incremental Amendment; provided that, in each case, if such day is not a Business Day, the applicable Maturity Date shall be the Business Day immediately succeeding such day.

“Maximum Rate” has the meaning specified in Section 10.10.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Mortgage” means, collectively, the deeds of trust, trust deeds, hypothecs and mortgages made by the Loan Parties in favor or for the benefit of the Collateral Agent on behalf of the Secured Parties substantially in form and substance reasonably satisfactory to the Collateral Agent (taking account of relevant local Law matters), and any other mortgages executed and delivered pursuant to Section 6.11.

“Mortgage Policies” has the meaning specified in Section 6.13(b)(B).

“Mortgaged Properties” has the meaning specified in paragraph (g) of the definition of “Collateral and Guarantee Requirement”.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Net Cash Proceeds” means:

(a)    with respect to the Disposition of any asset by the Company or any Subsidiary or any Casualty Event, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such Disposition or Casualty Event (including any cash or Cash Equivalents received by way of deferred payment of principal pursuant to, or by monetization of, a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when so received and, with respect to any Casualty Event, any insurance proceeds or condemnation awards in respect of such Casualty Event actually received by or paid to or for the account of the Company or any Subsidiary) over (ii) the sum of (A) the principal amount, premium or penalty, if any, interest, breakage costs and other amounts on any Indebtedness that is secured by the asset subject to such Disposition or Casualty Event (other than in the case of a Foreign Subsidiary) and that is required to be repaid (and is timely repaid) in connection with such Disposition or Casualty Event (other than Indebtedness under, or that is secured by, the Loan Documents, Credit Agreement Refinancing Indebtedness or Incremental Equivalent Debt), (B) the out-of-pocket fees and expenses (including attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer Taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees)

actually incurred by the Company or such Subsidiary in connection with such Disposition or Casualty Event, (C) Taxes paid or reasonably estimated to be actually payable in connection therewith (including Taxes imposed on the actual or deemed distribution or repatriation of any such Net Cash Proceeds), (D) in the case of any Disposition or Casualty Event by a non-Wholly Owned Subsidiary, the pro rata portion of the Net Cash Proceeds thereof (calculated without regard to this clause (D)) attributable to minority interests and not available for distribution to or for the account of a Borrower or a Wholly Owned Subsidiary as a result thereof, and (E) any reserve for adjustment in respect of (x) the sale price of such asset or assets established in accordance with GAAP and (y) any liabilities associated with such asset or assets and retained by the Company or any Subsidiary after such sale or other disposition thereof, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction and it being understood that “Net Cash Proceeds” shall include any cash or Cash Equivalents (i) received upon the Disposition of any non-cash consideration received by the Company or any Subsidiary in any such Disposition and (ii) upon the reversal (without the satisfaction of any applicable liabilities in cash in a corresponding amount) of any reserve described in preceding clause (E) or, if such liabilities have not been satisfied in cash and such reserve is not reversed within three hundred and sixty-five (365) days after such Disposition or Casualty Event, the amount of such reserve; provided that (x) no net cash proceeds calculated in accordance with the foregoing realized in a single transaction or series of related transactions shall constitute Net Cash Proceeds unless such net cash proceeds shall exceed $5,000,000 and (y) no such net cash proceeds shall constitute Net Cash Proceeds under this clause (a) in any fiscal year until the aggregate amount of all such net cash proceeds in such fiscal year shall exceed $20,000,000 (and thereafter only net cash proceeds in excess of such amount shall constitute Net Cash Proceeds under this clause (a)); and

(b)    with respect to the incurrence or issuance of any Indebtedness by the Company or any Subsidiary or issuance of Equity Interests, the excess, if any, of (i) the sum of the cash received in connection with such incurrence or issuance over (ii) all Taxes paid or reasonably estimated to be payable as a result thereof (including Taxes imposed on the actual or deemed distribution or repatriation of any such Net Cash Proceeds), fees (including, the investment banking fees, underwriting fees and discounts), commissions, costs and other out-of-pocket expenses and other customary expenses, in each case incurred by the Company or such Subsidiary in connection with such incurrence or issuance.

“Non-Cash Charges” has the meaning specified in the definition of the term “Consolidated EBITDA”.

“Non-Consenting Lenders” has the meaning specified in Section 3.07(d).

“Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender.

“Non-Expiring Credit Commitment” has the meaning specified in Section 2.04(g).

“Non-Loan Party” means any Subsidiary that is not a Loan Party.

“Nonrenewal Notice Date” has the meaning specified in Section 2.03(b)(iii).

“Note” means a Term Note, a Revolving Credit Note or a Swing Line Note, as the context may require.

“NPL” means the National Priorities List under CERCLA.

“Obligations” means all (a) advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party and its Subsidiaries arising under any Loan Document (including the Guaranty) or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising, (b) obligations (other than any Excluded Swap Obligations) of any Loan Party and its Subsidiaries arising under any Secured Hedge Agreement and (c) Cash Management Obligations, in each of clauses (a), (b) and (c) including interest, fees and expenses that accrue after the commencement by or against any Loan Party or Subsidiary of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, fees or expenses are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents (and of their Subsidiaries to the extent they have obligations under the Loan Documents) include (i) the obligation (including guarantee obligations) to pay principal, premium, interest, Letter of Credit commissions, reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Loan Party or its Subsidiaries under any Loan Document and (ii) the obligation of any Loan Party or any of its Subsidiaries to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party or such Subsidiary.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and, if applicable, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“OS Restaurant Services” means OS Restaurant Services, LLC, a Wholly Owned Domestic Subsidiary.

“OSI” has the meaning specified in the introductory paragraph of this Agreement.

“Other Applicable Indebtedness” has the meaning specified in Section 2.05(b)(ii).

“Other Revolving Credit Commitments” means one or more Classes of Revolving Credit Commitments hereunder that result from a Refinancing Amendment.

“Other Revolving Credit Loans” means one or more Classes of Revolving Credit Loans that result from a Refinancing Amendment.

“Other Taxes” means all present or future stamp, court or documentary, intangible, excise, recording, filing or similar Taxes that arise from any payment made under any Loan Document, from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document, except, for the avoidance of doubt, any Excluded Taxes.

“Other Term Loan Commitments” means one or more Classes of Term Commitments hereunder to fund Other Term Loans of the applicable Refinancing Series hereunder that result from a Refinancing Amendment.

“Other Term Loans” means one or more Classes of Term Loans that result from a Refinancing Amendment.

“Outstanding Amount” means (a) with respect to the Term Loans, Revolving Credit Loans and Swing Line Loans on any date, the outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Term Loans, Revolving Credit Loans (including any refinancing of outstanding unpaid drawings under Letters of Credit or L/C Credit Extensions as a Revolving Credit Borrowing) and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the outstanding amount thereof on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes thereto as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit (including any refinancing of outstanding unpaid drawings under Letters of Credit or L/C Credit Extensions as a Revolving Credit Borrowing) or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

“Participant” has the meaning specified in Section 10.07(e).

“Participant Register” has the meaning specified in Section 10.07(e).

“ Payment Recipient” has the meaning assigned thereto in Section 9.15(a).

“PBGC” means the Pension Benefit Guaranty Corporation.

“PCAOB” has the meaning specified in Section 6.01(a).

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Section 412 of the Code or Section 302 or Title IV of ERISA and is sponsored or maintained by any Loan Party or any ERISA Affiliate or to which any Loan Party or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made or has been obligated to make contributions at any time during the immediately preceding five (5) plan years.

“Permitted Acquisition” has the meaning specified in Section 7.02(i).

“Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) on the Company’s common stock purchased by the Company in connection with the issuance of any Permitted Convertible Notes; provided that the purchase price for such Permitted Bond Hedge Transaction, less the proceeds received by the Company from the sale of any related Permitted Warrant Transaction, does not exceed the net proceeds received by the Company from the sale of such Permitted Convertible Notes issued in connection with the Permitted Bond Hedge Transaction.

“Permitted Convertible Notes” means the 2025 Convertible Notes and any other unsecured Indebtedness of the Loan Parties that (a) is convertible into, or exchangeable for, shares of common stock of the Company (or other securities or property following a merger event, reclassification or other change of the common stock of the Company), cash or a combination thereof (such amount of cash determined by reference to the price of the Company’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Company and (b) is permitted to be incurred under this Agreement.

“Permitted Convertible Notes Call Transaction” means any Permitted Bond Hedge Transaction and any Permitted Warrant Transaction.

“Permitted Liens” means any Lien permitted to be outstanding pursuant to Section 7.01.

“Permitted Pari Passu Secured Refinancing Debt” means any secured Indebtedness incurred by any Borrower in the form of one or more series of senior secured loans or notes; provided that (i) such Indebtedness is secured by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Obligations and is not secured by any property or assets of the Company or any Subsidiary other than the Collateral and the security agreements relating to such Indebtedness are substantially the same as or more favorable to the Loan Parties than the Collateral Documents (with such differences as are reasonably satisfactory to the Administrative Agent), (ii) such Indebtedness is not at any time guaranteed by any Person other than a Guarantor, (iii) a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to or otherwise subject to the provisions of a First Lien Intercreditor Agreement; provided further that if such Indebtedness is the initial Permitted Pari Passu Secured Refinancing Debt incurred by such Borrower, then such Borrower, the Administrative Agent and the Senior Representative for such Indebtedness shall have executed and delivered a First Lien Intercreditor Agreement and (iv) in the case of any notes, such Indebtedness does not mature or have scheduled amortization or payments of principal (other than customary offers to repurchase upon a change of control, asset sale or event of loss and a customary acceleration right after an event of default) prior to the date that is the Latest Maturity Date at the time such Indebtedness is incurred or issued.

“Permitted Ratio Debt” means any unsecured or subordinated unsecured Indebtedness incurred by the Company and any Subsidiary, so long as the Company and its Subsidiaries shall be in Pro Forma Compliance with the Financial Covenant; provided, such Indebtedness (i) will not mature prior to the date that is ninety-one (91) days after the Latest Maturity Date at the time of the issuance of such Indebtedness, (ii) will not have mandatory prepayment or mandatory amortization, redemption, sinking fund or similar prepayments (other than asset sale and change of control mandatory offers to repurchase customary for high-yield debt securities) prior to the date that is ninety-one (91) days after the Latest Maturity Date at the time of the issuance of such Indebtedness and (iii) that is incurred by Subsidiaries that are Non-Loan Parties, after giving Pro Forma Effect to such incurrence, the aggregate amount of Indebtedness of Non-Loan Parties incurred pursuant to Section 7.03(x) and then outstanding shall not exceed the greater of (x) $55,000,000 and (y) 2.0% of Total Assets.

“Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal, extension or replacement of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed, extended or replaced except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal, extension or replacement and by an amount equal to any existing commitments unutilized thereunder, (b) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(e), such modification, refinancing, refunding, renewal, extension or replacement has a final maturity equal to or later than the final maturity of the Indebtedness being modified, refinanced, refunded, renewed, extended or replaced (or, if earlier, the date that is 91 days after the Latest Maturity Date), and has a Weighted Average Life to Maturity no shorter than the remaining Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed, extended or replaced (as originally in effect prior to any amortization or prepayments thereof), (c) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(e), at the time thereof, no Event of Default shall have occurred and be continuing, and (d) (i) to the extent such Indebtedness being modified, refinanced, refunded, renewed, extended or replaced is subordinated in right of payment to the

Obligations (or the Liens securing such Indebtedness were originally contractually subordinated to the Liens securing the Collateral pursuant to the Collateral Documents), such modification, refinancing, refunding, renewal, extension or replacement is subordinated in right of payment to the Obligations (or the Liens securing such Indebtedness shall be subordinated to the Liens securing the Collateral pursuant to the Collateral Documents) on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed, extended or replaced, (ii) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(e), the terms and conditions (including, if applicable, as to collateral but excluding as to subordination, interest rate and redemption premium) of any such modified, refinanced, refunded, renewed, extended or replaced Indebtedness, taken as a whole, are not materially less favorable to the Loan Parties or the Lenders than the terms and conditions of this Agreement; provided that a certificate of a Responsible Officer delivered to the Administrative Agent at least five (5) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrowers have determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrowers within such five (5) Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees) and (iii) such modification, refinancing, refunding, renewal, extension or replacement is incurred by the Person who is the obligor of the Indebtedness being modified, refinanced, refunded, renewed, extended or replaced and is guaranteed only by those Persons that are guarantors of the Indebtedness being modified, refinanced, refunded, renewed, extended or replaced.

“Permitted Unsecured Refinancing Debt” means unsecured Indebtedness incurred by any Borrower in the form of one or more series of senior unsecured notes or loans; provided that such Indebtedness (i) in the case of any notes, does not mature or have scheduled amortization payments of principal or payments of principal and is not subject to mandatory redemption, repurchase, prepayment or sinking fund obligations (except customary asset sale, event of loss or change of control provisions that provide for the prior repayment in full of the Loans and the other Obligations), in each case prior to the Latest Maturity Date at the time such Indebtedness is incurred and (ii) is not at any time guaranteed by any Person other than a Guarantor.

“Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) on the Company’s common stock sold by the Company substantially concurrently with any purchase by the Company of a related Permitted Bond Hedge Transaction.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established or contributed to by any Loan Party or, with respect to any such plan that is subject to Section 412 of the Code or Section 302 or Title IV of ERISA, any ERISA Affiliate.

“Principal L/C Issuer” means Wells Fargo and any L/C Issuer that has issued Letters of Credit having an aggregate Outstanding Amount in excess of $500,000.

“Pro Forma Basis”, “Pro Forma Compliance” and “Pro Forma Effect” mean, with respect to compliance with any test or covenant or calculation of any ratio hereunder, the determination or calculation of such test, covenant or ratio (including in connection with Specified Transactions) in accordance with Section 1.11.

“Pro Rata Share” means, with respect to each Lender at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the

Commitment and, if applicable and without duplication, Term Loans of such Lender under the applicable Facility or Facilities at such time and the denominator of which is the amount of the Aggregate Commitments of all Lenders under the applicable Facility or Facilities at such time and, if applicable and without duplication, Term Loans of all Lenders under the applicable Facility or Facilities at such time; provided that, in the case of a Revolving Credit Facility, if such Commitment has been terminated, then the Pro Rata Share of each Lender shall be determined based on the Pro Rata Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof.

“Projections” has the meaning specified in Section 6.01(c).

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests.

“Recipient” means (a) the Administrative Agent, (b) any Lender, (c) any L/C Issuer and (d) the Swing Line Lender.

~~“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is USD LIBOR, 11:00 a.m. (London time) on the day that is two (2) London Banking Days preceding the date of such setting, and (2) if such Benchmark is not USD LIBOR, the time determined by the Administrative Agent in its reasonable discretion.~~

“Refinanced Debt” has the meaning specified in the definition of Credit Agreement Refinancing Indebtedness.

“Refinancing Amendment” means an amendment to this Agreement executed by each of (a) the Borrowers, (b) the Administrative Agent, (c) each Additional Refinancing Lender and (d) each Lender that agrees to provide any portion of Other Term Loans, Other Term Loan Commitments, Other Revolving Credit Commitments or Other Revolving Credit Loans incurred pursuant thereto, in accordance with Section 2.16.

“Refinancing Series” means all Other Term Loans or Other Term Loan Commitments that are established pursuant to the same Refinancing Amendment (or any subsequent Refinancing Amendment to the extent such Refinancing Amendment expressly provides that the Other Term Loans or Other Term Loan Commitments provided for therein are intended to be a part of any previously established Refinancing Series) and that provide for the same All-In Yield and amortization schedule.

“Register” has the meaning specified in Section 10.07(d).

“Regulation D” shall mean Regulation D of the FRB as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

“Relevant Governmental Body” means the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the thirty (30) day notice period has been waived.

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Term Loans or Revolving Credit Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

“Required Facility Lenders” means, as of any date of determination, with respect to one or more Facilities, Lenders having more than 50% of the sum of (a) the Total Outstandings under such Facility or Facilities (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans, as applicable, under such Facility or Facilities being deemed “held” by such Lender for purposes of this definition) and (b) the aggregate unused Commitments under such Facility or Facilities; provided that the unused Commitments of, and the portion of the Total Outstandings under such Facility or Facilities held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of the Required Facility Lenders.

“Required Lenders” means, as of any date of determination, Lenders having more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition), (b) aggregate unused Term Commitments and (c) aggregate unused Revolving Credit Commitments, provided that the unused Commitments of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, treasurer or assistant treasurer or other similar officer of a Loan Party and, as to any document delivered on the Closing Date, any secretary or assistant secretary of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restaurant LP” means a Domestic Subsidiary which is organized as a limited partnership (or similar entity) (a) in which either a Borrower or a Wholly Owned Subsidiary is a general partner and (b) which operates a restaurant that it owns or leases. As of the Closing Date and except as set forth on Schedule 1.01E, all of the Restaurant LP’s are Wholly Owned Subsidiaries, and, in the case of the ones that are Domestic Subsidiaries and not Excluded Concept Subsidiaries, are Guarantors.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of the Company or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to any Borrower’s stockholders, partners or members (or the equivalent Persons thereof).

“Returns” means, with respect to any Investment, any repayments, interest, returns, profits, distributions, proceeds, fees and similar amounts actually received in cash or Cash Equivalents (or actually converted into cash or Cash Equivalents) by the Company or any of its Subsidiaries; provided that, with respect to each of Sections 7.02(c), 7.02(i)(B) and 7.02(l), the aggregate amount of repayments, interest, returns, profits, distributions, proceeds, fees and similar amounts constituting Returns shall not exceed the original amount of all Investments made pursuant to each such Section.

“Revolver Extension Request” has the meaning specified in Section 2.14(b).

“Revolver Extension Series” has the meaning specified in Section 2.14(b).

“Revolving Commitment Increase” has the meaning specified in Section 2.15(a).

“Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans of the same Type and, in the case of ~~Eurocurrency Rate~~SOFR Loans, having the same Interest Period made by each of the Revolving Credit Lenders pursuant to Section 2.01 or under any Incremental Amendment, Extension Amendment or Refinancing Amendment.

“Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrowers pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations in respect of Letters of Credit and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Credit Commitment” or in the Assignment and Assumption Agreement pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including Section 2.15 and Section 10.07(b)). The aggregate Revolving Credit Commitments of all Revolving Credit Lenders on the ~~Closing~~First Amendment Effective Date shall be $~~800,000,000~~1,000,000,000 , as such amount may be adjusted from time to time in accordance with the terms of this Agreement.

“Revolving Credit Exposure” means, at any time, as to each Revolving Credit Lender, the sum of the outstanding principal amount of such Revolving Credit Lender’s Revolving Credit Loans at such time and its Pro Rata Share of the L/C Obligations and the Swing Line Obligations at such time.

“Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Commitments at such time.

“Revolving Credit Lender” means, at any time, any Lender that has a Revolving Credit Commitment at such time or, if the Revolving Credit Commitments have been terminated, which has outstanding Revolving Credit Loans or other Revolving Credit Exposure at such time.

“Revolving Credit Loan” has the meaning specified in Section 2.01(b).

“Revolving Credit Note” means, as the context requires, a promissory note of each Borrower payable to any Revolving Credit Lender or its registered assigns, in substantially the form of Exhibit C-2 evidencing the aggregate Indebtedness of the Borrowers to such Revolving Credit Lender resulting from the Revolving Credit Loans made by such Revolving Credit Lender.

“S&P” means Standard & Poor’s Financial Services LLC, a part of McGraw-Hill Financial, and any successor thereto.

“Same Day Funds” means, with respect to disbursements and payments, immediately available funds in Dollars.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the

Treasury, the U.S. Department of State, the European Union or Her Majesty’s Treasury of the United Kingdom and (b) any other Person resident, located or organized in a Sanctioned Country or owned or controlled (as determined by applicable law) by any Person that is a Sanctioned Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the European Union or Her Majesty’s Treasury of the United Kingdom.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Secured Hedge Agreement” means any Swap Contract permitted under Article VII that is entered into by and between any Loan Party or any Subsidiary and any Hedge Bank.

“Secured Obligations” has the meaning specified in the Security Agreement.

“Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the Lenders, the Hedge Banks, the Cash Management Banks, the Supplemental Administrative Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.01(c).

“Securities Act” means the Securities Act of 1933, as amended.

“Security Agreement” means, collectively, the Second Amended and Restated Security Agreement executed by the Loan Parties, substantially in the form of Exhibit G (as the same may be amended, restated, supplemented or otherwise modified from time to time), together with each other security agreement supplement executed and delivered pursuant to Section 6.11.

“Security Agreement Supplement” has the meaning specified in the Security Agreement.

“Senior Representative” means, with respect to any series of Permitted Pari Passu Secured Refinancing Debt, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities.

“SOFR” means~~, with respect to any Business Day,~~ a rate ~~per annum~~ equal to the secured overnight financing rate ~~for such Business Day published~~as administered by the SOFR Administrator ~~on the SOFR Administrator’s Website on the immediately succeeding Business Day~~.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR ~~Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time~~Loan” means any Loan bearing interest at a rate based on Adjusted Term SOFR as provided in Section 2.08(a).

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“SPC” has the meaning specified in Section 10.07(h).

“Specified Default” means any Event of Default under Section 8.01(a), (f) or (g).

“Specified Proceeds” means contributions made to the common equity of the Company in cash.

“Specified Transaction” means (i) any Permitted Acquisition, (ii) any Disposition that results in a Subsidiary ceasing to be a Subsidiary of any Borrower, (iii) any Investment constituting an acquisition of assets constituting a business unit, line of business or division of, or all or substantially all of the Equity Interests of, another Person, (iv) any Disposition of a business unit, line of business or division of a Borrower or a Subsidiary, in each case whether by merger, consolidation, amalgamation or otherwise or (v) any incurrence or repayment of Indebtedness (other than Indebtedness incurred or repaid under any revolving credit facility or line of credit, unless such Indebtedness (x) has been permanently repaid and has not been replaced or (y) the proceeds therefrom are used for other than working capital purposes or general corporate purposes in the ordinary course of business), Restricted Payment, Revolving Commitment Increase or Incremental Term Loan that by the terms of this Agreement requires such test to be calculated on a “Pro Forma Basis” or after giving “Pro Forma Effect.”

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company.

“Subsidiary Guarantor” means, collectively, the Subsidiaries of each Borrower that are required to guarantee the Obligations pursuant to the Collateral and Guarantee Requirement.

“Successor Company” has the meaning specified in Section 7.04(d).

“Supplemental Administrative Agent” has the meaning specified in Section 9.13 and “Supplemental Administrative Agents” shall have the corresponding meaning.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contract has been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contract, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04.

“Swing Line Facility” means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.04.

“Swing Line Lender” means Wells Fargo, in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

“Swing Line Loan” has the meaning specified in Section 2.04(a).

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B.

“Swing Line Note” means a promissory note of each Borrower payable to any Swing Line Lender or its registered assigns, in substantially the form of Exhibit C-3, evidencing the aggregate Indebtedness of the Borrowers to such Swing Line Lender resulting from the Swing Line Loans made by such Swing Line Lender.

“Swing Line Obligations” means, as at any date of determination, the aggregate principal amount of all Swing Line Loans outstanding.

“Swing Line Sublimit” means an amount equal to the lesser of (a) $50,000,000 and (b) the aggregate amount of the Revolving Credit Commitments. The Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Commitments.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Borrowing” means a borrowing consisting of simultaneous Term Loans of the same Type and, in the case of ~~Eurocurrency Rate~~SOFR Loans, having the same Interest Period made by each of the Term Lenders pursuant to Section 2.01 or under any Incremental Amendment, Extension Amendment or Refinancing Amendment.

“Term Commitments” means, as to each Term Lender, its obligation to make the Initial Term Loan to the Borrowers pursuant to Section 2.01(a) in an aggregate amount not to exceed the amount specified opposite such Lender’s name in Schedule 2.01 hereto under the caption “Term Commitment” or in the Assignment and Assumption Agreement pursuant to which such Term Lender becomes a party hereto, as applicable, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Term Lender pursuant to an Assignment and Assumption Agreement, (ii) an Incremental Amendment, (iii) a Refinancing Amendment or (iv) an Extension. The initial amount of each Term Lender’s Commitment is specified in Schedule 2.01 hereto under the caption “Term Commitment” or, otherwise, in the Assignment and Assumption Agreement, Incremental Amendment, Refinancing Amendment or Extension Amendment, pursuant to which such Lender shall have assumed its Loans or Commitment, as the case may be. The ~~initial~~ aggregate amount of the Term Commitments as of the First Amendment Effective Date after giving effect to the Term Loan Repayment (as defined in that certain First Amendment to Second Amended and Restated Credit Agreement and Incremental Amendment dated as of April 26, 2022 by and among the Loan Parties, the Lenders party thereto and the Administrative Agent) is $~~200,000,000~~0 .

“Term Facility” means any Facility consisting of Term Loans and/or Term Commitments.

“Term Lender” means, at any time, any Lender that has a Term Commitment or an outstanding Term Loan at such time.

“Term Loan” means the Initial Term Loan, or any Incremental Term Loan, any Extended Term Loan or any Other Term Loan, as the context may require.

“Term Loan Extension Request” has the meaning specified in Section 2.14(a).

“Term Loan Extension Series” has the meaning specified in Section 2.14(a).

“Term Loan Increase” has the meaning specified in Section 2.15(a).

“Term Note” means, as the context requires (including with respect to any Incremental Term Loan of the same Class), a promissory note of each Borrower payable to any Term Lender or its registered assigns, in substantially the form of Exhibit C-1 evidencing the aggregate Indebtedness of the Borrowers to such Term Lender resulting from the Term Loans made by such Term Lender.

“Term SOFR” means, ~~for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.~~

~~“Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Company of the occurrence of a Term SOFR Transition Event.~~

~~“Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable, has previously occurred resulting in the replacement of the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03(b) with a Benchmark Replacement the Unadjusted Benchmark Replacement component of which is not Term~~

(a)     for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and

(b)     for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day.

“ Term SOFR Adjustment” means a percentage equal to 0.10% per annum.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“ Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Test Period” means, for any determination under this Agreement, the four consecutive fiscal quarters of the Company then last ended.

“Threshold Amount” means $50,000,000.

“Total Assets” means, as of any date of determination, the total assets of the Company and its Subsidiaries on a consolidated basis in accordance with GAAP, as shown on the most recent balance sheet of the Company delivered pursuant to Section 6.01(a) or (b) (and, in the case of any determination relating to any incurrence of Indebtedness or any Investment or other acquisition, on a Pro Forma Basis including any property or assets being acquired in connection therewith); it being understood that, for purposes of determining compliance of a transaction with any restriction set forth in Article VII that is based upon a specified percentage of Total Assets, compliance of such transaction with the applicable restriction shall be determined solely with reference to Total Assets as determined above in this definition as of the date of such transaction.

“Total Net Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Total Debt as of the last day of such Test Period to (b) Consolidated EBITDA for such Test Period; provided that, for purposes of calculating the Total Net Leverage Ratio for the Test Periods beginning on and after March 28, 2021, Consolidated Total Debt shall not include the principal amount of any outstanding 2025 Convertible Notes. Notwithstanding the foregoing, for purposes of calculating the Total Net Leverage Ratio for the Test Periods ending March 28, 2021, June 27, 2021 and September 26, 2021, Consolidated EBITDA for such Test Periods shall be deemed to be (i) for the Test Period ending March 28, 2021, Consolidated EBITDA for the fiscal quarter ending on such date divided by 34.1%, (ii) for the Test Period ending June 27, 2021, Consolidated EBITDA for the two consecutive fiscal quarters ending on such date divided by 58.5%, and (iii) for the Test Period ending September 26, 2021, Consolidated EBITDA for the three consecutive fiscal quarters ending on such date divided by 77.0%.

“Total Outstandings” means, at any time, the aggregate Outstanding Amount of all Loans and all L/C Obligations at such time.

“Transaction” means the borrowings hereunder on the Closing Date, the refinancing of the Existing Credit Agreement, the consummation of any other transactions in connection with the foregoing, and the payment of the fees and expenses incurred in connection with any of the foregoing, each as in effect on the Closing Date, and the application of proceeds therefrom.

“Transaction Expenses” means any fees or expenses incurred or paid by any Borrower or any Subsidiary in connection with the Transaction, this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby.

“Type” means, with respect to a Loan, its character as a Base Rate Loan or a ~~Eurocurrency Rate~~SOFR Loan.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unaudited Financial Statements” means the unaudited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of the Company and its Subsidiaries, as may have been restated prior to the Closing Date, for each fiscal quarter ended after December 27, 2020 and at least forty five (45) days before the Closing Date, prepared in accordance with GAAP.

“Uniform Commercial Code” and “UCC” mean the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).

“~~USD LIBOR” means the London interbank offered rate for Dollars~~U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; provided, that for purposes of notice requirements in Sections 2.02(a) and 2.05(a), in each case, such day is also a Business Day.

“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(g).

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (ii) the then outstanding principal amount of such Indebtedness.

“Wells Fargo” means Wells Fargo Bank, National Association and any successor thereto by merger, consolidation or otherwise.

“Wholly Owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (a) director’s qualifying shares and (b) shares issued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more wholly owned Subsidiaries of such Person.

“Withholding Agent” means each Borrower and the Administrative Agent.

“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Section 1.02    Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a)    The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b)       (i)        The words “herein”, “hereto”, “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

(ii)        Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.

(iii)       The term “including” is by way of example and not limitation.

(iv)    The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(c)     In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including”.

(d)    Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

(e)    For purposes of determining compliance with any Section of Article VII, in the event that any Lien, Investment, Indebtedness, Disposition, Restricted Payment, Affiliate transaction, Contractual Obligation, or prepayment of Indebtedness meets the criteria of one or more of the categories of transactions permitted pursuant to any clause of such Sections, such transaction (or portion thereof) at any time, shall be permitted under one or more of such clauses as determined by the Company in its sole discretion at such time.

Section 1.03    Accounting Terms. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with GAAP, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant contained herein (including, without limitation, any financial covenant), any lease that is treated as an operating lease for purposes of GAAP as of the Closing Date shall not be treated as Indebtedness and shall continue to be treated as an operating lease (and any future lease that would be treated as an operating lease for purposes of GAAP as of the Closing Date shall be similarly treated). For the avoidance of doubt, and without limitation of the foregoing, 2025 Convertible Notes shall at all times prior to the repurchase, conversion or payment thereof be valued at the full stated principal amount thereof and shall not include any reduction or appreciation in value of the shares and/or cash deliverable upon conversion thereof.

Section 1.04    Rounding. Any financial ratios required to be maintained by the Company pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

Section 1.05    References to Agreements, Laws, Etc. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, amendments and restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, amendments and restatements, extensions, supplements and other modifications are permitted by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

Section 1.06    Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

Section 1.07    Timing of Payment of Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of Interest Period) or performance shall extend to the immediately succeeding Business Day.

Section 1.08    Currency Equivalents Generally. Any amount specified in this Agreement (other than in Articles II, IX and X) or any of the other Loan Documents to be in Dollars shall also include the equivalent of such amount in any currency other than Dollars, such equivalent amount to be determined at the rate of exchange quoted by the Reuters World Currency Page for the applicable currency at 11:00 a.m. (London time) on such day (or, in the event such rate does not appear on any Reuters World Currency Page, by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and each Borrower, or, in the absence of such agreement, such rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about 10:00 a.m. (New York City time) on such date for the purchase of Dollars for delivery two (2) Business Days later). Notwithstanding the foregoing, for purposes of determining compliance with Sections 7.01, 7.02 and 7.03 with respect to any amount of Indebtedness or Investment in a currency other than Dollars, no Default shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness or Investment is incurred; provided that, for the avoidance of doubt, the foregoing provisions of this Section 1.08 shall otherwise apply to such Sections, including with respect to determining whether any Indebtedness or Investment may be incurred at any time under such Sections.

Section 1.09    Change of Currency. Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify with each Borrower’s consent to appropriately reflect a change in currency of any country and any relevant market conventions or practices relating to such change in currency.

Section 1.10    Cumulative Growth Amount Transactions. If more than one action occurs on any given date the permissibility of the taking of which is determined hereunder by reference to the amount of the Cumulative Growth Amount immediately prior to the taking of such action, the permissibility of the taking of such action shall be determined independently and in no event may any two or more such actions be treated as occurring simultaneously.

Section 1.11    Pro Forma and Other Calculations. (a) Notwithstanding anything to the contrary herein, financial ratios and tests, including the Consolidated Senior Secured Net Leverage Ratio and the Total Net Leverage Ratio shall be calculated in the manner prescribed by this Section 1.11; provided, that notwithstanding anything to the contrary in clauses (b), (c), (d) or (e) of this Section 1.11, when calculating the Total Net Leverage Ratio for purposes of the definition of “Applicable Rate” and Section 7.10 (other than for the purpose of determining pro forma compliance with Section 7.10), the events described in this Section 1.11 that occurred subsequent to the end of the applicable Test Period shall not be given pro forma effect. In addition, whenever a financial ratio or test is to be calculated on a pro forma basis, the reference to “Test Period” for purposes of calculating such financial ratio or test shall be deemed to be a reference to, and shall be based on, the most recently ended Test Period for which financial statements of the Company have been delivered to the Lenders pursuant to Section 6.01(a) or (b) (it being understood that for purposes of determining pro forma compliance with Section 7.10, if no Test Period with an applicable level cited in Section 7.10 has passed, the applicable level shall be the level for the first Test Period cited in Section 7.10 with an indicated level).

(b)    For purposes of calculating any financial ratio or test (or Total Assets), Specified Transactions (with any incurrence or repayment of any Indebtedness in connection therewith to be subject to clause (d) of this Section 1.11) that have been made (i) during the applicable Test Period or (ii) if applicable as described in clause (a) above, subsequent to such Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made shall be calculated on a pro forma basis assuming that all such Specified Transactions (and any increase or decrease in Consolidated EBITDA and the component financial definitions used therein attributable to any Specified Transaction) had occurred on the first day of the applicable Test Period (or, in the case of Total Assets, on the last day of the applicable Test Period).

(c)    Whenever pro forma effect is to be given to a Specified Transaction, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of the Company and may include, for the avoidance of doubt, the amount of “run-rate” cost savings, operating expense reductions and synergies projected by the Company in good faith to be realized as a result of specified actions taken, committed to be taken or expected to be taken (calculated on a pro forma basis as though such cost savings, operating expense reductions and synergies had been realized on the first day of such period and as if such cost savings, operating expense reductions and synergies were realized during the entirety of such period and “run-rate” means the full recurring benefit for a period that is associated with any action taken, committed to be taken or expected to be taken (including any savings expected to result from the elimination of a public target’s compliance costs with public company requirements) net of the amount of actual benefits realized during such period from such actions, and any such adjustments shall be included in the initial pro forma calculations of such financial ratios or tests and during any subsequent Test Period in which the effects thereof are expected to be realized) relating to such Specified Transaction; provided that (A) such amounts are reasonably identifiable and factually supportable in the good faith judgment of the Company, (B) such actions are taken, committed to be taken or with respect to which substantial steps have been taken or are expected in good faith to be taken no later than eighteen (18) months after the date of such Specified Transaction, (C) no amounts shall be added to the extent duplicative of any amounts that are otherwise added back in computing Consolidated EBITDA (or any other components thereof), whether through a pro forma adjustment or otherwise, with respect to such period and (D) any increase to Consolidated EBITDA as a result of cost savings, operating expense reductions and synergies pursuant to this Section 1.11(c) shall be subject to the limitation set forth in the further proviso of clause (xi) of the definition of “Consolidated EBITDA”.

(d)    In the event that (w) any Borrower or any Subsidiary incurs (including by assumption or guarantees) or repays (including by redemption, repayment, retirement or extinguishment) any Indebtedness (other than Indebtedness incurred or repaid under any revolving credit facility unless such Indebtedness (a) has been permanently repaid and not replaced or (b) the proceeds therefrom are used for other than working capital purposes or general corporate purposes in the ordinary course of business), (x) any Borrower or any Subsidiary issues, repurchases or redeems Disqualified Equity Interests or (y) any Subsidiary issues, repurchases or redeems preferred stock, (i) during the applicable Test Period or (ii) subsequent to the end of the applicable Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made, then such financial ratio or test shall be calculated giving pro forma effect to such incurrence or repayment of Indebtedness, or such issuance or redemption of Disqualified Equity Interests or preferred stock, in each case to the extent required, as if the same had occurred on the last day of the applicable Test Period.

(e)    Interest on a Finance Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a Responsible Officer of the Company to be the rate of interest implicit in such Finance Lease Obligation in accordance with GAAP. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, ~~a Eurocurrency~~an interbank offered rate, or other rate, shall be determined to have been based upon the rate actually chosen, or if none, then based upon such optional rate chosen as any Borrower or Subsidiary may designate.

Section 1.12    Limited Condition Acquisitions. In the event that the Company notifies the Administrative Agent in writing that any proposed acquisition is a Limited Condition Acquisition and that the Company wishes to test the conditions to such acquisition and the availability of the Incremental Term Loans that is to be used to finance such acquisition in accordance with this Section 1.12, then, so long as agreed to by the lenders providing such Incremental Term Loan, the following provisions shall apply:

(a)    any condition to such acquisition or such Incremental Term Loan that requires that no Default or Event of Default shall have occurred and be continuing at the time of such acquisition or the incurrence of such Incremental Term Loan, shall be satisfied if (i) no Default or Event of Default shall have occurred and be continuing at the time of the execution of the definitive purchase agreement, merger agreement or other acquisition agreement governing such acquisition and (ii) no Event of Default under any of Sections 8.01(a), 8.01(f) or 8.01(g) shall have occurred and be continuing both immediately before and immediately after giving effect to such acquisition and any Indebtedness incurred in connection therewith (including such Incremental Term Loan);

(b)    any condition to such acquisition or such Incremental Term Loan that the representations and warranties in this Agreement and the other Loan Documents shall be true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true and correct in all respects) at the time of such acquisition or the incurrence of such Incremental Term Loan shall be subject to customary “SunGard” or other customary applicable “certain funds” conditionality provisions (including, without limitation, a condition that the representations and warranties under the relevant agreements relating to such Limited Condition Acquisition as are material to the lenders providing such Incremental Term Loan shall be true and correct, but only to the extent that the Company or its applicable Subsidiary has the right to terminate its obligations under such agreement as a result of a breach of such representations and warranties or the failure of those representations and warranties to be true and correct), so long as all representations and warranties in this Agreement and the other Loan Documents are true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true and correct in all respects) at the time of execution of the definitive purchase agreement, merger agreement or other acquisition agreement governing such acquisition;

(c)    any financial ratio test or condition, may upon the written election of the Company delivered to the Administrative Agent on or prior to the date of execution of the definitive agreement for such acquisition, be tested either (i) upon the execution of the definitive agreement with respect to such Limited Condition Acquisition or (ii) upon the consummation of the Limited Condition Acquisition and related incurrence of Indebtedness, in each case, after giving effect to the relevant Limited Condition Acquisition and related incurrence of Indebtedness, on a Pro Forma

Basis; provided that the failure to deliver a notice under this Section 1.12(c) on or prior to the date of execution of the definitive agreement for such Limited Condition Acquisition shall be deemed an election to test the applicable financial ratio under subclause (ii) of this Section 1.12(c); and

(d)    if the Company has made an election with respect to any Limited Condition Acquisition to test a financial ratio test or condition at the time specified in clause (c)(i) of this Section, then, except as provided in the next sentence, in connection with any subsequent calculation of any ratio or basket on or following the relevant date of execution of the definitive agreement with respect to such Limited Condition Acquisition and prior to the earlier of (i) the date on which such Limited Condition Acquisition is consummated or (ii) the date that the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, any such ratio or basket shall be required to be satisfied (x) on a Pro Forma Basis assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness) have been consummated and (y) assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness) have not been consummated. Notwithstanding the foregoing, any calculation of a ratio in connection with determining the Applicable Rate and determining whether or not the Borrower is in compliance with the requirements of Section 7.10 shall, in each case be calculated assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness) have not been consummated.

The foregoing provisions shall apply with similar effect during the pendency of multiple Limited Condition Acquisitions such that each of the possible scenarios is separately tested. Notwithstanding anything to the contrary herein, in no event shall there be more than two Limited Condition Acquisitions at any time outstanding.

Section 1.13    Rates. The ~~interest rate on Eurocurrency Rate Loans and Base Rate Loans (when determined by reference to clause (c) of the definition of Base Rate) may be determined by reference to Eurocurrency Rate, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, ICE Benchmark Administration (“IBA”), the administrator of the London interbank offered rate, and the Financial Conduct Authority (the “FCA”), the regulatory supervisor of IBA, announced in public statements (the “Announcements”) that the final publication or representativeness date for the London interbank offered rate for Dollars for: (a) 1-week and 2-month tenor settings will be December 31, 2021 and (b) overnight, 1-month, 3-month, 6-month and 12-month tenor settings will be June 30, 2023. No successor administrator for IBA was identified in such Announcements. As a result, it is possible that commencing immediately after such dates, the London interbank offered rate for such tenors may no longer be available or may no longer be deemed a representative reference rate upon which to determine the interest rate on Eurocurrency Rate Loans or Base Rate Loans (when determined by reference to clause (c) of the definition of Base Rate). There is no assurance that the dates set forth in the Announcements will not change or that IBA or the FCA will not take further action that could impact the availability, composition or characteristics of any London interbank offered rate. Public and private sector industry initiatives have been and continue, as of the date hereof, to be underway to implement new or alternative reference rates to be used in place of the London interbank offered rate. In the event that the London interbank offered rate or any other then-current Benchmark is no longer available or in certain other circumstances set forth in Section 3.03(b), such Section 3.03(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will notify the Company, pursuant to Section 3.03(b), of any change to the reference rate upon which the interest rate on Eurocurrency Rate Loans and Base Rate Loans (when determined by reference to clause (c) of the definition of Base Rate) is based. However, the~~ Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (~~i~~a) the continuation of, administration of, submission of, calculation of or any other matter related to the ~~London interbank offered rate or other~~Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition ~~of “Eurocurrency Rate”~~thereof, or with respect to any alternative, ~~comparable or~~ successor ~~rate thereto,~~ or replacement rate ~~thereof~~thereto (including ~~any then-current Benchmark or~~ any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement ~~reference~~ rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 3.03(b), will be similar to, or produce the same value or economic equivalence of, ~~Eurocurrency Rate or any other Benchmark,~~ or have the same volume or liquidity as ~~did~~, the ~~London interbank offered rate~~Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (~~ii~~b) the effect, implementation or composition of any ~~Benchmark Replacement Conforming Changes~~Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

Section 1.14    Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

ARTICLE II

THE COMMITMENTS AND CREDIT EXTENSIONS

Section 2.01    The Loans.

(a)    The Term Borrowing. Subject to the terms and conditions set forth herein, each Term Lender severally agrees to make to the Borrowers a single loan denominated in Dollars in a principal amount equal to such Term Lender’s Term Commitment on the Closing Date. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Term Loans may be Base Rate Loans or ~~Eurocurrency Rate~~SOFR Loans, as further provided herein.

(b)    The Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Revolving Credit Lender severally agrees to make loans denominated in Dollars to the Borrowers (each such loan, a “Revolving Credit Loan”) from time to time, on any Business Day from and including the Closing Date until the Maturity Date for the Revolving Credit Facility, in an aggregate principal amount not to exceed at any time outstanding the amount of such Revolving Credit Lender’s Revolving Credit Commitment; provided that after giving effect to any Revolving Credit Borrowing, the aggregate Outstanding Amount of the Revolving Credit Loans of any Revolving Credit Lender, plus such Revolving Credit Lender’s Pro Rata Share of the Outstanding

Amount of all L/C Obligations, plus such Revolving Credit Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Credit Lender’s Revolving Credit Commitment. Within the limits of each Revolving Credit Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.01(b), prepay under Section 2.05, and reborrow under this Section 2.01(b). Revolving Credit Loans may be Base Rate Loans or ~~Eurocurrency Rate~~SOFR Loans, as further provided herein.

Section 2.02    Borrowings, Conversions and Continuations of Loans. (a) Each Term Borrowing, each Revolving Credit Borrowing, each conversion of Term Loans or Revolving Credit Loans from one Type to the other, and each continuation of ~~Eurocurrency Rate~~SOFR Loans shall be made upon the applicable Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 12:00 p.m. (i) three (3) U.S. Government Securities Business Days prior to the requested date of any Borrowing or continuation of ~~Eurocurrency Rate~~SOFR Loans or any conversion of Base Rate Loans to ~~Eurocurrency Rate~~SOFR Loans, and (ii) one (1) Business Day before the requested date of any Borrowing of Base Rate Loans or conversion of any ~~Eurocurrency Rate~~SOFR Loans to Base Rate Loans. Each telephonic notice by the applicable Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of such Borrower. Each Borrowing of, conversion to or continuation of ~~Eurocurrency Rate~~SOFR Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the applicable Borrower is requesting a Term Borrowing, a Revolving Credit Borrowing, a conversion of Term Loans or Revolving Credit Loans from one Type to the other, or a continuation of ~~Eurocurrency Rate~~SOFR Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Term Loans or Revolving Credit Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto~~; provided that, notwithstanding anything to the contrary contained herein, solely with respect to a Borrowing of Eurocurrency Rate Loans on the Closing Date, the Borrowers may select an Interest Period that expires on April 30, 2021~~. If the applicable Borrower fails to specify a Type of Loan in a Committed Loan Notice or fails to give a timely notice requesting a conversion or continuation, then the applicable Term Loans or Revolving Credit Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable ~~Eurocurrency Rate~~SOFR Loans. If the applicable Borrower requests a Borrowing of, conversion to, or continuation of ~~Eurocurrency Rate~~SOFR Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month.

(b)    Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share of the applicable Class of Loans, and if no timely notice of a conversion or continuation is provided by the applicable Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or continuation described in Section 2.02(a). In the case of each Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office not later than 1:00 p.m., in each case on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrowers in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrowers on the books of the Administrative Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the applicable Borrower; provided that if, on the date the Committed Loan Notice with respect to such Borrowing is given by the such Borrower, there are Swing Line Loans or L/C Borrowings outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such L/C Borrowings, second, to the payment in full of any such Swing Line Loans, and third, to the Borrowers as provided above.

(c)    Except as otherwise provided herein, a ~~Eurocurrency Rate~~SOFR Loan may be continued or converted only on the last day of an Interest Period for such ~~Eurocurrency Rate~~SOFR Loan unless the Borrowers pay the amount due, if any, under Section 3.05 in connection therewith. During the existence of an Event of Default, the Administrative Agent or the Required Lenders may require that no Loans may be converted to or continued as ~~Eurocurrency Rate~~SOFR Loans.

(d)    The Administrative Agent shall promptly notify the Borrowers and the Lenders of the interest rate applicable to any Interest Period for ~~Eurocurrency Rate~~SOFR Loans upon determination of such interest rate. The determination of ~~the Eurocurrency Rate~~Adjusted Term SOFR or Term SOFR by the Administrative Agent shall be conclusive in the absence of manifest error. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrowers and the Lenders of any change in the Administrative Agent’s prime rate used in determining the Base Rate promptly following the public announcement of such change.

(e)    After giving effect to all Term Borrowings, all Revolving Credit Borrowings, all conversions of Term Loans or Revolving Credit Loans from one Type to the other, and all continuations of Term Loans or Revolving Credit Loans as the same Type, there shall not be more than ten (10) Interest Periods in effect (or such greater number as may be acceptable to the Administrative Agent).

(f)    The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing.

(g)    Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing, or in the case of any Borrowing of Base Rate Loans, prior to 1:00 p.m. on the date of such Borrowing, that such Lender will not make available to the Administrative Agent such Lender’s Pro Rata Share or other applicable share provided for under this Agreement of such Borrowing, the Administrative Agent may assume that such Lender has made such Pro Rata Share or other applicable share provided for under this Agreement available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (b) above, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If the Administrative Agent shall have so made funds available, then, to the extent that such Lender and the Borrowers severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrowers until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrowers, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in accordance with the foregoing. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this

Section 2.02(g) shall be conclusive in the absence of manifest error. If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such interest paid by the Borrowers for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Administrative Agent.

Section 2.03    Letters of Credit.

(a)    The Letter of Credit Commitment.

(i)    On and after the Closing Date, the Existing Letters of Credit for purposes hereof will be deemed to have been issued on the Closing Date under the Revolving Credit Facility. Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the other Revolving Credit Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from and including the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars on a sight basis for the account of the Borrowers (provided that any Letter of Credit may be for the benefit of any Subsidiary of any Borrower) and to amend or renew Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) to honor drafts under the Letters of Credit and (B) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued pursuant to this Section 2.03; provided that no L/C Issuer shall be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in any Letter of Credit if as of the date of such L/C Credit Extension, (x) the Revolving Credit Exposure of any Lender would exceed such Lender’s Revolving Credit Commitment, (y) the L/C Commitment of any L/C Issuer would exceed such L/C Issuer’s L/C Commitment or (z) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit. Within the foregoing limits, and subject to the terms and conditions hereof, each Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly each Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

(ii)    An L/C Issuer shall be under no obligation to issue any Letter of Credit if:

(A)    any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or direct that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date (for which such L/C Issuer is not otherwise compensated hereunder);

(B)    subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last renewal, unless the Required Lenders have approved such expiry date;

(C)    the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Revolving Credit Lenders have approved such expiry date;

(D)    the issuance of such Letter of Credit would violate any Laws binding upon such L/C Issuer; or

(E)    any Revolving Credit Lender is a Defaulting Lender at such time, unless such L/C Issuer has entered into arrangements reasonably satisfactory to it and the Borrowers to eliminate such L/C Issuer’s risk (after giving effect to Section 2.17(a)) with respect to the participation in Letters of Credit by such Defaulting Lender, including by cash collateralizing such Defaulting Lender’s Pro Rata Share of the L/C Obligations.

(iii)    An L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(b)    Procedures for Issuance and Amendment of Letters of Credit; Auto-Renewal Letters of Credit.

(i)    Each Letter of Credit shall be issued or amended, as the case may be, upon the request of any Borrower delivered to an L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the relevant Borrower. Such Letter of Credit Application must be received by the relevant L/C Issuer and the Administrative Agent not later than 12:00 p.m. at least two (2) Business Days prior to the proposed issuance date or date of amendment, as the case may be; or, in each case, such later date and time as the relevant L/C Issuer may agree in a particular instance in its sole discretion. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer: (a) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (b) the amount thereof; (c) the expiry date thereof; (d) the name and address of the beneficiary thereof; (e) the documents to be presented by such beneficiary in case of any drawing thereunder; (f) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (g) such other matters as the relevant L/C Issuer may reasonably request. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the relevant L/C Issuer may reasonably request.

(ii)    Promptly after receipt of any Letter of Credit Application, the relevant L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from any

Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Upon receipt by the relevant L/C Issuer of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the relevant Borrower or enter into the applicable amendment, as the case may be. Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the relevant L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Letter of Credit.

(iii)    If any Borrower so requests in any applicable Letter of Credit Application, the relevant L/C Issuer shall agree to issue a Letter of Credit that has automatic renewal provisions (each, an “Auto-Renewal Letter of Credit”); provided that any such Auto-Renewal Letter of Credit must permit the relevant L/C Issuer to prevent any such renewal at least once in each twelve month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Nonrenewal Notice Date”) in each such twelve month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the relevant L/C Issuer, the relevant Borrower shall not be required to make a specific request to the relevant L/C Issuer for any such renewal. Once an Auto-Renewal Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the relevant L/C Issuer to permit the renewal of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided that the relevant L/C Issuer shall not permit any such renewal if (A) the relevant L/C Issuer has determined that it would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof (by reason of the provisions of Section 2.03(a)(ii) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five (5) Business Days before the Nonrenewal Notice Date from the Administrative Agent, any Revolving Credit Lender or the relevant Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied.

(iv)    Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the relevant L/C Issuer will also deliver to the relevant Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c)    Drawings and Reimbursements; Funding of Participations.

(i)    Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the relevant L/C Issuer shall notify promptly the relevant Borrower and the Administrative Agent thereof. Not later than 11:00 a.m. on the second Business Day following any payment by an L/C Issuer under a Letter of Credit (each such date, an “Honor Date”), the Borrowers shall reimburse such L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing, together with interest on the amount so paid or disbursed by such L/C Issuer, to the extent not reimbursed on the date of such payment of disbursement. If the Borrowers do not reimburse such L/C Issuer by such time, the Administrative Agent shall promptly notify each Appropriate Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Appropriate Lender’s Pro Rata Share thereof. In such event, the Borrowers shall be deemed to have requested a Revolving Credit Borrowing of

Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans but subject to the amount of the unutilized portion of the Revolving Credit Commitments of the Appropriate Lenders and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii)    Each Appropriate Lender (including any Appropriate Lender acting as an L/C Issuer) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the relevant L/C Issuer, in Dollars, at the Administrative Agent’s Office for payments in an amount equal to its Pro Rata Share of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Appropriate Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrowers in such amount. The Administrative Agent shall remit the funds so received to the relevant L/C Issuer.

(iii)    With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrowers shall be deemed to have incurred from the relevant L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Appropriate Lender’s payment to the Administrative Agent for the account of the relevant L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

(iv)    Until each Appropriate Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the relevant L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Pro Rata Share of such amount shall be solely for the account of the relevant L/C Issuer.

(v)    Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse an L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the relevant L/C Issuer, any Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Company of a Committed Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrowers to reimburse the relevant L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.

(vi)    If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the relevant L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), such L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the relevant L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error.

(d)    Repayment of Participations.

(i)    If, at any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrowers or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

(ii)    If any payment received by the Administrative Agent for the account of an L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Appropriate Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.

(e)    Obligations Absolute. The obligation of the Borrowers to reimburse the relevant L/C Issuer for each drawing under each Letter of Credit issued by it and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i)    any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

(ii)    the existence of any claim, counterclaim, setoff, defense or other right that any Loan Party may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the relevant L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii)    any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv)    any payment by the relevant L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the relevant L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

(v)    any exchange, release or nonperfection of any Collateral, or any release or amendment or waiver of or consent to departure from the Guaranty or any other guarantee, for all or any of the Obligations any Loan Party in respect of such Letter of Credit; or

(vi)    any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party;

provided that the foregoing shall not excuse any L/C Issuer from liability to any Borrower to the extent of any direct damages (as opposed to special, punitive, indirect or consequential damages, claims in respect of which are waived by each Borrower to the extent permitted by applicable Law) suffered by such Borrower that are caused by such L/C Issuer’s gross negligence or willful misconduct (in each case, as determined by a court of competent jurisdiction in a final and non-appealable judgment) when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof.

(f)    Role of L/C Issuers. Each Lender and each Borrower agree that, in paying any drawing under a Letter of Credit, the relevant L/C Issuer shall not have any responsibility to obtain any document (other than any draft, demand, certificate or other document expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuers, any Agent-Related Person nor any of the respective correspondents, participants or assignees of any L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. Each Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude such Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuers, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of any L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (vi) of Section 2.03(e); provided that anything in such clauses to the contrary notwithstanding, any Borrower may have a claim against an L/C Issuer, and such L/C Issuer may be liable to such Borrower, to the extent, but only to the extent, of any direct, as opposed to special, punitive, indirect, consequential or exemplary damages suffered by such Borrower which such Borrower proves were caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful or grossly negligent failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a draft, demand, certificate or other document strictly complying with the terms and conditions of a Letter of Credit (in each case, as determined by a court of competent jurisdiction in a final and non-appealable judgment). In furtherance and not in limitation of the foregoing, each L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no L/C Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(g)    Cash Collateral. (i) If any Event of Default occurs and is continuing and the Administrative Agent or the Required Lenders, as applicable, require the Borrowers to Cash Collateralize the L/C Obligations pursuant to Section 8.02(c) or (ii) an Event of Default set forth under Section 8.01(f) occurs and is continuing, then the Borrowers shall Cash Collateralize the then Outstanding Amount of all L/C Obligations (in an amount equal to such Outstanding Amount determined as of the date of such Event of Default), and shall do so not later than 2:00 p.m. on (x) in the case of the immediately preceding clause (i), (1) the Business Day that the Borrowers receive notice thereof, if such notice is received on such day prior to 12:00 Noon, or (2) if clause (1) above does not apply, the Business Day immediately following the day that the Borrowers receive such notice and (y) in the case of the immediately preceding clause (ii), the Business Day on which an Event of Default set forth under Section 8.01(f) occurs or, if such day is not a Business Day, the Business Day immediately succeeding such day. For purposes hereof, “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the relevant L/C Issuer and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances (“Cash Collateral”) pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the relevant L/C Issuer (which documents are hereby consented to by the Lenders). Derivatives of such term have corresponding meanings. Each Borrower hereby grants to the Administrative Agent, for the benefit of the L/C Issuers and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked accounts at the Administrative Agent and may be invested in readily available Cash Equivalents. If at any time the Administrative Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than the Administrative Agent (on behalf of the Secured Parties) or that the total amount of such funds is less than the aggregate Outstanding Amount of all L/C Obligations, the Borrowers will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the deposit accounts at the Administrative Agent as aforesaid, an amount equal to the excess of (a) such aggregate Outstanding Amount over (b) the total amount of funds, if any, then held as Cash Collateral that the Administrative Agent reasonably determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Law, to reimburse the relevant L/C Issuer. To the extent the amount of any Cash Collateral exceeds the then Outstanding Amount of such L/C Obligations and so long as no Event of Default has occurred and is continuing, the excess shall be refunded to the Borrowers. To the extent any Event of Default giving rise to the requirement to Cash Collateralize any Letter of Credit pursuant to this Section 2.03(g) is cured or otherwise waived by the Required Lenders, then so long as no other Event of Default has occurred and is continuing, all Cash Collateral pledged to Cash Collateralize such Letter of Credit shall be refunded to the Borrowers.

(h)    Letter of Credit Fees. The Borrowers shall pay to the Administrative Agent, for the account of each Revolving Credit Lender in accordance with its Pro Rata Share, a Letter of Credit fee for each Letter of Credit issued pursuant to this Agreement equal to the Applicable Rate times the daily maximum amount then available to be drawn under such Letter of Credit (determined without regard to whether any conditions to drawing could then be met). Such Letter of Credit fees shall be computed on a quarterly basis in arrears. Such Letter of Credit fees shall be due and payable in Dollars on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily maximum amount of each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(i)    Fronting Fee and Documentary and Processing Charges Payable to L/C Issuers. The relevant Borrower shall pay directly to each L/C Issuer, for its own account, a fronting fee with respect to each Letter of Credit issued by it equal to 0.125% per annum of the daily maximum amount then available to be drawn under such Letter of Credit (determined without regard to whether any conditions to drawing could then be met). Such fronting fees shall be (x) computed on a quarterly basis in arrears and (y) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the relevant Borrower shall pay directly to each L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable within ten (10) Business Days of demand and are nonrefundable.

(j)    Conflict with Letter of Credit Application. Notwithstanding anything else to the contrary in this Agreement, in the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

(k)    Addition of an L/C Issuer. A Revolving Credit Lender may become an additional L/C Issuer hereunder pursuant to a written agreement among each Borrower, the Administrative Agent and such Revolving Credit Lender. The Administrative Agent shall notify the Revolving Credit Lenders of any such additional L/C Issuer.

(l)    Provisions Related to Extended Revolving Credit Commitments. If the Letter of Credit Expiration Date in respect of any tranche of Revolving Credit Commitments occurs prior to the expiry date of any Letter of Credit, then (i) if consented to by the L/C Issuer which issued such Letter of Credit, if one or more other tranches of Revolving Credit Commitments in respect of which the Letter of Credit Expiration Date shall not have so occurred are then in effect, such Letters of Credit for which consent has been obtained shall automatically be deemed to have been issued (including for purposes of the obligations of the Revolving Credit Lenders to purchase participations therein and to make Revolving Credit Loans and payments in respect thereof pursuant to Sections 2.03(c) and (d)) under (and ratably participated in by Revolving Credit Lenders pursuant to) the Revolving Credit Commitments in respect of such non-terminating tranches up to an aggregate amount not to exceed the aggregate principal amount of the unutilized Revolving Credit Commitments thereunder at such time (it being understood that no partial face amount of any Letter of Credit may be so reallocated) and (ii) to the extent not reallocated pursuant to immediately preceding clause (i) and unless provisions reasonably satisfactory to the applicable L/C Issuer for the treatment of such Letter of Credit as a letter of credit under a successor credit facility have been agreed upon, the applicable Borrower shall, on or prior to the applicable Maturity Date, cause all such Letters of Credit to be replaced and returned to the applicable L/C Issuer undrawn and marked “cancelled” or to the extent that the applicable Borrower is unable to so replace and return any Letter(s) of Credit, such Letter(s) of Credit shall be secured by a “back to back” letter of credit reasonably satisfactory to the applicable L/C Issuer or the Borrowers shall Cash Collateralize any such Letter of Credit in accordance with Section 2.03(g). Commencing with the Maturity Date of any tranche of Revolving Credit Commitments, the sublimit for Letters of Credit shall be agreed solely with the L/C Issuer.

(m)    Reporting of Letter of Credit Information and L/C Commitment. At any time that there is an L/C Issuer that is not also the financial institution acting as Administrative Agent, then (a) on the last Business Day of each calendar month, (b) on each date that a Letter of Credit is amended, terminated or otherwise expires, (c) on each date that a Letter of Credit is issued or the expiry date of a Letter of Credit is extended, and (d) upon the request of the Administrative Agent, each L/C Issuer (or, in the case of clauses (b), (c) or (d) of this Section, the applicable L/C Issuer) shall deliver to the Administrative Agent a report setting forth in form and detail reasonably satisfactory to the Administrative Agent information (including, without limitation, any reimbursement, cash collateral, or termination in respect of Letters of Credit issued by such L/C Issuer) with respect to each Letter of Credit issued by such L/C Issuer that is outstanding hereunder. In addition, each L/C Issuer shall provide notice to the Administrative Agent of its L/C Commitment, or any change thereto, promptly upon it becoming an L/C Issuer or making any change to its L/C Commitment. No failure on the part of any L/C Issuer to provide such information pursuant to this Section 2.03(m) shall limit the obligations of any Borrower or any Revolving Credit Lender hereunder with respect to its reimbursement and participation obligations hereunder.

Section 2.04    Swing Line Loans.

(a)    The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees to make loans (each such loan, a “Swing Line Loan”) to the Borrowers from time to time on any Business Day from and including the Closing Date until the Maturity Date for the Revolving Credit Facility in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Pro Rata Share of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Revolving Credit Commitment; provided that (i) after giving effect to any Swing Line Loan, the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Credit Commitment then in effect and (ii) notwithstanding the foregoing, the Swing Line Lender shall not be obligated to make any Swing Line Loans at a time when a Revolving Credit Lender is a Defaulting Lender, unless the Swing Line Lender has entered into arrangements reasonably satisfactory to it and the Borrowers to eliminate the Swing Line Lender’s risk with respect to the Defaulting Lender’s participation in such Swing Line Loans, including by cash collateralizing such Defaulting Lender’s Pro Rata Share of the outstanding amount of Swing Line Loans; provided further that, the Borrowers shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall be a Base Rate Loan. Swing Line Loans shall only be denominated in Dollars. Immediately upon the making of a Swing Line Loan, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Swing Line Loan.

(b)    Borrowing Procedures. Each Swing Line Borrowing shall be made upon the applicable Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 12:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000 or a whole multiple of $100,000 in excess thereof, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the applicable Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Credit Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the applicable Borrower.

(c)    Refinancing of Swing Line Loans.

(i)    The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of each Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Credit Lender make a Base Rate Loan in an amount equal to such Lender’s Pro Rata Share of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the aggregate Revolving Credit Commitments and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Borrowers with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Credit Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Committed Loan Notice available to the Administrative Agent in Same Day Funds for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrowers in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

(ii)    If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Credit Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

(iii)    If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv)    Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, any Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrowers to repay Swing Line Loans, together with interest as provided herein.

(d)    Repayment of Participations.

(i)    At any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender.

(ii)    If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Credit Lender shall pay to the Swing Line Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender.

(e)    Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrowers for interest on the Swing Line Loans. Until each Revolving Credit Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Pro Rata Share of any Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of the Swing Line Lender.

(f)    Payments Directly to Swing Line Lender. The Borrowers shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

(g)    Provisions Related to Extended Revolving Credit Commitments. If the Maturity Date shall have occurred in respect of any tranche of Revolving Credit Commitments (the “Expiring Credit Commitment”) at a time when another tranche or tranches of Revolving Credit Commitments is or are in effect with a longer Maturity Date (each a “Non-Expiring Credit Commitment” and collectively, the “Non-Expiring Credit Commitments”), then with respect to each outstanding Swing Line Loan, if consented to by the Swing Line Lender, on the earliest occurring Maturity Date such Swing Line Loan shall be deemed reallocated to the tranche or tranches of the Non-Expiring Credit Commitments on a pro rata basis; provided that (x) to the extent that the amount of such reallocation would cause the aggregate credit exposure to exceed the aggregate amount of such Non-Expiring Credit Commitments, immediately prior to such reallocation (after giving effect to any repayments of Revolving Credit Loans and any reallocation of Letter of Credit participations as contemplated in Section 2.03(l)) the amount of Swing Line Loans to be reallocated equal to such excess shall be repaid and (y) notwithstanding the foregoing, if a Specified Default has occurred and is continuing, the Borrowers shall still be obligated to pay Swing Line Loans allocated to the Revolving Credit Lenders holding the Expiring Credit Commitments at the Maturity Date of the Expiring Credit Commitment or if the Loans have been accelerated prior to the maturity date of the Expiring Credit Commitment. Commencing with the Maturity Date of any tranche of Revolving Credit Commitments, the sublimit for Swing Line Loans shall be agreed solely with the Swing Line Lender.

Section 2.05    Prepayments.

(a)    Optional.

(i)    Except as otherwise provided below in this Section 2.05(a), the Borrowers may, upon notice from a Borrower to the Administrative Agent, at any time or from time to time voluntarily prepay Term Loans and Revolving Credit Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Administrative Agent not later than 12:00 p.m. (A) three (3) U.S. Government Securities Business Days prior to any date of prepayment of ~~Eurocurrency Rate~~SOFR Loans and (B) on the date of prepayment of Base Rate Loans; (2) any prepayment of ~~Eurocurrency Rate~~SOFR Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof; and (3) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment, the Class(es) and Type(s) of Loans to be prepaid and in the case of a prepayment of Term Loans, the manner in which the Borrowers elect to have such prepayment applied to the remaining repayments thereof; provided that in the event such notice fails to specify the manner in which the respective prepayment of Term Loans shall be applied to repayments thereof required pursuant to Section 2.07(a), such prepayment of Term Loans shall be applied in direct order of maturity to repayments thereof required pursuant to Section 2.07(a). The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment. If such notice is given by a Borrower, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a ~~Eurocurrency Rate~~SOFR Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each prepayment of the Loans pursuant to this Section 2.05(a) shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares.

(ii)    The Borrowers may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 12:00 p.m. on the date of the prepayment, and (2) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess thereof or, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment. If such notice is given by a Borrower, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

(iii)    Notwithstanding anything to the contrary contained in this Agreement, the applicable Borrower may rescind any notice of prepayment under Section 2.05(a)(i) or 2.05(a)(ii) if such prepayment would have resulted from a refinancing in total of a Facility, which refinancing shall not be consummated or shall otherwise be delayed.

(b)    Mandatory.

(i)     ~~Within five (5) Business Days after financial statements have been delivered pursuant to Section 6.01(a) and the related Compliance Certificate has been delivered pursuant to Section 6.02(b), the Borrowers shall cause to be prepaid Term Loans in an aggregate principal amount equal to (A) 50% of Excess Cash Flow, if any, for the fiscal year covered by such financial statements (commencing with the fiscal year ending December 25, 2022) minus (B) the sum of (without duplication) (1) all voluntary prepayments of Term Loans during such fiscal year (excluding any voluntary prepayments of Term Loans made during such fiscal year that reduced the amount required to be prepaid pursuant to this Section 2.05(b)(i) in the prior fiscal year) or after year-end and prior to when such Excess Cash Flow prepayment is due and (2) all voluntary prepayments of Revolving Credit Loans during such fiscal year (excluding any voluntary prepayments of Revolving Credit Loans made during such fiscal year that reduced the amount required to be prepaid pursuant to this Section 2.05(b)(i) in the prior fiscal year) or after year-end and prior to when such Excess Cash Flow prepayment is due to the extent the Revolving Credit Commitments are permanently reduced by the amount of such payments, but in the case of each of the immediately preceding clauses (1) and (2), to the extent such prepayments are funded with Internally Generated Cash; provided that no payment of any Term Loans shall be required under this Section 2.05(b)(i) if the Consolidated Senior Secured Net Leverage Ratio as of the last day of the fiscal year covered by such financial statements was less than or equal to 3.00:1.00.~~[Intentionally Omitted].

(ii)    (A) If (x) the Company or any Subsidiary Disposes of any property or assets (other than any Disposition of any property or assets permitted by Section 7.05(a), (b), (c), (d) (to the extent constituting a Disposition by any Subsidiary to a Loan Party), (e), (g), (h), (i), (j), (l), (n), (o) or (p)) or (y) any Casualty Event occurs, which in the aggregate results in the realization or receipt by the Company or such Subsidiary of Net Cash Proceeds, the Borrowers shall cause to be prepaid on or prior to the date which is ten (10) Business Days after the date of the realization or receipt of such Net Cash Proceeds, Term Loans in an aggregate principal amount equal to 100% of all Net Cash Proceeds received; provided that, if at the time that any such prepayment would be required, any Borrower is required to offer to repurchase Permitted Pari Passu Secured Refinancing Debt (or any Indebtedness pursuant to a Permitted Refinancing in respect thereof that is secured on a pari passu basis with the Obligations) pursuant to the terms of the documentation governing such Indebtedness with such Net Cash Proceeds, (such Permitted Pari Passu Secured Refinancing Debt (or any Indebtedness pursuant to a Permitted Refinancing in respect thereof) required to be offered to be so repurchased, “Other Applicable Indebtedness”), then the Borrowers may apply such Net Cash Proceeds on a pro rata basis (determined on the basis of the aggregate outstanding principal amount of the Term Loans and Other Applicable Indebtedness at such time; provided, further that the portion of such net proceeds allocated to the Other Applicable Indebtedness shall not exceed the amount of such net proceeds required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof, and the remaining amount, if any, of such net proceeds shall be allocated to the Term Loans in accordance with the terms hereof) to the prepayment of the Term Loans and to the repurchase or prepayment of Other Applicable Indebtedness, and the amount of prepayment of the Term Loans that would have otherwise been required pursuant to this Section 2.05(b)(ii)(A) shall be reduced accordingly; provided, further, that to the extent the holders of Other Applicable Indebtedness decline to have such Indebtedness repurchased or prepaid, the declined amount shall promptly (and in any event within ten (10) Business Days after the date of such rejection) be applied to prepay the Term Loans in accordance with the terms hereof; provided, further that no such prepayment shall be required pursuant to this Section 2.05(b)(ii) with respect to such portion of such Net Cash Proceeds that such Borrower shall have, on or prior to such date, given written notice to the Administrative Agent of its intent to reinvest in accordance with Section 2.05(b)(ii)(B) but only so long as such Borrower is not otherwise required to pay (or make an offer to pay) any Other Applicable Indebtedness with such Net Cash Proceeds (which notice may only be provided if no Event of Default has occurred and is then continuing); provided, further that no payment of any Term Loans shall be required under this Section 2.05(b)(ii) if, on the date of such Disposition, the Consolidated Senior Secured Net Leverage Ratio is less than 3.50:1.00 as of the last day of the Test Period most recently ended for which financial statements have been delivered to the Lenders under Section 6.01(a) and (b), after giving effect to any such Disposition on a Pro Forma Basis;

(B)    With respect to any Net Cash Proceeds realized or received with respect to any Disposition (other than any Disposition specifically excluded from the application of Section 2.05(b)(ii)(A)) or any Casualty Event, at the option of the applicable Borrower, such Borrower may reinvest all or any portion of such Net Cash Proceeds in assets useful for its business or its Subsidiaries within (x) twelve (12) months following receipt of such Net Cash Proceeds or (y) if such Borrower enters into a legally binding commitment to reinvest such Net Cash Proceeds within twelve (12) months following receipt thereof, within the later of (a) one hundred and eighty (180) days following the date of such legally binding commitment and (b) twelve (12) months following receipt of such Net Cash Proceeds; provided that (i) so long as an Event of Default shall have occurred and be continuing, such Borrower (x) shall not be permitted to make any such reinvestments (other than pursuant to a legally binding commitment that such Borrower entered into at a time when no Event of Default is continuing) and (y) shall not be required to apply such Net Cash Proceeds which have been previously applied to prepay Revolving Credit Loans to the prepayment of Term Loans until such time as the relevant investment period has expired and no Event of Default is continuing and (ii) if any Net Cash Proceeds are no longer intended to be or cannot be so reinvested (whether because the applicable reinvestment period has expired or otherwise) at any time after delivery of a notice of reinvestment election, an amount equal to any such Net Cash Proceeds shall be applied within five (5) Business Days after such Borrower reasonably determines that such Net Cash Proceeds are no longer intended to be or cannot be so reinvested to the prepayment of the Term Loans as set forth in this Section 2.05.

(iii)    If the Company or any Subsidiary incurs or issues any Indebtedness (x) not expressly permitted to be incurred or issued pursuant to any clause of Section 7.03 or (y) that constitute Credit Agreement Refinancing Indebtedness, the Borrowers shall cause to be prepaid Term Loans in an aggregate principal amount equal to 100% of all Net Cash Proceeds received therefrom on or prior to the date which is five (5) Business Days after the receipt of such Net Cash Proceeds.

(iv)    If for any reason the aggregate Revolving Credit Exposures at any time exceeds the aggregate Revolving Credit Commitments then in effect, the Borrowers shall promptly prepay or cause to be promptly prepaid Revolving Credit Loans and Swing Line Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided that the Borrowers shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b)(iv) unless after the prepayment in full of the Revolving Credit Loans and Swing Line Loans, such aggregate Outstanding Amount exceeds the aggregate Revolving Credit Commitments then in effect.

(v)    If at any time the Consolidated Cash Balance exceeds $225,000,000 for ten consecutive Business Days, then the Borrowers shall, within five Business Days, prepay the outstanding principal amount of any Revolving Credit Loans in an aggregate amount equal to the lesser of (A) the amount sufficient to reduce such excess to zero and (B) the aggregate principal amount of Revolving Credit Loans then outstanding; provided that no such prepayment shall be required at any time after January 1, 2022 when the Total Net Leverage Ratio is less than or equal to 4.00 to 1.00, determined as of the last day of the Test Period most recently ended for which financial statements have been delivered to the Administrative Agent under Section 6.01(a) or (b); provided that, if any such prepayment would result in the prepayment of a ~~Eurocurrency Rate~~SOFR Loan with an Interest Period that ends not more than five Business Days after the required date of prepayment pursuant to this clause (v), then such prepayment shall not be due until the last date of such Interest Period.

(vi)    Each prepayment of Term Loans pursuant to this Section 2.05(b) shall be applied ratably between the Initial Term Loans and (unless otherwise agreed by the applicable Incremental Lenders) any Incremental Term Loans as directed by the Borrower, and in the absence of such direction, to reduce in direct order of maturity the remaining scheduled principal installments of the Initial Term Loans (and, as determined by the Borrowers and the applicable Incremental Lenders, to reduce the remaining scheduled principal installments of any Incremental Term Loans) required pursuant to Section 2.07(a), and shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares; provided that mandatory prepayments (other than mandatory prepayments with proceeds of Credit Agreement Refinancing ~~Debt~~Indebtedness) may not be directed to a later maturing Class of Term Loans without at least a pro rata repayment of any related earlier maturing Classes. Any prepayment of a ~~Eurocurrency Rate~~SOFR Loan pursuant to this Section 2.05(b) shall be accompanied by all accrued interest thereon.

(vii)    Notwithstanding any other provisions of this Section 2.05, (i) to the extent that any of or all the Net Cash Proceeds of any Disposition by a Foreign Subsidiary (“Foreign Disposition”)~~,~~ or the Net Cash Proceeds of any Casualty Event from a Foreign Subsidiary (a “Foreign Casualty Event”) ~~or Excess Cash Flow attributable to Foreign Subsidiaries~~ are prohibited or delayed by applicable local law from being repatriated to the United States, the portion of such Net Cash Proceeds ~~or Excess Cash Flow~~ so affected will not be required to be applied to repay Term Loans at the times provided in this Section 2.05(b) but may be retained by the applicable Foreign Subsidiary so long, but only so long, as the applicable local law will not permit repatriation to the United States (each Borrower hereby agreeing to use commercially reasonable efforts to cause the applicable Foreign Subsidiary to promptly take all actions reasonably required by the applicable local law to permit such repatriation), and once such repatriation of any of such affected Net Cash Proceeds ~~or Excess Cash Flow~~ is permitted under the applicable local law, such repatriation will be promptly effected and an amount equal to such repatriated Net Cash Proceeds ~~or Excess Cash Flow~~ will be promptly (and in any event not later than two (2) Business Days after such repatriation) applied (net of additional taxes payable or reserved against as a result thereof) to the repayment of the Term Loans pursuant to this Section 2.05(b) to the extent provided herein and (ii) to the extent that the Borrowers have determined in good faith that repatriation of any of or all the Net Cash Proceeds of any Foreign Disposition or any Foreign Casualty Event ~~or Excess Cash Flow attributable to Foreign Subsidiaries~~ would have material adverse tax consequences with respect to such Net Cash Proceeds ~~or Excess Cash Flow~~, such Net Cash Proceeds ~~or Excess Cash Flow~~ so affected will not be required to be applied to repay Term Loans at the times provided in this Section 2.05(b) but may be retained by the applicable Foreign Subsidiary until such time as it may repatriate such amount without incurring such material adverse tax consequences (at which time such amount shall be repatriated to the Borrowers and applied to repay the Term Loans).

(c)    Funding Losses, Etc. All prepayments under this Section 2.05 shall be made together with, in the case of any such prepayment of a ~~Eurocurrency Rate~~SOFR Loan on a date prior to the last day of an Interest Period therefor, any amounts owing in respect of such ~~Eurocurrency Rate~~SOFR Loan pursuant to Section 3.05. Notwithstanding any of the other provisions of Section 2.05(b), so long as no Event of Default shall have occurred and be continuing, if any prepayment of ~~Eurocurrency Rate~~SOFR Loans is required to be made under Section 2.05(b) (but excluding prepayments required under clause (iv) and (v) of Section 2.05(b)), prior to the last day of the Interest Period therefor, in lieu of making any payment pursuant to Section 2.05(b) in respect of any such ~~Eurocurrency Rate~~SOFR Loan prior to the last day of the Interest Period therefor, the Borrowers may, in their sole discretion, deposit the amount of any such prepayment otherwise required to be made thereunder into a Cash Collateral Account until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from any Borrower or any other Loan Party) to apply such amount to the prepayment of such Loans in accordance with Section 2.05(b). Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall also be authorized (without any further action by or notice to or from any Borrower or any other Loan Party) to apply such amount to the prepayment of the outstanding Loans in accordance with Section 2.05(b) and the Borrowers shall be responsible for any amounts owing in respect of any ~~Eurocurrency Rate~~SOFR Loan pursuant to Section 3.05.

Section 2.06    Termination or Reduction of Commitments.

(a)    Optional. The Company may, upon written notice to the Administrative Agent, terminate the unused Commitments of any Class, or from time to time permanently reduce the unused Commitments of any Class; provided that (i) any such notice shall be received by the Administrative Agent at least three (3) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $500,000 or any whole multiple of $100,000 in excess thereof and (iii) if, after giving effect to any reduction of the Revolving Credit Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Revolving Credit Facility, such sublimit shall be automatically reduced by the amount of such excess. The amount of any such Revolving Credit Commitment reduction shall not be applied to the Letter of Credit Sublimit or the Swing Line Sublimit unless otherwise specified by the Company or as otherwise provided in the immediately preceding sentence. Notwithstanding the foregoing, the Company may rescind or postpone any notice of termination of the Commitments if such termination would have resulted from a refinancing in total of a Facility, which refinancing shall not be consummated or otherwise shall be delayed.

(b)    Mandatory. The Term Commitment of each Term Lender shall be automatically and permanently reduced to $0 upon the making of such Term Lender’s Term Loans pursuant to Section 2.01(a). The Revolving Credit Commitment of each Revolving Credit Lender shall automatically and permanently terminate on the Maturity Date for the Revolving Credit Facility; provided that (x) the foregoing shall not release any Revolving Credit Lender from any liability it may have for its failure to fund Revolving Credit Loans, L/C Advances or participations in Swing Line Loans that were required to be funded by it on or prior to such Maturity Date and (y) the foregoing will not release any Revolving Credit Lender from any obligation to fund its portion of L/C Advances or participations in Swing Line Loans with respect to Letters of Credit issued or Swing Line Loans made prior to such Maturity Date.

(c)    Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Lenders of any termination or reduction of unused portions of the Letter of Credit Sublimit, the Swing Line Sublimit or the unused Commitments of any Class under this Section 2.06. Upon any reduction of unused Commitments of any Class, the Commitment of each Lender of such Class shall be reduced by such Lender’s Pro Rata Share of the amount by which such Commitments are reduced (other than the termination of the Commitment of any Lender as provided in Section 3.07). All commitment fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination.

Section 2.07    Repayment of Loans.

~~(a)    Term Loan.~~

~~(i)    The Borrowers shall repay to the Administrative Agent for the ratable account of the Term Lenders (A) in consecutive quarterly installments on the last day of each fiscal quarter of the Company, commencing with September 26, 2021, the aggregate outstanding principal amount of the Term Loan as set forth below (which payments shall~~

~~be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05):~~

~~FISCAL YEAR~~	~~PAYMENT DATE~~	~~PRINCIPAL INSTALLMENT ($)~~
~~2021~~	~~September 26, 2021~~	~~$~~	~~2,500,000~~
	~~December 26, 2021~~	~~$~~	~~2,500,000~~
~~2022~~	~~March 27, 2022~~	~~$~~	~~2,500,000~~
	~~June 26, 2022~~	~~$~~	~~2,500,000~~
	~~September 25, 2022~~	~~$~~	~~2,500,000~~
	~~December 25, 2022~~	~~$~~	~~2,500,000~~
~~2023~~	~~March 26, 2023~~	~~$~~	~~2,500,000~~
	~~June 25, 2023~~	~~$~~	~~2,500,000~~
	~~September 24, 2023~~	~~$~~	~~2,500,000~~
	~~December 31, 2023~~	~~$~~	~~2,500,000~~
~~2024~~	~~March 31, 2024~~	~~$~~	~~2,500,000~~
	~~June 30, 2024~~	~~$~~	~~2,500,000~~
	~~September 29, 2024~~	~~$~~	~~3,750,000~~
	~~December 29, 2024~~	~~$~~	~~3,750,000~~
~~2025~~	~~March 30, 2025~~	~~$~~	~~3,750,000~~
	~~June 29, 2025~~	~~$~~	~~3,750,000~~
	~~September 28, 2025~~	~~$~~	~~5,000,000~~
	~~December 28, 2025~~	~~$~~	~~5,000,000~~
~~2026~~	~~Maturity Date for Term Loans~~		~~The aggregate outstanding principal amount of all Term Loans~~

~~and (B) on the Maturity Date for the Term Loans, the aggregate principal amount of all Term Loans outstanding on such date.~~

~~(ii)    The amount of any such payment set forth in clause (i) above shall be adjusted to account for the addition of any Incremental Term Loans, Extended Term Loans or Other Term Loans to contemplate (A) the reduction in the aggregate principal amount of any Term Loans that were paid down in connection with the incurrence of such Incremental Term Loans, Extended Term Loans or Other Term Loans, and (B) any increase to payments to the extent and as required pursuant to the terms of any applicable Incremental Amendment, Extension Amendment or Refinancing Amendment.~~

(a)     [Intentionally Omitted].

(b)    Revolving Credit Loans. The Borrowers shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders on the Maturity Date for the Revolving Credit Facility the aggregate principal amount of all of their Revolving Credit Loans outstanding on such date.

(c)    Swing Line Loans. The Borrowers shall repay their Swing Line Loans on the earlier to occur of (i) the date five (5) Business Days after such Swing Line Loan is made and (ii) the Maturity Date for the Revolving Credit Facility.

Section 2.08    Interest. (a) Subject to the provisions of Section 2.08(b), (i) each ~~Eurocurrency Rate~~SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to ~~the Eurocurrency Rate~~Adjusted Term SOFR for such Interest Period plus the Applicable Rate; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for Revolving Credit Loans.

(b)    The Borrowers shall pay interest on past due amounts hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c)    Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

(d)    All computations of interest hereunder shall be made in accordance with Section 2.10.

(e)    In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrowers and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR.

Section 2.09     Fees. In addition to certain fees described in Sections 2.03(h) and (i):

(a)    Commitment Fee. The Borrowers shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Pro Rata Share, a commitment fee equal to the Applicable Rate with respect to commitment fees times the actual daily amount by which the aggregate Revolving Credit Commitment exceeds the sum of (A) Outstanding Amount of Revolving Credit Loans (for the avoidance of doubt, excluding any Swing Line Loans) and (B) the Outstanding Amount of L/C Obligations; provided that any commitment fee accrued with respect to any of the Revolving Credit Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrowers so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by the Borrowers prior to such time; and provided, further, that no commitment fee shall accrue on any of the Revolving Credit Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. The commitment fee shall accrue at all times from the Closing Date until the Maturity Date for the Revolving Credit Facility, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date for the Revolving Credit Facility. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(b)    Other Fees. The Borrower shall pay to the Agents such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as expressly agreed between the Borrowers and the applicable Agent).

Section 2.10    Computation of Interest and Fees. All computations of interest for Base Rate Loans when the Base Rate is determined by the Administrative Agent’s “prime rate” shall be made on the basis of a year of three hundred and sixty-five (365) days (or three hundred and sixty six (366) days, as the case may be) and actual days elapsed. All other computations of fees and interest shall be made on the basis of a three hundred and sixty (360) day year and actual days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one (1) day. In computing interest on any Loan, the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a ~~Eurocurrency Rate~~SOFR Loan, the date of conversion of such ~~Eurocurrency Rate~~SOFR Loan to such Base Rate Loan, as the case may be, shall be included, and the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a ~~Eurocurrency Rate~~SOFR Loan, the date of conversion of such Base Rate Loan to such ~~Eurocurrency Rate~~SOFR Loan, as the case may be, shall be excluded. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

Section 2.11    Evidence of Indebtedness. (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and evidenced by one or more entries in the Register maintained by the Administrative Agent, acting solely for purposes of Treasury Regulation Section 5f.103-1(c), as agent for each Borrower, in each case in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be prima facie evidence absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of each Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, each Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note payable to such Lender, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(b)    In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records and, in the case of the Administrative Agent, entries in the Register in accordance with the provisions of Section 10.07(d), evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent in the Register and the accounts and records of any Lender in respect of such matters, the Register shall control in the absence of manifest error.

(c)    Entries made in good faith by the Administrative Agent in the Register, and by each Lender in its account or accounts pursuant to Sections 2.11(a) and (b), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrowers to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement and the other Loan Documents, absent manifest error; provided that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrowers under this Agreement and the other Loan Documents.

Section 2.12    Payments Generally. (a) All payments to be made by the Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

(b)    If any payment to be made by the Borrowers shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be; provided that, if such extension would cause payment of interest on or principal of ~~Eurocurrency Rate~~SOFR Loans to be made in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day.

(c)    Unless the Company or any Lender has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrowers or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrowers or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in Same Day Funds, then:

(i)    if the Borrowers failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in Same Day Funds at the Federal Funds Rate from time to time in effect; and

(ii)    if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in Same Day Funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrowers to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at a rate per annum equal to the applicable Federal Funds Rate from time to time in effect. When such Lender makes payment to the Administrative Agent (together with all accrued interest thereon), then such payment amount (excluding the amount of any interest which may have accrued and been paid in respect of such late payment) shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrowers, and the Borrowers shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or any Borrower may have against any Lender as a result of any default by such Lender hereunder.

A notice of the Administrative Agent to any Lender or any Borrower with respect to any amount owing under this Section 2.12(c) shall be conclusive, absent manifest error.

(d)    If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrowers by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall promptly return such funds (in like funds as received from such Lender) to such Lender, without interest.

(e)    The obligations of the Lenders hereunder to make Loans and to fund participations in Letters of Credit and Swing Line Loans are several and not joint. The failure of any Lender to make any Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation.

(f)    Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(g)    Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Administrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order of priority set forth in Section 8.04. If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s Pro Rata Share of the sum of (a) the Outstanding Amount of all Loans outstanding at such time and (b) the Outstanding Amount of all L/C Obligations outstanding at such time, in repayment or prepayment of such of the outstanding Loans or other Obligations then owing to such Lender.

(h)    The Borrowers shall be jointly and severally liable for the Obligations. The obligations of each Borrower hereunder are independent of the obligations of any other Borrower and a separate action or actions may be brought and prosecuted against each Borrower whether or not action is brought against any other Borrower and whether or not any other Borrower be joined in any such action or actions. The Administrative Agent and the other Secured Parties may in accordance with the terms of the Loan Documents, at their election, exercise any right or remedy available to them against any Borrower, without affecting or impairing in any way the liability of any other Borrower hereunder except to the extent the Obligations have been indefeasibly paid in full in cash. To the fullest extent permitted by applicable Law, each Borrower waives any defense arising out of any such election even though such election operates, pursuant to applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Borrower against the other Borrower.

Section 2.13    Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it, or the participations in L/C Obligations and Swing Line Loans held by it, any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or such participations, as the case may be, pro rata with each of them; provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. For the avoidance of doubt, the provisions of this paragraph shall not be construed to apply to (A) any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement as in effect from time to time (including the application of funds arising from the existence of a Defaulting Lender) or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant permitted hereunder. The Borrowers agree that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by applicable Law, exercise all its rights of payment (including the right of setoff, but subject to Section 10.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.13 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.13 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

Section 2.14    Extension of Term Loans; Extension of Revolving Credit Loans.

(a)     Extension of Term Loans. The Borrowers may at any time and from time to time request that all or a portion of the Term Loans of a given Class (each, an “Existing Term Loan Tranche”) be amended to extend the scheduled Maturity Date(s) with respect to all or a portion of any principal amount of such Term Loans (any such Term Loans which have been so amended, “Extended Term Loans” and the Term Commitments relating thereto, the “Extended Term Loan Commitments”) and to provide for other terms consistent with this Section 2.14. In order to establish any Extended Term Loans, the Company shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders under the applicable Existing Term Loan Tranche) (each, a “Term Loan Extension Request”) setting forth the proposed terms of the Extended Term Loans to be established, which shall (x) be identical as offered to each Lender under such Existing Term Loan Tranche (including as to the proposed interest rates and fees payable, but excluding any arrangement, structuring or other fees payable in connection therewith that are not generally shared with all relevant Lenders) and offered pro rata to each Lender under such Existing Term Loan Tranche and (y) be identical to the Term Loans under the Existing Term Loan Tranche from which such Extended Term Loans are intended to be amended, except that: (i) all or any of the scheduled amortization payments of principal of the Extended Term Loans may be delayed to later dates than the scheduled amortization payments of principal of the Term Loans of such Existing Term Loan Tranche, to the extent provided in the applicable Extension Amendment; provided, however, that at no time shall there be Classes of Term Loans hereunder (including Other Term Loans, Incremental Term Loans and Extended Term Loans) which have more than three (3) different Maturity Dates (unless otherwise consented to by the Administrative Agent); (ii) the All-In Yield with respect to the Extended Term Loans (whether in the form of interest rate margin, upfront fees, original issue discount or otherwise) may be different from the All-In Yield for the Term Loans of such Existing Term Loan Tranche, in each case, to the extent provided in the applicable Extension Amendment; (iii) the Extension Amendment may provide for other covenants and terms that apply solely to any period after the Latest Maturity Date that is in effect on the effective date of the Extension Amendment (immediately prior to the establishment of such Extended Term Loans); and (iv) Extended Term Loans may have call protection as may be agreed by the Borrowers and the Lenders thereof; provided that no Extended Term Loans may be optionally prepaid prior to the date on which all Term Loans with an earlier final stated maturity (including Term Loans under the Existing Term Loan Tranche from which they were amended) are repaid in full, unless such optional prepayment of principal is accompanied by a pro rata optional prepayment of such other Term Loans; provided, however, that (A) no Default shall have occurred and be continuing at the time a Term Loan Extension Request is delivered to Lenders, (B) in no event shall the Maturity Date of any Extended Term Loans of a given Term Loan Extension Series at the time of establishment thereof be earlier than the then Latest Maturity Date of any other Term Loans hereunder, (C) the Weighted Average Life to Maturity of any Extended Term Loans of a given Term Loan Extension Series at the time of establishment thereof shall be no shorter than the remaining Weighted Average Life to Maturity of any Existing Term Loan Tranche (as originally in effect prior to any amortization or prepayments thereto), (D) any such Extended Term Loans (and the Liens securing the same) shall be permitted by the terms of the First Lien Intercreditor Agreement (to the extent any First Lien Intercreditor Agreement is then in effect), (E) all documentation in respect of such Extension Amendment shall be consistent with the foregoing and (F) any Extended Term Loans may participate on a pro rata basis or less than a pro rata basis (but not greater than a pro rata basis) in any voluntary or mandatory repayments or prepayments of principal hereunder, in each case as specified in the respective Term Loan Extension Request. Any Extended Term Loans amended pursuant to any Term Loan Extension Request shall be designated a series (each, a “Term Loan Extension Series”) of Extended Term Loans for all purposes of this Agreement; provided that any Extended Term Loans amended from an Existing Term Loan Tranche may, to the extent provided in the applicable Extension Amendment, be designated as an increase in any previously established Term Loan Extension Series with respect to such Existing Term Loan Tranche (in which case scheduled amortization with respect thereto shall be proportionately increased). Each request for a Term Loan Extension Series of Extended Term Loans proposed to be incurred under this Section 2.14 shall be in an aggregate principal amount that is not less than $25,000,000 (it being understood that the actual principal amount thereof provided by the applicable Lenders may be lower than such minimum amount).

(b)    Extension of Revolving Credit Commitments. The Borrowers may, at any time and from time to time request that all or a portion of the Revolving Credit Commitments (and related Revolving Credit Loans and other related extensions of credit) of a given Class (each, an “Existing Revolver Tranche”) be amended to extend the scheduled Maturity Date(s) with respect to all or a portion of such Revolving Credit Commitments (any such Revolving Credit Commitments which have been so amended, “Extended Revolving Credit Commitments” and the revolving loans thereunder, “Extended Revolving Credit Loans”) and to provide for other terms consistent with this Section 2.14. In order to establish any Extended Revolving Credit Commitments, the Company shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders under the applicable Existing Revolver Tranche) (each, a “Revolver Extension Request”) setting forth the proposed terms of the Extended Revolving Credit Commitments to be established, which shall (x) be identical as offered to each Lender under such Existing Revolver Tranche (including as to the proposed interest rates and fees payable, but excluding any arrangement, structuring or other fees payable in connection therewith that are not generally shared with all relevant Lenders) and offered pro rata to each Lender under such Existing Revolver Tranche and (y) be identical to the Revolving Credit Commitments under the Existing Revolver Tranche from which such Extended Revolving Credit Commitments are to be amended, except that: (i) the Maturity Date of the Extended Revolving Credit Commitments may be delayed to a later date than the Maturity Date of the Revolving Credit Commitments of such Existing Revolver Tranche, to the extent provided in the applicable Extension Amendment; provided, however, that at no time shall there be Classes of Revolving Credit Commitments hereunder (including Other Revolving Credit Commitments and Extended Revolving Credit Commitments) which have more than three (3) different Maturity Dates (unless otherwise consented to by the Administrative Agent); (ii) the All-In Yield with respect to extensions of credit under the Extended Revolving Credit Commitments (whether in the form of interest rate margin, upfront fees or otherwise) may be different than the All-In Yield for extensions of credit under the Revolving Credit Commitments of such Existing Revolver Tranche, in each case, to the extent provided in the applicable Extension Amendment; (iii) the Extension Amendment may provide for other covenants and terms that apply solely to any period after the Latest Maturity Date that is in effect on the effective date of the Extension Amendment (immediately prior to the establishment of such Extended Revolving Credit Commitments); and (iv) all borrowings under the applicable Revolving Credit Commitments (i.e., the Existing Revolver Tranche and the Extended Revolving Credit Commitments of the applicable Revolver Extension Series) and repayments and commitment reductions thereunder shall be made on a pro rata basis (except for (I) payments of interest and fees at different rates on Extended Revolving Credit Commitments (and related outstandings) and (II) repayments and commitment reductions required upon the Maturity Date of the non-extending Revolving Credit Commitments) and all Swing Line Loans and Letters of Credit shall be participated on a pro rata basis by all Lenders with Revolving Credit Commitments (subject to the provisions of Sections 2.03(l) and 2.04(g)); provided, further, that (A) no Default shall have occurred and be continuing at the time a Revolver Extension Request is delivered to Lenders, (B) in no event shall the Maturity Date of any Extended Revolving Credit Commitments of a given Revolver Extension Series at the time of establishment thereof be earlier than the then Latest Maturity Date of any other Revolving Credit Commitments hereunder, (C) any such Extended Revolving Credit Commitments (and the Liens securing the same) shall be permitted by the terms of the First Lien Intercreditor Agreement (to the extent any First Lien Intercreditor Agreement is then in effect) and (D) all documentation in respect of such Extension Amendment shall be consistent with the foregoing. Any Extended Revolving Credit Commitments amended pursuant to any Revolver Extension Request shall be designated a series (each, a “Revolver Extension Series”) of Extended Revolving Credit Commitments for all purposes of this Agreement; provided that any Extended Revolving Credit Commitments amended from an Existing Revolver Tranche may, to the extent provided in the applicable Extension Amendment, be designated as an increase in any previously established Revolver Extension Series with respect to such Existing Revolver Tranche. Each Revolver Extension Series of Extended Revolving Credit Commitments incurred under this Section 2.14 shall be in an aggregate amount that is not less than $25,000,000.

(c)    Extension Request. The Company shall provide the applicable Extension Request at least five (5) Business Days prior to the date on which Lenders under the Existing Term Loan Tranche or Existing Revolver Tranche, as applicable, are requested to respond, and shall agree to such procedures, if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.14. No Lender shall have any obligation to agree to have any of its Term Loans of any Existing Term Loan Tranche amended into Extended Term Loans or any of its Revolving Credit Commitments amended into Extended Revolving Credit Commitments, as applicable, pursuant to any Extension Request. Any Lender holding a Loan under an Existing Term Loan Tranche wishing to have all or a portion of its Term Loans under the Existing Term Loan Tranche subject to such Extension Request amended into Extended Term Loans (each, an “Extending Term Lender”) and any Revolving Credit Lender wishing to have all or a portion of its Revolving Credit Commitments under the Existing Revolver Tranche subject to such Extension Request amended into Extended Revolving Credit Commitments (each, an “Extending Revolving Credit Lender”), as applicable, shall notify the Administrative Agent (each, an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Term Loans under the Existing Term Loan Tranche or Revolving Credit Commitments under the Existing Revolver Tranche, as applicable, which it has elected to request be amended into Extended Term Loans or Extended Revolving Credit Commitments, as applicable (subject to any minimum denomination requirements imposed by the Administrative Agent). In the event that the aggregate principal amount of Term Loans under the Existing Term Loan Tranche or Revolving Credit Commitments under the Existing Revolver Tranche, as applicable, in respect of which applicable Term Lenders or Revolving Credit Lenders, as the case may be, shall have accepted the relevant Extension Request exceeds the amount of Extended Term Loans or Extended Revolving Credit Commitments, as applicable, requested to be extended pursuant to the Extension Request, Term Loans or Revolving Credit Commitments, as applicable, subject to Extension Elections shall be amended to Extended Term Loans or Revolving Credit Commitments, as applicable, on a pro rata basis (subject to rounding by the Administrative Agent, which shall be conclusive) based on the aggregate principal amount of Term Loans or Revolving Credit Commitments, as applicable, included in each such Extension Election.

(d)    Extension Amendment. Extended Term Loans and Extended Revolving Credit Commitments shall be established pursuant to one or more amendments (each, an “Extension Amendment”) to this Agreement among each Borrower, the other Loan Parties, the Administrative Agent and each Extending Term Lender or Extending Revolving Credit Lender, as applicable, providing an Extended Term Loan or Extended Revolving Credit Commitment, as applicable, thereunder, which shall be consistent with the provisions set forth in Sections 2.14(a) or (b) above, respectively (but which shall not require the consent of any other Lender) and otherwise reasonably satisfactory to the Administrative Agent. The Commitments to provide Extended Term Loans or Extended Revolving Credit Commitments, as applicable, shall become effective on the date specified in the applicable Extension Amendment, subject to the satisfaction of each of the conditions set forth in Section 4.02 (which, for the avoidance of doubt, shall not require compliance with the Financial Covenant for any Extended Term Loans) and such other conditions as may be specified in the applicable Extension Amendment and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of (i) legal opinions, board resolutions and officers’ certificates consistent with those delivered on the Closing Date (conformed as appropriate) other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent and (ii) reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Administrative Agent in order to ensure that the Extended Term Loans or Extended Revolving Credit Commitments, as applicable, are provided with the benefit of the applicable Loan Documents. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Extension Amendment. Each of the parties hereto hereby (A) agrees that this Agreement and the other Loan Documents may be amended pursuant to an Extension Amendment, without the consent of any other Lenders, to the extent (but only to the extent)

necessary to (i) reflect the existence and terms of the Extended Term Loans or Extended Revolving Credit Commitments, as applicable, incurred pursuant thereto, (ii) modify the scheduled repayments set forth in Section 2.07 with respect to any Existing Term Loan Tranche subject to an Extension Election to reflect a reduction in the principal amount of the Term Loans thereunder in an amount equal to the aggregate principal amount of the Extended Term Loans amended pursuant to the applicable Extension (with such amount to be applied ratably to reduce scheduled repayments of such Term Loans required pursuant to Section 2.07), (iii) modify the prepayments set forth in Section 2.05 to reflect the existence of the Extended Term Loans and the application of prepayments with respect thereto and (iv) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrowers, to effect the provisions of this Section 2.14, and the Required Lenders (by executing and delivering the Extension Amendment and thereby binding themselves and all successors and assigns) hereby expressly and irrevocably, for the benefit of all parties hereto, authorize the Administrative Agent to enter into any such Extension Amendment and (B) consent to the transactions contemplated by this Section 2.14 (including, for the avoidance of doubt, payment of interest, fees or premiums in respect of any Extended Term Loans or Extended Revolving Credit Commitments on such terms as may be set forth in the relevant Extension Amendment).

(e)    No Prepayment. No conversion or extension of Loans or Commitments pursuant to any Extension Amendment in accordance with this Section 2.14 shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement.

Section 2.15    Incremental Borrowings.

(a)    Incremental Commitments. The Company may at any time or from time to time after the Closing Date, by notice to the Administrative Agent (an “Incremental Loan Request”), request (A) one or more new commitments which may be of the same Class as any outstanding Term Loans (a “Term Loan Increase”) or a new Class of term loans (collectively with any Term Loan Increase, the “Incremental Term Commitments”) and/or (B) one or more increases in the amount of the Revolving Credit Commitments (a “Revolving Commitment Increase”, and collectively with any Incremental Term Commitments, the “Incremental Commitments”), whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders.

(b)    Incremental Loans. Any Incremental Term Loans effected through the establishment of one or more new Term Loans made on an Incremental Facility Closing Date shall be designated a separate Class of Incremental Term Loans for all purposes of this Agreement. On any Incremental Facility Closing Date on which any Incremental Term Commitments of any Class are effected (including through any Term Loan Increase), subject to the satisfaction of the terms and conditions in this Section 2.15, (i) each Incremental Term Lender of such Class shall make a Loan to the Borrowers (an “Incremental Term Loan”) in an amount equal to its Incremental Term Commitment of such Class and (ii) each Incremental Term Lender of such Class shall become a Lender hereunder with respect to the Incremental Term Commitment of such Class and the Incremental Term Loans of such Class made pursuant thereto. On any Incremental Facility Closing Date on which any Revolving Commitment Increase is effected, subject to the satisfaction of the terms and conditions in this Section 2.15, (i) each Incremental Revolving Credit Lender shall make its Revolving Credit Commitment available to the Borrowers and (ii) each Incremental Revolving Credit Lender shall become a Lender hereunder with respect to its portion of the Revolving Commitment Increase. Notwithstanding the foregoing, Incremental Term Loans may have identical terms to any of the Term Loans and be treated as the same Class as any of such Term Loans.

(c)    Incremental Loan Request. Each Incremental Loan Request from the Company pursuant to this Section 2.15 shall set forth the requested amount and proposed terms of the relevant Incremental Term Loans or Revolving Commitment Increase. Incremental Term Loans may be made, and Revolving Commitment Increases may be provided, by any existing Lender (but no existing Lender will have an obligation to make any Incremental Commitment, nor will the Borrowers have any obligation to approach any existing Lenders to provide any Incremental Commitment) or by any other bank or other financial institution or other institutional lenders (any such other bank, other financial institution or other institutional lenders being called an “Additional Lender”) (each such existing Lender or Additional Lender providing such Commitment or Loan, an “Incremental Revolving Credit Lender” or “Incremental Term Lender,” as applicable, and, collectively, the “Incremental Lenders”); provided that the Administrative Agent, each Swing Line Lender and each L/C Issuer shall have consented (not to be unreasonably withheld or delayed) to such Additional Lender’s making such Incremental Term Loans or providing such Revolving Commitment Increase to the extent such consent, if any, would be required under Section 10.07(b) for an assignment of Loans or Revolving Credit Commitments, as applicable, to such Additional Lender.

(d)    Effectiveness of Incremental Amendment. The effectiveness of any Incremental Amendment, and the Incremental Commitments thereunder, shall be subject to the satisfaction on the date thereof (the “Incremental Facility Closing Date”) of each of the following conditions, which in the case of an Incremental Term Loan to be used to finance a Limited Condition Acquisition, shall be subject to Section 1.12:

(i)    no Default or Event of Default shall exist after giving effect to such Incremental Commitments;

(ii)    the representations and warranties of each Loan Party set forth in Article V and in each other Loan Document shall be true and correct in all material respects on and as of the Incremental Facility Closing Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(iii)    each Incremental Term Commitment shall be in an aggregate principal amount that is not less than $25,000,000 and shall be in an increment of $1,000,000 (provided that such amount may be less than $25,000,000 if such amount represents all remaining availability under the limit set forth in the next sentence) and each Revolving Commitment Increase shall be in an aggregate principal amount that is not less than $10,000,000 and shall be in an increment of $1,000,000 (provided that such amount may be less than $10,000,000 if such amount represents all remaining availability under the limit set forth in the next sentence);

(iv)    the aggregate principal amount of the Incremental Term Loans and the Revolving Commitment Increases (together with the aggregate amount of Incremental Equivalent Debt incurred pursuant to Section 7.03(s)) incurred after the Closing Date shall not exceed (A) $425,000,000 in the aggregate pursuant to this clause (A) or (B) at its option, up to an amount of Incremental Term Loans or Revolving Commitment Increases (and Incremental Equivalent Debt) so long as the Consolidated Senior Secured Net Leverage Ratio is no more than 3.00:1.00 as of the last day of the Test Period most recently ended for which financial statements have been delivered to the Lenders under Section 6.01(a) and (b), after giving effect to any such incurrence on a Pro Forma Basis (but without giving effect to any use of the proceeds thereof to repay or prepay any revolving Indebtedness, including under the Revolving Credit Facility), and, in each case, with respect to any Revolving Commitment Increase, assuming a borrowing of the maximum amount of Loans available thereunder (such amounts under this clause (A) and (B), the “Available Incremental Amount”);

(v)    (A) to the extent reasonably requested by the Administrative Agent, the receipt by the Administrative Agent of (i) legal opinions, board resolutions and officers’ certificates consistent with those delivered on the Closing Date (conformed as appropriate) (other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent) and (ii) reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Administrative Agent in order to ensure that the Incremental Term Loans or Incremental Commitments, as applicable, are provided with the benefit of the applicable Loan Documents, and (B) to the extent provided in the applicable Incremental Amendment, such other conditions as the Borrowers and the Lenders providing such Incremental Commitments may agree; and

(vi)    the Company and its Subsidiaries shall be in Pro Forma Compliance with the Financial Covenant after giving effect to such Incremental Commitments.

(e)    Required Terms. The terms, provisions and documentation of the Incremental Term Loans and Incremental Term Commitments of any Class shall be as agreed between the Borrowers and the applicable Incremental Lenders providing such Incremental Commitments, and except as otherwise set forth herein, to the extent not identical to the Term Loans, each existing on the Incremental Facility Closing Date, shall be consistent with clauses (i) through (iii) below, as applicable, and otherwise as reasonably satisfactory to Administrative Agent (but in no event shall any such Incremental Facility have covenants and defaults materially more restrictive (taken as a whole) than those under this Agreement except for covenants and defaults applicable only to periods after the Latest Maturity Date at the time of such Incremental Facility Closing Date); provided that in the case of a Term Loan Increase, the terms, provisions and documentation shall be identical (other than with respect to upfront fees, original issue discount or similar fees) to the applicable Term Loans being increased, as existing on the Incremental Facility Closing Date. In any event:

(i)    the Incremental Term Loans:

(A)    shall rank (I) pari passu in right of payment and (II) pari passu in right of security with the Revolving Credit Loans and the Term Loans,

(B)    as of the Incremental Facility Closing Date, shall not have a Maturity Date earlier than the Maturity Date with respect to the Term Loans (prior to giving effect to any extensions thereof occurring after the Maturity Date),

(C)    shall have an amortization schedule as determined by the Borrowers and the applicable new Lenders, provided that, as of the Incremental Facility Closing Date, such Incremental Term Loans shall have a Weighted Average Life to Maturity not shorter than the remaining Weighted Average Life to Maturity of the Term Loans (as originally in effect prior to any amortization or prepayments thereto) on the date of incurrence of such Incremental Term Loans,

(D)    shall have, subject to clause (e)(iii) below, an Applicable Rate and, subject to clauses (e)(i)(B) and (e)(i)(C) above, amortization determined by the Borrowers and the applicable Incremental Term Lenders,

(E)    shall have fees determined by the Borrowers and the applicable Incremental Term Loan arranger(s),

(F)    with respect to any Incremental Term Loans structured as term B loans, may include such “most favored nation” pricing protections and a lower minimum assignment amount than is required under Section 10.07(b)(ii)(A), as determined by the Borrowers and the applicable Lenders,

(G)    may participate on a pro rata basis or less than pro rata basis (but not on a greater than pro rata basis) in any voluntary or mandatory prepayments of principal of Term Loans hereunder, as specified in the applicable Incremental Amendment, including, for the avoidance of doubt, on a less than pro rata basis permitting the Borrowers to repay any earlier maturing Term Loans prior to the repayment of the applicable Incremental Term Loans, and

(H)    may not be (x) secured by any assets other than Collateral or (y) guaranteed by any Person other than a Guarantor;

(ii)    the terms, provisions and documentation of any Revolving Commitment Increase shall be identical to the Revolving Credit Commitments being increased, as existing on the Incremental Facility Closing Date; provided that the Borrowers and the applicable new Lenders may agree to higher interest rates, upfront fees and ~~Eurocurrency Rate~~Adjusted Term SOFR or Base Rate floors in each applicable Incremental Amendment if the interest rate margins, upfront fees and ~~Eurocurrency Rate~~Adjusted Term SOFR or Base Rate floors with respect to the existing Revolving Credit Commitments are increased so as to cause the then applicable interest rate, upfront fees, and ~~Eurocurrency Rate~~Adjusted Term SOFR or Base Rate floors under this Agreement on such Revolving Credit Commitments to equal the interest rate, upfront fees, and ~~Eurocurrency Rate~~Adjusted Term SOFR or Base Rate floors then applicable to the Revolving Commitment Increase; and

(iii)    the All-In Yield applicable to the Incremental Term Loans of each Class shall be determined by the Borrowers and the applicable new Lenders and shall be set forth in each applicable Incremental Amendment; provided, however, that the All-In Yield applicable to any Incremental Term Loans that are structured as term A loans (each, an “Incremental Term A Loan”) shall not be greater than the applicable All-In Yield payable pursuant to the terms of this Agreement as amended through the date of such calculation with respect to the Initial Term Loan plus 50 basis points per annum unless, (x) if the Incremental Amendment provides for a new Class of Incremental Term A Loan, the interest rate (together with, as provided in the proviso below, the ~~Eurocurrency Rate~~Adjusted Term SOFR or Base Rate floor) with respect to the Initial Term Loan is increased so as to cause the then applicable All-In Yield under this Agreement on the Initial Term Loan to equal the All-In Yield then applicable to the Incremental Term A Loan minus 50 basis points; provided that any increase in All-In Yield to the Incremental Term Loan due to the application of a ~~Eurocurrency Rate~~Adjusted Term SOFR or Base Rate floor on any Incremental Term A Loan shall be effected solely through an increase in (or implementation of, as applicable) any ~~Eurocurrency Rate~~Adjusted Term SOFR or Base Rate floor applicable to the Initial Term Loan or (y) if the Incremental Amendment provides for a Term Loan Increase to the Initial Term Loan, the Borrowers pay upfront fees to the Lenders with respect to the Initial Term Loan in an aggregate amount so as to cause the then applicable All-In Yield under this Agreement on the Initial Term Loan to equal the All-In Yield then applicable to the Term Loan Increase to the Initial Term Loan minus 50 basis points.

(f)    Incremental Amendment. Commitments in respect of Incremental Term Loans shall become Commitments (or in the case of a Revolving Commitment Increase, an increase in such Lender’s applicable Revolving Credit Commitment), under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by each Borrower, each Incremental Lender providing such Commitments and the Administrative Agent. The Incremental Amendment may, without the consent of any other Loan Party, Agent or Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrowers, to effect the provisions of this Section 2.15. The Borrowers will use the proceeds of the Incremental Term Loans and Revolving Commitment Increases for any purpose not prohibited by this Agreement. No Lender shall be obligated to provide any Incremental Term Loans or Revolving Commitment Increase unless it so agrees.

(g)    Reallocation of Revolving Credit Exposure. Upon any Incremental Facility Closing Date on which any Revolving Commitment Increase is effected pursuant to this Section 2.15, (a) each of the Revolving Credit Lenders shall assign to each of the Incremental Revolving Credit Lenders, and each of the Incremental Revolving Credit Lenders shall purchase from each of the Revolving Credit Lenders, at the principal amount thereof, such interests in the Revolving Credit Loans outstanding on such Incremental Facility Closing Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Credit Loans will be held by existing Revolving Credit Lenders and Incremental Revolving Credit Lenders ratably in accordance with their Revolving Credit Commitments after giving effect to such Revolving Commitment Increase, (b) each Revolving Commitment Increase shall be deemed for all purposes a Revolving Credit Commitment and each Loan made thereunder shall be deemed, for all purposes, a Revolving Credit Loan and (c) each Incremental Revolving Credit Lender shall become a Lender with respect to such Revolving Commitment Increase and all matters relating thereto. The Administrative Agent and the Lenders hereby agree that the minimum borrowing and prepayment requirements in Section 2.02 and 2.05(a) of this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.

(h)    This Section 2.15 shall supersede any provisions in Section 2.13 or 10.01 to the contrary.

Section 2.16    Refinancing Amendments. (a) On one or more occasions after the Closing Date, the Borrowers may obtain, from any Lender or any Additional Refinancing Lender, Credit Agreement Refinancing Indebtedness in respect of all or any portion of any Class of Term Loans and the Revolving Credit Loans (or unused Revolving Credit Commitments) then outstanding under this Agreement (which for purposes of this clause (a) will be deemed to include any then outstanding Extended Term Loans, Other Term Loans or Incremental Term Loans), in the form of Other Term Loans, Other Term Loan Commitments, Other Revolving Credit Commitments or Other Revolving Credit Loans pursuant to a Refinancing Amendment; provided that notwithstanding anything to the contrary in this Section 2.16 or otherwise, (1) the borrowing and repayment (except for (A) payments of interest and fees at different rates on Other Revolving Credit Commitments (and related outstandings), (B) repayments required upon the Maturity Date of the Other Revolving Credit Commitments and (C) repayment of principal made in connection with a permanent repayment and termination of commitments (subject to clause (3) below)) of Loans with respect to Other Revolving Credit Commitments after the date of obtaining any Other Revolving Credit Commitments shall be made on a pro rata basis with all other Revolving Credit Commitments, (2) subject to the provisions of Section 2.03(l) and Section 2.04(g) to the extent dealing with Swing Line Loans and Letters of Credit which mature or expire after a Maturity Date when there exist Extended Revolving Credit Commitments with a longer Maturity Date, all Swing Line Loans and Letters of Credit shall be participated on a pro rata basis by all Lenders with Commitments in accordance with their percentage of the Revolving Credit Commitments (and except as provided in Section 2.03(l) and Section 2.04(g), without giving effect to changes thereto on an earlier Maturity Date with respect to Swing Line Loans and Letters of Credit theretofore incurred or issued), (3) the permanent repayment of Revolving Credit Loans with respect to, and termination of, Other Revolving Credit Commitments after the date of obtaining any Other Revolving Credit Commitments shall be made on a pro rata basis with all other Revolving Credit Commitments, except that the Borrowers shall be permitted to permanently repay and terminate commitments of any such Class on a better than a pro rata basis as compared to any other Class with a later Maturity Date than such Class and (4) assignments and participations of Other Revolving Credit Commitments and Other Revolving Credit Loans shall be governed by the same assignment and participation provisions applicable to Revolving Credit Commitments and Revolving Credit Loans.

(b)    The effectiveness of any Refinancing Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 4.02 (which, for the avoidance of doubt, shall not require compliance with Section 7.10 for any incurrence of Other Term Loans) and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of (i) customary legal opinions, board resolutions and officers’ certificates consistent with those delivered on the Closing Date (conformed as appropriate) other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent and (ii) reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Administrative Agent in order to ensure that such Credit Agreement Refinancing Indebtedness is provided with the benefit of the applicable Loan Documents.

(c)    Each issuance of Credit Agreement Refinancing Indebtedness under Section 2.16(a) shall be in an aggregate principal amount that is (x) not less than $25,000,000 and (y) an integral multiple of $1,000,000 in excess thereof.

(d)    Each of the parties hereto hereby agrees that this Agreement and the other Loan Documents may be amended pursuant to a Refinancing Amendment, without the consent of any other Lenders, to the extent (but only to the extent) necessary to (i) reflect the existence and terms of the Credit Agreement Refinancing Indebtedness incurred pursuant thereto and (ii) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrowers, to effect the provisions of this Section 2.16, and the Required Lenders hereby expressly authorize the Administrative Agent to enter into any such Refinancing Amendment.

Section 2.17    Defaulting Lenders.

(a)    Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i)    Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 10.01.

(ii)    Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the L/C Issuer or Swing Line Lender hereunder; third, if so determined by the Administrative Agent or requested by the L/C Issuer or Swing Line Lender, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Swing Line Loan or Letter of Credit; fourth, as the Company may request (so long as no Default has occurred and is continuing), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrowers, to be held in a non-interest bearing deposit account and released in order to (x) satisfy obligations of that Defaulting Lender to fund Loans under this Agreement or (y) Cash Collateralize the L/C Issuer’s future funding obligations with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or Swing Line Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default has occurred and is continuing, to the payment of any amounts owing to any Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or L/C Borrowings were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Borrowings owed to, that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.17(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

(iii)    Certain Fees. That Defaulting Lender (x) shall not be entitled to receive any commitment fee pursuant to Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and the Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender) and (y) shall be limited in its right to receive Letter of Credit fees as provided in Section 2.03(h) to the extent allocable to its Pro Rata Share of the stated amount of Letters of Credit for which it has provided Cash Collateral. With respect to any commitment fee or Letter of Credit fee not required to be paid to any Defaulting Lender pursuant to the foregoing clauses (x) or (y), the Borrowers shall (1) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swing Line Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (2) pay to the L/C Issuer and Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to the L/C Issuer’s or Swing Line Lender’s future funding obligations with respect to any portion of such Defaulting Lender’s participation in L/C Obligations or Swing Line Loans that has not been reallocated to non-Defaulting Lenders or cash collateralized pursuant to this Section 2.17(a), and (3) not be required to pay the remaining amount of any such fee.

(iv)    Reallocation of Pro Rata Share to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each Non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swing Line Loans pursuant to Sections 2.03 and 2.04, the “Pro Rata Share” of each Non-Defaulting Lender’s Revolving Credit Loans and L/C Obligations shall be computed without giving effect to the Commitment of that Defaulting Lender; provided that (i) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Default has occurred and is continuing; and (ii) the aggregate obligation of each Non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and Swing Line Loans shall not exceed the positive difference, if any, of (1) the Commitment of that Non-Defaulting Lender minus (2) the aggregate Outstanding Amount of the Loans of that Non-Defaulting Lender. Subject to Section 10.23, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(v)    Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrowers shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, repay Swing Line Loans in an amount equal to the Swing Line Lender’s future funding obligations and (y) second, Cash Collateralize the L/C Issuer’s future funding obligations.

(b)    Defaulting Lender Cure. If each Borrower, the Administrative Agent, the Swing Line Lender and each L/C Issuer agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Credit Loans of the applicable Facility and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Pro Rata Share of the applicable Facility (without giving effect to Section 2.17(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

ARTICLE III

TAXES, INCREASED COSTS PROTECTION AND ILLEGALITY

Section 3.01    Taxes. (a) For purposes of this Section 3.01, the term “Lender” includes each L/C Issuer and the Swing Line Lender.

(b)    Any and all payments by or on account of any obligation of any Borrower (the term Borrower under this Article III being deemed to include any Subsidiary for whose account a Letter of Credit is issued) under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrowers shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(c)    The Borrowers shall timely pay to the relevant Governmental Authority in accordance with applicable Law any Other Taxes imposed on the Borrowers, and shall timely pay or reimburse any Recipient, as the case may be, for any Other Taxes paid or payable by such Recipient upon written demand (accompanied by a certificate complying with the requirements set forth in clause (d) below) therefor.

(d)    Each Borrower shall severally indemnify each Recipient, within 10 Business Days after written demand (accompanied by a certificate complying with the requirements set forth below) therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth in reasonable detail a description of such Indemnified Taxes and the amount of such payment or liability for Indemnified Taxes delivered to the Borrowers by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e)    Each Lender shall severally indemnify the Administrative Agent, within 10 Business Days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrowers have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrowers to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.07(e) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f)    As soon as practicable after any payment of Taxes by the Borrowers to a Governmental Authority pursuant to this Section 3.01, the Borrowers shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(g)       (i)     any Lender that is a U.S. Person and the Administrative Agent (if such Agent is a U.S. Person) shall deliver to the Borrowers and the Administrative Agent on or prior to the date on which such Recipient becomes a Recipient under this Agreement (and from time to time thereafter upon the reasonable request of any Borrower or the Administrative Agent), executed originals of IRS Form W-9 (or any successor form) certifying that such Recipient is exempt from U.S. federal backup withholding Tax;

(ii)      any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time upon the reasonable request of any Borrower or the Administrative Agent), whichever of the following is applicable:

(A)    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, duly executed originals of IRS Form W-8BEN or W-8BEN-E (or any successor form) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E (or any successor form) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(B)    duly executed originals of IRS Form W-8ECI (or any successor form);

(C)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) or 871(h) of the Code, (x) a duly executed certificate substantially in the form of Exhibit J-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) duly executed originals of IRS Form W-8BEN or W-8BEN-E (or any successor form); or

(D)    to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY (or any successor form), accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, a duly executed U.S. Tax Compliance Certificate substantially in the form of Exhibit J-2 or Exhibit J-3, IRS Form W-9, and/or successor forms thereof or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a duly executed U.S. Tax Compliance Certificate substantially in the form of Exhibit J-4 on behalf of each such direct and indirect partner;

(iii)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time upon the reasonable request of any Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrowers or the Administrative Agent to determine the withholding or deduction required to be made; and

(iv)    if a payment made to a Recipient under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Recipient shall deliver to the Borrowers and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by any Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by any Borrower or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Recipient has complied with such Recipient’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Recipient agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrowers and the Administrative Agent in writing of its legal inability to do so.

(h)    If any Recipient determines, in its reasonable discretion exercised in good faith, that it has received a refund or overpayment credit in respect of any Taxes as to which it has been indemnified pursuant to this Section 3.01 (including by the payment of additional amounts pursuant to this Section 3.01), it shall pay to the indemnifying party an amount equal to such refund or credit (but only to the extent of indemnity payments made under this Section 3.01 with respect to the Taxes giving rise to such refund or credit), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund or credit). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund or credit to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund or credit had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(i)    Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 3.01(b) with respect to such Lender it will, if requested by any Borrower, use commercially reasonable efforts (subject to such Lender’s overall internal policies of general application and legal and regulatory restrictions) to designate another Lending Office for any Loan or Letter of Credit affected by such event; provided that such efforts are made on terms that, in the sole judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section 3.01(i) shall affect or postpone any of the Obligations of the Borrowers or the rights of such Lender pursuant to Section 3.01(b).

Section 3.02    Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund ~~Eurocurrency Rate~~SOFR Loans, or to determine or charge interest rates based upon SOFR, the ~~Eurocurrency Rate~~Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, then, on notice thereof by such Lender to the Borrowers through the Administrative Agent~~,~~ (an “Illegality Notice”), until such Lender notifies the Administrative Agent and the Borrowers that the circumstances giving rise to such determination no longer exist, (i) any obligation of such Lender to make or continue ~~Eurocurrency Rate~~SOFR Loans or to convert Base Rate Loans to ~~Eurocurrency Rate~~SOFR Loans shall be suspended untiland (ii) if necessary to avoid such ~~Lender notifies~~illegality, the Administrative Agent ~~and~~shall compute the ~~Borrowers that the circumstances giving rise to such determination no longer exist~~Base Rate without reference to clause (c) of the definition of “Base Rate”. Upon receipt of ~~such notice~~an Illegality Notice, the Borrowers shall, if necessary to avoid such illegality, upon demand from ~~such~~any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all ~~Eurocurrency~~SOFR Loans to Base Rate Loans ~~of such Lender to~~ (in each case, if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate ~~Loans, either~~”), on the last day of the Interest Period therefor, if ~~such Lender~~all affected Lenders may lawfully continue to maintain such ~~Eurocurrency Rate~~SOFR Loans to such day, or ~~promptly~~immediately , if ~~such~~any Lender may not lawfully continue to maintain such ~~Eurocurrency Rate~~SOFR Loans to such day. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted and all amounts due, if any, in connection with such prepayment or conversion under Section 3.05. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such ~~notice~~Illegality Notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

Section 3.03    Inability to Determine Rates. (a) Circumstances Affecting ~~Eurocurrency Rate~~Benchmark Availability. Subject to clause (b) below, in connection with any request for a ~~Eurocurrency Rate~~SOFR Loan or a conversion to or continuation thereof or otherwise, if for any reason (i) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that ~~Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Loan, (ii) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that~~ reasonable and adequate means do not exist for ~~the~~  ascertaining ~~the Eurocurrency Rate~~Adjusted Term SOFR for ~~such~~the applicable Interest Period with respect to a proposed ~~Eurocurrency Rate~~SOFR Loan on or prior to the first day of such Interest Period or (~~iii~~ii) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that ~~the Eurocurrency Rate~~Adjusted Term SOFR does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans during such Interest Period and, in the case of clause (ii), the Required Lenders have provided notice of such determination to the

Administrative Agent, then, in each case, the Administrative Agent shall promptly give notice thereof to the Company. ~~Thereafter, until~~Upon notice thereof by the Administrative Agent ~~notifies~~to the Company ~~that such circumstances no longer exist~~, ~~the~~any obligation of the Lenders to make ~~Eurocurrency Rate~~SOFR Loans, and ~~the~~any right of the Borrowers to convert any Loan to or continue any Loan as a ~~Eurocurrency Rate~~SOFR Loan, shall be suspended~~, and~~ (to the ~~Borrowers shall either (A) repay in full (or cause to be repaid in full) the then outstanding principal amount of each such Eurocurrency Rate Loan together with accrued interest thereon, on the last day~~extent of the affected SOFR Loans or the affected Interest Periods) until the Administrative Agent (with respect to clause (ii), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (A)  the Borrowers may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the ~~then current Interest Period applicable to such Eurocurrency Rate Loan; or (B) convert the then outstanding principal amount of each such Eurocurrency Rate Loan to a~~extent of the affected SOFR Loans or the affected Interest Periods) or, failing that, the Borrowers will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans in the amount specified therein and (B) any outstanding affected SOFR Loans will be deemed to have been converted into Base Rate ~~Loan as of~~Loans at the ~~last day of such~~end of the applicable Interest Period. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.05.

(b)    Benchmark Replacement Settings.

(i)     Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document ~~(and any Swap Contract shall be deemed not to be a “Loan Document” for purposes of this Section 3.03(b)) if~~, upon the occurrence of a Benchmark Transition Event ~~or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of~~, the Administrative Agent and the Borrowers may amend this Agreement to replace the then-current Benchmark~~, then (x) if a Benchmark Replacement is determined in accordance with clause (a)(1) or (a)(2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (a)(3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting~~ with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at ~~or after~~ 5:00 p.m. ~~(New York City time)~~ on the fifth (5th) Business Day after the ~~date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document~~Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrowers so long as the Administrative Agent has not received, by such time, written notice of objection to such ~~Benchmark Replacement~~amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 3.03(b)(i) will occur prior to the applicable Benchmark Transition Start Date.

~~(B)    Notwithstanding anything to the contrary herein or in any other Loan Document, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any~~

~~setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that this clause (B) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Company a Term SOFR Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term SOFR Notice after a Term SOFR Transition Event and may elect or not elect to do so in its sole discretion.~~

(ii)    Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make ~~Benchmark Replacement~~ Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such ~~Benchmark Replacement~~ Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(iii)    Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Company and the Lenders of (A) the implementation of any ~~occurrence of a~~ Benchmark ~~Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark~~ Replacement ~~Date,~~and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of ~~any~~a Benchmark Replacement~~, (C) the effectiveness of any Benchmark Replacement Conforming Changes, (D)~~. The Administrative Agent will promptly notify the Company of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.03(b)(iv) ~~below and (E) the commencement or conclusion of any Benchmark Unavailability Period~~. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.03(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.03(b).

(iv)    Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR ~~or USD LIBOR~~Reference Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be ~~no longer~~ representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will ~~no longer~~not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(v)    Benchmark Unavailability Period. Upon the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period, (A)  the Borrowers may revoke any pending request for a borrowing of, conversion to or continuation of ~~Eurocurrency Rate~~SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the ~~applicable Borrower~~Borrowers will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans and (B) any outstanding affected SOFR Loans will be deemed to have been converted to Base Rate Loans at the end of the applicable Interest Period. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate.

~~(vi)    London Interbank Offered Rate Benchmark Transition Event. On March 5, 2021, the IBA, the administrator of the London interbank offered rate, and the FCA, the regulatory supervisor of the IBA, made the Announcements that the final publication or representativeness date for (I) 1-week and 2-month London interbank offered rate tenor settings will be December 31, 2021 and (II) overnight, 1-month, 3-month, 6-month and 12-month London interbank offered rate tenor settings will be June 30, 2023. No successor administrator for the IBA was identified in such Announcements. The parties hereto agree and acknowledge that the Announcements resulted in the occurrence of a Benchmark Transition Event with respect to the London interbank offered rate pursuant to the terms of this Agreement and that any obligation of the Administrative Agent to notify any parties of such Benchmark Transition Event pursuant to clause (iii) of this Section 3.03(b) shall be deemed satisfied.~~

Section 3.04    Increased Cost and Reduced Return; Capital Adequacy; Reserves on ~~Eurocurrency Rate~~SOFR Loans. (a) If any Lender reasonably determines that as a result of the introduction of or any change in or in the interpretation of any Law, in each case after the Closing Date, or such Lender’s compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining ~~Eurocurrency Rate~~ Loans or (as the case may be) issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (including any Taxes (other than (i) Indemnified Taxes or (ii) Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto and excluding for purposes of this Section 3.04(a) any such increased costs or reduction in amount resulting from reserve requirements contemplated by Section 3.04(c)), then from time to time within fifteen (15) days after demand by such Lender setting forth in reasonable detail such increased costs (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrowers shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction. Notwithstanding anything herein to the contrary, for all purposes under this Agreement, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in implementation thereof and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a change in Law after the Closing Date, regardless of the date enacted, adopted or issued.

(b)    If any Lender determines that the introduction of any Law regarding capital adequacy or liquidity requirements or any change therein or in the interpretation thereof, in each case after the Closing Date, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender’s obligations hereunder (taking into consideration its policies with respect to capital adequacy and such Lender’s desired return on capital), then from time to time upon demand of such Lender setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrowers shall pay to such Lender such additional amounts as will compensate such Lender for such reduction within fifteen (15) days after receipt of such demand.

(c)    The Borrowers shall pay to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including ~~Eurocurrency~~SOFR funds or deposits, additional interest on the unpaid principal amount of each ~~Eurocurrency Rate~~SOFR Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive in the absence of manifest error), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the ~~Eurocurrency Rate~~SOFR Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error) which in each case shall be due and payable on each date on which interest is payable on such Loan, provided the Borrowers shall have received at least fifteen (15) days’ prior notice (with a copy to the Administrative Agent) of such additional interest or cost from such Lender. If a Lender fails to give notice fifteen (15) days prior to the relevant Interest Payment Date, such additional interest or cost shall be due and payable fifteen (15) days from receipt of such notice.

(d)    Failure or delay on the part of any Lender to demand compensation pursuant to this Section 3.04 shall not constitute a waiver of such Lender’s right to demand such compensation except to the extent set forth in the first sentence of Section 3.06(b).

(e)    If any Lender requests compensation under this Section 3.04, then such Lender will, if requested by any Borrower, use commercially reasonable efforts to designate another Lending Office for any Loan or Letter of Credit affected by such event; provided that such efforts are made on terms that, in the reasonable judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no material economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section 3.04(e) shall affect or postpone any of the Obligations of the Borrowers or the rights of such Lender pursuant to Section 3.04(a), (b), (c) or (d).

Section 3.05    Funding Losses. Upon written demand of any Lender (with a copy to the Administrative Agent) from time to time, which demand shall set forth in reasonable detail the basis for requesting such amount, the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense actually incurred by it as a result of:

(i)    any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan; or

(ii)    any failure by any Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by such Borrower;

including any loss or expense (excluding loss of anticipated profits) arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained.

~~For purposes of calculating amounts payable by the Borrowers to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurocurrency Rate Loan made by it at the Eurocurrency Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurocurrency Rate Loan was in fact so funded.~~

Section 3.06    Matters Applicable to All Requests for Compensation. (a) Any Agent or Lender claiming compensation under this Article III shall deliver a certificate to the Borrowers setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Agent or such Lender may use any reasonable averaging and attribution methods.

(b)    With respect to any Lender’s claim for compensation under Section 3.01, 3.02, 3.03 or 3.04, the Borrowers shall not be required to compensate such Lender for any amount incurred more than one hundred and eighty (180) days prior to the date that such Lender notifies the Borrowers of the event that gives rise to such claim; provided that, if the circumstance giving rise to such claim is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof. If any Lender requests compensation by the Borrowers under Section 3.04, the Company may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue from one Interest Period to another ~~Eurocurrency Rate~~SOFR Loans, or to convert Base Rate Loans into ~~Eurocurrency Rate~~SOFR Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.06(c) shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

(c)    If the obligation of any Lender to make or continue from one Interest Period to another any ~~Eurocurrency Rate~~SOFR Loan, or to convert Base Rate Loans into ~~Eurocurrency Rate~~SOFR Loans shall be suspended pursuant to Section 3.06(b) hereof, such Lender’s ~~Eurocurrency Rate~~SOFR Loans shall be automatically converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for such ~~Eurocurrency Rate~~SOFR Loans (or, in the case of an immediate conversion required by Section 3.02, on such earlier date as required by Law) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 3.01, 3.02, 3.03 or 3.04 hereof that gave rise to such conversion no longer exist:

(i)    to the extent that such Lender’s ~~Eurocurrency Rate~~SOFR Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s ~~Eurocurrency Rate~~SOFR Loans shall be applied instead to its Base Rate Loans; and

(ii)    all Loans that would otherwise be made or continued from one Interest Period to another by such Lender as ~~Eurocurrency Rate~~SOFR Loans shall be made or continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be converted into ~~Eurocurrency Rate~~SOFR Loans shall remain as Base Rate Loans.

(d)    If any Lender gives notice to the Borrowers (with a copy to the Administrative Agent) that the circumstances specified in Section 3.01, 3.02, 3.03 or 3.04 hereof that gave rise to the conversion of such Lender’s ~~Eurocurrency Rate~~SOFR Loans pursuant to this Section 3.06 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when ~~Eurocurrency Rate~~SOFR Loans made by other Lenders are outstanding, such Lender’s Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding ~~Eurocurrency Rate~~SOFR Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding ~~Eurocurrency Rate~~SOFR Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Commitments.

Section 3.07    Replacement of Lenders under Certain Circumstances. (a) If at any time (i) the Borrowers become obligated to pay additional amounts or indemnity payments described in Section 3.01 or Section 3.04 as a result of any condition described in such Sections or any Lender ceases to make ~~Eurocurrency Rate~~SOFR Loans as a result of any condition described in Section 3.02 or Section 3.04, (ii) any Lender becomes a Defaulting Lender or (iii) any Lender becomes a Non-Consenting Lender, then the Company may, on five (5) Business Days’ prior written notice to the Administrative Agent and such Lender, (x) replace such Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to Section 10.07(b) (with the assignment fee to be paid by the Borrowers in such instance) all of its rights and obligations under this Agreement to one or more Eligible Assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrowers to find a replacement Lender or other such Person; and provided, further, that (A) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments and (B) in the case of any such assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable Eligible Assignees shall have agreed to, and shall be sufficient (together with all other consenting Lenders) to cause the adoption of, the applicable departure, waiver or amendment of the Loan Documents; or (y) terminate the Commitment of such Lender or L/C Issuer, as the case may be, and (1) in the case of a Lender (other than an L/C Issuer), repay all Obligations of the Borrowers owing to such Lender relating to the Loans and participations held by such Lender as of such termination date and (2) in the case of an L/C Issuer, repay all Obligations of the Borrowers owing to such L/C Issuer relating to the Loans and participations held by the L/C Issuer as of such termination date and cancel or backstop on terms satisfactory to such L/C Issuer any Letters of Credit issued by it; provided that in the case of any such termination of a Non-Consenting Lender such termination shall be sufficient (together with all other consenting Lenders) to cause the adoption of the applicable departure, waiver or amendment of the Loan Documents and such termination shall be in respect of any applicable Facility only in the case of clause (i) or, with respect to a Class vote, clause (iii).

(b)    Any Lender being replaced pursuant to Section 3.07(a) above shall (i) execute and deliver an Assignment and Assumption Agreement with respect to such Lender’s Commitment and outstanding Loans and participations in L/C Obligations and Swing Line Loans, and (ii) deliver any Notes evidencing such Loans to the Borrowers or Administrative Agent. Pursuant to such Assignment and Assumption Agreement, (A) the assignee Lender shall acquire all or a portion, as the case may be, of the assigning Lender’s Commitment and outstanding Loans and participations in L/C Obligations and Swing Line Loans, (B) all obligations of the Borrowers owing to the assigning Lender relating to the Loans and participations so assigned shall be paid in full by the assignee Lender to such assigning Lender concurrently with such Assignment and Assumption Agreement and (C) upon such payment and, if so requested by the assignee Lender, delivery to the assignee Lender of the appropriate Note or Notes executed by each Borrower, the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender. In connection with any such replacement, if any such Non-Consenting Lender or Defaulting Lender does not execute and deliver to the Administrative Agent a duly executed Assignment and Assumption Agreement reflecting such replacement within five (5) Business Days of the date on which the assignee Lender executes and delivers such Assignment and Assumption Agreement to such Non-Consenting Lender or Defaulting Lender, then such Non-Consenting Lender or Defaulting Lender shall be deemed to have executed and delivered such Assignment and Assumption Agreement without any action on the part of the Non-Consenting Lender or Defaulting Lender.

(c)    Notwithstanding anything to the contrary contained above, any Lender that acts as an L/C Issuer may not be replaced hereunder at any time that it has any Letter of Credit outstanding hereunder unless arrangements reasonably satisfactory to such L/C Issuer (including the furnishing of a back-up standby letter of credit in form and substance, and issued by an issuer, reasonably satisfactory to such L/C Issuer or the depositing of cash collateral into a cash collateral account in amounts and pursuant to arrangements reasonably satisfactory to such L/C Issuer) have been made with respect to each such outstanding Letter of Credit and the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.09.

(d)    In the event that (i) any Borrower or the Administrative Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of all affected Lenders in accordance with the terms of Section 10.01 or all the Lenders with respect to a certain Class of the Loans and (iii) the Required Lenders (or, in the case of a consent, waiver or amendment involving all affected Lenders of a certain Facility, the Required Facility Lenders) have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender”.

Section 3.08    Survival. All of the Borrowers’ obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.

ARTICLE IV

CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

Section 4.01    Conditions of Initial Credit Extension. The obligation of each Lender to close this Agreement and make its initial Credit Extension hereunder or participate in the initial Letters of Credit, if any, is subject to the satisfaction of each of the following conditions precedent:

(a)    Executed Loan Documents. This Agreement, a Revolving Credit Note in favor of each Revolving Credit Lender requesting a Revolving Credit Note, a Term Note in favor of each Term Lender requesting a Term Note, a Swing Line Note in favor of the Swing Line Lender (in each case, if requested thereby), the Collateral Documents and the Guaranty, together with any other applicable Loan Documents, shall have been duly authorized, executed and delivered to the Administrative Agent by the parties thereto, shall be in full force and effect and no Default or Event of Default shall exist hereunder or thereunder.

(b)    Closing Certificates; Etc. The Administrative Agent shall have received each of the following in form and substance reasonably satisfactory to the Administrative Agent.

(i)    Officer’s Certificate. A certificate from a Responsible Officer of the Company to the effect that (A) all representations and warranties of the Loan Parties contained in this Agreement and the other Loan Documents are true and correct in all material respects; provided that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects; (B) none of the Loan Parties is in violation of any of the covenants contained in this Agreement and the other Loan Documents; (C) after giving effect to the Transactions, no Default or Event of Default has occurred and is continuing; (D) since December 27, 2020, no event has occurred or condition arisen, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect; and (E) each of the Loan Parties, as applicable, has satisfied each of the conditions set forth in Section 4.01 and Section 4.02.

(ii)    Certificate of Secretary of each Loan Party. A certificate of a Responsible Officer of each Loan Party certifying as to the incumbency and genuineness of the signature of each officer of such Loan Party executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Loan Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) the bylaws or other governing document of such Loan Party as in effect on the Closing Date, (C) resolutions duly adopted by the board of directors (or other governing body) of such Loan Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and (D) each certificate required to be delivered pursuant to Section 4.01(b)(iii).

(iii)    Certificates of Good Standing. Certificates as of a recent date of the good standing of each Loan Party under the laws of its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, and, to the extent requested by the Administrative Agent, each other jurisdiction where such Loan Party is qualified to do business.

(iv)    Opinions of Counsel. Opinions of counsel to the Loan Parties addressed to the Administrative Agent and the Lenders with respect to the Loan Parties, the Loan Documents and such other matters as the Administrative Agent shall request (which such opinions shall expressly permit reliance by permitted successors and assigns of the Administrative Agent and the Lenders).

(c)    Personal Property Collateral.

(i)    Filings and Recordings. The Administrative Agent shall have received all filings and recordations that are necessary to perfect the security interests of the Administrative Agent, on behalf of the Secured Parties, in the Collateral and the Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that upon such filings and recordations such security interests constitute valid and perfected first priority Liens thereon (subject to Permitted Liens).

(ii)    Pledged Collateral. The Administrative Agent shall have received (A) original stock certificates or other certificates evidencing the certificated Equity Interests pledged pursuant to the Collateral Documents, together with an undated stock power for each such certificate duly executed in blank by the registered owner thereof and (B) each original promissory note pledged pursuant to the Collateral Documents together with an undated allonge for each such promissory note duly executed in blank by the holder thereof.

(iii)    Lien Search. The Administrative Agent shall have received the results of a Lien search (including a search as to intellectual property matters), in form and substance reasonably satisfactory thereto, made against the Loan Parties under the Uniform Commercial Code as in effect in each jurisdiction in which filings or recordations under the Uniform Commercial Code should be made to evidence or perfect security interests in all assets of such Loan Party, indicating among other things that the assets of each such Loan Party are free and clear of any Lien (except for Permitted Liens).

(iv)    Property and Liability Insurance. The Administrative Agent shall have received, in each case in form and substance reasonably satisfactory to the Administrative Agent, evidence of property, business interruption and liability insurance covering each Loan Party, evidence of payment of all insurance premiums for the current policy year of each policy (with appropriate endorsements naming the Administrative Agent as lender’s loss payee (and mortgagee, as applicable) on all policies for property hazard insurance and as additional insured on all policies for liability insurance), and if requested by the Administrative Agent, copies of such insurance policies.

(v)    Intellectual Property. The Administrative Agent shall have received security agreements duly executed by the applicable Loan Parties for all federally registered copyrights, copyright applications, patents, patent applications, trademarks and trademark applications included in the Collateral, in each case in proper form for filing with the U.S. Patent and Trademark Office or U.S. Copyright Office, as applicable.

(vi)    Other Collateral Documentation. The Administrative Agent shall have received any documents reasonably requested thereby or as required by the terms of the Collateral Documents to evidence its security interest in the Collateral (including, without limitation, account control agreements for each deposit account and securities account included within the Collateral).

(d)    Consents; Defaults.

(i)    Governmental and Third Party Approvals. The Loan Parties shall have received all material governmental, shareholder and third party consents and approvals necessary (or any other material consents as determined in the reasonable discretion of the Administrative Agent) in connection with the transactions contemplated by this Agreement and the other Loan Documents and all applicable waiting periods shall have expired without any action being taken by any Person that could reasonably be expected to restrain, prevent or impose any material adverse conditions on any of the Loan Parties or such other transactions or that could seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the reasonable judgment of the Administrative Agent could reasonably be expected to have such effect.

(ii)    No Injunction, Etc. No action, proceeding or investigation shall have been instituted, or to the knowledge of Company, threatened or proposed before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, that could reasonably be expected to have a Material Adverse Effect.

(e)    Financial Matters.

(i)    Financial Projections. The Administrative Agent shall have received pro forma consolidated financial statements for the Company and its Subsidiaries, and projections prepared by management of the Company, of balance sheets, income statements and cash flow statements on a quarterly basis for the first year following the Closing Date and on an annual basis for each year thereafter during the term of the Facilities, which shall not be inconsistent with any financial information or projections previously delivered to the Administrative Agent.

(ii)    Solvency Certificate. The Company shall have delivered to the Administrative Agent a certificate, in form and substance satisfactory to the Administrative Agent, and certified as accurate by the chief financial officer of the Company, that after giving effect to the Transactions, the Borrowers and the Guarantors (taken as a whole) are Solvent.

(iii)    Payment at Closing. The Borrowers shall have paid or made arrangements to pay contemporaneously with closing (A) to the Administrative Agent, the Joint Lead Arrangers and the Lenders the fees set forth or referenced in Section 2.09 and any other accrued and unpaid fees or commissions due hereunder, (B) all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent accrued and unpaid prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent) and (C) to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents.

(f)    Miscellaneous.

(i)    Notice of Account Designation. The Administrative Agent shall have received a notice of account designation specifying the account or accounts to which the proceeds of any Loans made on or after the Closing Date are to be disbursed.

(ii)    Existing Indebtedness. All existing Indebtedness of the Company and its Subsidiaries (including Indebtedness under the Existing Credit Agreement but excluding Indebtedness permitted pursuant to Section 7.03) shall be refinanced.

(iii)    2029 Senior Notes. The Company shall have received the net proceeds from the issuance of at least $300,000,000 principal amount of the 2029 Senior Notes substantially simultaneously with the Closing Date.

(iv)    PATRIOT Act, etc. Each Borrower and each of the Guarantors shall have provided to the Administrative Agent and the Lenders, at least five (5) Business Days prior to the Closing Date, the documentation and other information (including, without limitation, a Beneficial Ownership Certification in relation to it (or a certification that such Borrower qualifies for an express exclusion from the “legal entity customer” definition under the Beneficial Ownership Regulations)) requested at least ten (10) Business Days prior to the Closing Date by the Administrative Agent in order to comply with requirements of the Beneficial Ownership Regulations and any Anti-Money Laundering Laws, including, without limitation, the Act and any applicable “know your customer” rules and regulations.

(v)    Other Documents. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Administrative Agent. The Administrative Agent shall have received copies of all other documents, certificates and instruments reasonably requested thereby, with respect to the transactions contemplated by this Agreement.

Without limiting the generality of the provisions of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, the Administrative Agent and each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

Section 4.02    Conditions to All Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of ~~Eurocurrency Rate~~SOFR Loans) is subject to the following conditions precedent, which in the case of an Incremental Term Loan to be used to finance a Limited Condition Acquisition, shall be subject to Section 1.12:

(a)    The representations and warranties of each Borrower and each other Loan Party contained in Article V and in any other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Extension; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

(b)    No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds therefrom.

(c)    The Administrative Agent and, if applicable, the relevant L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of ~~Eurocurrency Rate~~SOFR Loans) submitted by the Company shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Each Borrower represents and warrants to the Agents and the Lenders that:

Section 5.01    Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each of its Subsidiaries (a) is a Person duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, (d) is in compliance with all Laws, orders, writs, injunctions and orders and (e) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case referred to in clause (c), (d) or (e) above, to the extent that failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No Loan Party nor any Subsidiary thereof is an Affected Financial Institution.

Section 5.02    Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party, and the consummation of the Transaction, are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01), or require any payment to be made under (i) (x) any Junior Financing Documentation and any other indenture, mortgage, deed of trust or loan agreement evidencing Indebtedness in an aggregate principal amount in excess of the Threshold Amount or (y) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any material Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (b)(i)(y) above, to the extent that such conflict, breach, contravention or payment, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

Section 5.03    Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, or for the consummation of the Transaction, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents (including the priority thereof) or (d) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for (i) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect, and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

Section 5.04    Binding Effect. This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is party thereto. This Agreement and each other Loan

Document constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to Debtor Relief Laws, general principles of equity (whether considered in a proceeding in equity or law) and an implied covenant of good faith and fair dealing.

Section 5.05    Financial Statements; No Material Adverse Effect. (a) The Audited Financial Statements and the Unaudited Financial Statements fairly present in all material respects the financial condition of the Company and its Subsidiaries as of the dates thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein (subject, in the case of the Unaudited Financial Statements, to normal year-end audit adjustments and the absence of footnotes).

(b)    Since December 27, 2020, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(c)    The forecasts of consolidated balance sheets, income statements and cash flow statements of the Company and its Subsidiaries for each fiscal years 2021 through 2026, copies of which have been furnished to the Administrative Agent prior to the Closing Date in a form reasonably satisfactory to it, have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of preparation of such forecasts, it being understood that actual results may vary from such forecasts and that such variations may be material.

(d)    As of the Closing Date, neither any Borrower nor any Subsidiary has any Indebtedness or other obligations or liabilities, direct or contingent (other than (i) such liabilities as are set forth in the financial statements described in clause (a) of this Section 5.05, (ii) obligations arising under the Loan Documents or otherwise permitted under Article VII and (iii) liabilities incurred in the ordinary course of business) that, either individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

Section 5.06    Litigation. Except as set forth on Schedule 5.06, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of any Borrower, threatened in writing or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Company or any of its Subsidiaries or against any of their properties or revenues that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 5.07    No Default. Neither any Borrower nor any Subsidiary is in default under or with respect to, or a party to, any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.08    Ownership of Property; Liens. Each Borrower and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, or easements or other limited property interests in, all real property necessary in the ordinary conduct of its business, free and clear of all Liens except for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes and Liens permitted by Section 7.01 and except where the failure to have such title could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

Section 5.09    Environmental Compliance. (a) There are no claims, actions, suits, or proceedings alleging potential liability or responsibility for violation of, or otherwise relating to, any Environmental Law that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)    Except as could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect: (i) none of the properties currently or formerly owned, leased or operated by the Company or any of the Company’s Subsidiaries is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; (ii) there are no and never have been any underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned, leased or operated by the Company or any of the Company’s Subsidiaries or, to its knowledge, on any property formerly owned or operated by the Company or any of the Company’s Subsidiaries; (iii) there is no asbestos or asbestos-containing material on any property currently owned or operated by the Company or any of the Company’s Subsidiaries; and (iv) Hazardous Materials have not been released, discharged or disposed of by any Person on any property currently or formerly owned, leased or operated by the Company or any of the Company’s Subsidiaries and Hazardous Materials have not otherwise been released, discharged or disposed of by the Company or any of the Company’s Subsidiaries at any other location.

(c)    The properties owned, leased or operated by the Company or any of the Company’s Subsidiaries do not contain any Hazardous Materials in amounts or concentrations which (i) constitute, or constituted a violation of, (ii) require remedial action under, or (iii) could reasonably be expected to give rise to liability under, Environmental Laws, which violations, remedial actions and liabilities, either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

(d)    None of the Company or any of the Company’s Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law except for such investigation or assessment or remedial or response action that, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(e)    All Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by the Company or any of the Company’s Subsidiaries have been disposed of in a manner not reasonably expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(f)    Except as could not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect, none of the Company or any of the Company’s Subsidiaries has contractually assumed any liability or obligation under or relating to any Environmental Law.

Section 5.10    Taxes. Except as could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Borrower and each Borrower’s Subsidiaries have filed all Federal and other tax returns and reports required to be filed by them, and have paid all Federal and state and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those (a) which are not overdue by more than thirty (30) days or (b) which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP.

Section 5.11    ERISA Compliance. (a) Except as could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Plan is in compliance in with the applicable provisions of ERISA, the Code and other Federal or state Laws.

(b)    (i) No ERISA Event has occurred during the five year period prior to the date on which this representation is made or deemed made with respect to any Pension Plan; (ii) neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iii) neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (iv) neither any Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA, except, with respect to each of the foregoing clauses of this Section 5.11(b), as could not reasonably be expected, either individually or in the aggregate, to result in a Material Adverse Effect.

(c)    There are no pending or, to the knowledge of any Loan Party, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. To the knowledge of each Borrower, there has been no prohibited transaction or violation of any fiduciary duty under ERISA with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(d)    As of the Closing Date, each Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments.

Section 5.12    Subsidiaries; Equity Interests. As of the Closing Date, (a) neither Borrower has any Subsidiaries other than those specifically disclosed in Schedule 5.12, (b) all of the outstanding Equity Interests in each Borrower and in the material Subsidiaries of each Borrower have been validly issued, are fully paid and nonassessable and (c) all Equity Interests owned by each Borrower and the Subsidiary Guarantors are (in each case) owned free and clear of all Liens except (i) those created under the Collateral Documents and (ii) any nonconsensual Lien that is permitted under Section 7.01. As of the Closing Date, Schedule 5.12 (a) sets forth the name and jurisdiction of each Borrower and each Subsidiary of each Borrower, (b) sets forth the ownership interest of each Borrower and any other Subsidiary of any Borrower in each Borrower and in each Subsidiary of each Borrower (excluding any Restaurant LP set forth on Schedule 1.01E and any Employment Participation Subsidiary), including the percentage of such ownership and (c) identifies each Subsidiary of each Borrower, the Equity Interests of which are required to be pledged on the Closing Date pursuant to the Collateral and Guarantee Requirement.

Section 5.13    Margin Regulations; Investment Company Act. (a) No Borrower is engaged nor will engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Borrowings or drawings under any Letter of Credit will be used for the purpose of purchasing or carrying Margin Stock or any other any purpose that violates Regulation U.

(b)    None of any Borrower, any Person Controlling any Borrower, or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

Section 5.14    Disclosure. No report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party to any Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or any other Loan Document (as modified or supplemented by other information so furnished) when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information and pro forma financial information, each Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation; it being understood that such projections may vary from actual results and that such variances may be material.

Section 5.15    Intellectual Property; Licenses, Etc. Each Borrower and each of its Subsidiaries own, license or possess the right to use, all of the trademarks, service marks, trade names, domain names, copyrights, patents, patent rights, licenses, technology, software, know-how, database rights, right of privacy and publicity, and all other intellectual property rights (collectively, “IP Rights”) that are necessary for the operation of their respective businesses as currently conducted, and, without conflict with the rights of any Person, except to the extent such conflicts, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The operation of the respective businesses of any Borrower or any Subsidiary as currently conducted does not infringe upon, misuse, misappropriate or violate any rights held by any Person, except for such infringements, misuses, misappropriations or violations which could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any IP Rights is pending or threatened in writing against any Borrower or any of its Subsidiaries, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 5.16    Solvency. On the Closing Date after giving effect to the Transaction, the Loan Parties, on a consolidated basis, are Solvent.

Section 5.17    Subordination of Junior Financing. The Obligations are “Senior Debt,” “Senior Indebtedness,” “Guarantor Senior Debt” or “Senior Secured Financing” (or any comparable term) under, and as defined in, any Junior Financing Documentation that is (or is required to be) subordinated to the Obligations.

Section 5.18    Labor Matters. Except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against the Company or any of the Company’s Subsidiaries pending or, to the knowledge of any Borrower, threatened; (b) hours worked by and payment made to employees of each of the Company or any of the Company’s Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Laws dealing with such matters; and (c) all payments due from the Company or any of the Company’s Subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant party.

Section 5.19    Perfection, Etc. All filings and other actions necessary or desirable to perfect and protect the Lien in the Collateral created under the Collateral Documents (except for such actions that the Security Agreement specifically excepts the Borrowers from performing) have been or will, within the required time periods under the Collateral Documents, be duly made or taken or otherwise provided for and are (or so will be) in full force and effect, and the Collateral Documents create in favor of the Administrative

Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority Lien in the Collateral to the extent required by the Collateral Documents, securing the payment of the Secured Obligations, subject only to Permitted Liens.

Section 5.20    Anti-Money Laundering Laws, Anti-Corruption Laws and Sanctions. (a) To the extent applicable, each of the Company and the Company’s Subsidiaries is in compliance, in all material respects, with (i) Sanctions, including the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto and (ii) Anti-Money Laundering Laws.

(b)    (i) No part of the proceeds of the Loans (or any Letters of Credit) will be used directly or, to the knowledge of the Company and the Company’s Subsidiaries, indirectly, (A) for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”) or (B) except as would not reasonably be expected to have a Material Adverse Effect, in violation of any other Anti-Corruption Laws and (ii) the Company and each of the Company’s Subsidiaries and, to the knowledge of the Company or any of the Company’s Subsidiaries, their respective directors, officers and employees, are currently in compliance with (A) the FCPA in all material respects and (B) except as would not reasonably be expected to have a Material Adverse Effect, any other Anti-Corruption Laws.

(c)    (i) None of the Company or any of the Company’s Subsidiaries will directly or, to the knowledge of the Company or any of the Company’s Subsidiaries, indirectly, use the proceeds of the Loans in violation of applicable Sanctions or otherwise knowingly make available such proceeds to any Person for the purpose of financing the activities of any Sanctioned Person, except to the extent licensed, exempted or otherwise approved by a competent governmental body responsible for enforcing such Sanctions, (ii) none of the Company or any of the Company’s Subsidiaries or to the knowledge of the Company or any of the Company’s Subsidiaries, their respective directors, officers or employees or, to the knowledge of any Borrower, any controlled Affiliate any Borrower or any of the Company’s Subsidiaries that will act in any capacity in connection with or benefit from any Facility, is a Sanctioned Person and (iii) none of the Company or any of the Company’s Subsidiaries or, to the knowledge of the Company or any of the Company’s Subsidiaries, their respective directors, officers and employees, are in violation of applicable Sanctions in any material respect.

ARTICLE VI

AFFIRMATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation hereunder (other than (i) contingent indemnification obligations as to which no claim has been asserted and (ii) Cash Management Obligations and Obligations under Secured Hedge Agreements) shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized, back-stopped by a letter of credit reasonably satisfactory to the applicable L/C Issuer or deemed reissued under another agreement reasonably acceptable to the applicable L/C Issuer), each Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02 and 6.03) cause each Subsidiary to:

Section 6.01    Financial Statements. Deliver to the Administrative Agent for prompt further distribution to each Lender:

(a)    As soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Company beginning with the 2021 fiscal year, a consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of PricewaterhouseCoopers LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion (i) shall be prepared in accordance with Public Company Oversight Board (“PCAOB”) or American Institute of Certified Public Accountants (“AICPA”) auditing standards, as applicable, and (ii) shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (except as may be required as a result of (x) a prospective Event of Default with respect to the Financial Covenant or (y) the impending maturity of the Loans hereunder).

(b)    As soon as available, but in any event within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Company, a consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal quarter, and the related (x) consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (y) consolidated statements of cash flows for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Company as fairly presenting in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of the Company and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.

(c)    As soon as available, and in any event no later than ninety (90) days after the end of each fiscal year of the Company, a detailed consolidated budget for the following fiscal year (including a projected consolidated balance sheet of the Company and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected cash flow and projected income and a summary of the material underlying assumptions applicable thereto) (collectively, the “Projections”).

Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 6.01 may be satisfied with respect to financial information of the Company and its Subsidiaries by furnishing the Company’s Form 10-K or 10-Q, as applicable, filed with the SEC; provided that, to the extent such information is in lieu of information required to be provided under Section 6.01(a), such materials are, to the extent applicable, accompanied by a report and opinion of PricewaterhouseCoopers LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion (x) shall be prepared in accordance with PCAOB or AICPA auditing standards, as applicable, and (y) shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (except as may be required as a result of (x) a prospective Event of Default with respect to the Financial Covenant or (y) the impending maturity of the Loans hereunder).

Section 6.02    Certificates; Other Information. Deliver to the Administrative Agent for prompt further distribution to each Lender:

(a)    no later than five (5) days after the delivery of the financial statements referred to in Section 6.01(a), a certificate of its independent registered public accounting firm certifying such financial statements and stating that in making the examination necessary therefor no knowledge was obtained of any Event of Default under Section 7.10 or, if any such Event of Default shall exist, stating the nature and status of such event;

(b)    no later than five (5) days after the delivery of the financial statements referred to in Section 6.01(a) and 6.01(b), a duly completed Compliance Certificate signed by a Responsible Officer of the Company;

(c)    promptly after the same are publicly available, copies of all annual, regular, periodic and special reports and registration statements which the Company or OSI files with the SEC or with any Governmental Authority that may be substituted therefor (other than amendments to any registration statement (to the extent such registration statement, in the form it became effective, is delivered), exhibits to any registration statement and, if applicable, any registration statement on Form S-8) and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto;

(d)    promptly after the furnishing thereof, copies of any material requests or material notices received by any Loan Party (other than in the ordinary course of business) from, or material statements or material reports furnished to, any holder of debt securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of any (i) Credit Agreement Refinancing Indebtedness, (ii) any Incremental Equivalent Debt, (iii) any unsecured Indebtedness, (iv) any Indebtedness that is secured on a junior basis to the Obligations or (v) any Junior Financing Documentation, in the case of preceding clauses (iii), (iv) and (v), in a principal amount greater than the Threshold Amount and (in each case) not otherwise required to be furnished to the Lenders pursuant to any other clause of this Section 6.02;

(e)    together with the delivery of each Compliance Certificate pursuant to Section 6.02(b) solely with respect to financial statements delivered pursuant to Section 6.01(a), (i) a report setting forth the information required by Section 3.03(c) of the Security Agreement or confirming that there has been no change in such information since the Closing Date (or, if later, the date of the last such report), (ii) a description of each event, condition or circumstance during the last fiscal year covered by such Compliance Certificate requiring a mandatory prepayment under Section 2.05(b) and (iii) an updated list of each Subsidiary as of the date of delivery of such Compliance Certificate (or confirming that there has been no change in such information since the Closing Date or the date of the last such update); and

(f)    promptly, such additional information regarding the business, legal, financial or corporate affairs of any Loan Party or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender through the Administrative Agent may from time to time reasonably request.

Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(c) or (d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Company posts such documents, or provides a link thereto on the Company’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Company’s behalf on IntraLinks/IntraAgency or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) upon written request by the Administrative Agent, the Company shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (ii) the Company shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Company shall be required to provide paper copies of the Compliance Certificates required by Section 6.02(b) to the Administrative Agent. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents. For purposes of this Section 6.02, paper copies shall include copies delivered by facsimile transmission or electronically (such as “tif”, “pdf” or similar file formats delivered by email).

Section 6.03    Notices. Promptly after obtaining knowledge thereof, notify the Administrative Agent:

(a)    of the occurrence of any Default;

(b)    of the filing or commencement of, or any threat or notice of intention of any person to file or commence, any action, suit, litigation or proceeding, whether at law or in equity by or before any Governmental Authority against any Borrower or any of their respective Subsidiaries or the occurrence of any ERISA Event that, in each case, could reasonably be expected to result in a Material Adverse Effect; and

(c)    any event, condition, change, circumstance or matter that, either individually or in the aggregate, has resulted or could reasonably be expected to result in a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a written statement of a Responsible Officer of the Company (x) that such notice is being delivered pursuant to Section 6.03(a) or (b) (as applicable) and (y) setting forth details of the occurrence referred to therein and stating what action the Company has taken and proposes to take with respect thereto.

Section 6.04    Payment of Taxes. Pay, discharge or otherwise satisfy as the same shall become due and payable, all of its obligations and liabilities in respect of taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, except in each case, to the extent the failure to pay or discharge the same, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

Section 6.05    Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05 and (b) take all reasonable action to maintain all rights, privileges (including its good standing), permits, licenses and franchises necessary or desirable in the normal conduct of its business except (i) to the extent that failure to do so could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (ii) pursuant to a transaction permitted by Section 7.04 or 7.05.

Section 6.06    Maintenance of Properties. Except if the failure to do so could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (a) maintain, preserve and protect all of its properties and equipment necessary in the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and casualty or condemnation excepted, and (b) make all necessary renewals, replacements, modifications, improvements, upgrades, extensions and additions thereof or thereto in accordance with prudent industry practice.

Section 6.07    Maintenance of Insurance. (a) Maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Borrowers and their respective Subsidiaries or otherwise consistent with past practices) as are customarily carried under similar circumstances by such other Persons.

(b)    All such insurance shall (i) provide that the insurer affording coverage will endeavor to mail 30 days written notice of cancellation of such insurance coverage to the Collateral Agent (in the case of property and liability insurance), (ii) name the Collateral Agent as mortgagee (in the case of property insurance) or additional insured on behalf of the Secured Parties (in the case of liability insurance) or lender’s loss payee (in the case of property insurance), as applicable and (iii) be reasonably satisfactory in all other respects to the Administrative Agent.

(c)    With respect to each Mortgaged Property, (i) obtain flood insurance in such total amount as the Administrative Agent or the Required Lenders may from time to time reasonably require, if at any time the area in which any improvements located on any Mortgaged Property is designated a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), and otherwise comply with The National Flood Insurance Reform Act of 1994, the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as amended from time to time, and the rules and regulations promulgated thereunder or as otherwise required by the Administrative Agent or any Lender, (ii) furnish to the Administrative Agent evidence of the renewal (and payment of renewal premiums therefor) of all such policies prior to the expiration or lapse thereof, and (iii) furnish to the Administrative Agent prompt written notice of any re-designation of any such Mortgaged Property into or out of a flood hazard area.

Section 6.08    Compliance with Laws. Comply with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except if the failure to comply therewith could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 6.09    Books and Records. Maintain proper books of record and account, in which entries that are full, true and correct in all material respects and are in conformity with GAAP consistently applied shall be made of all material financial transactions and matters involving the assets and business of each Borrower or each Subsidiary, as the case may be.

Section 6.10    Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants (subject to such independent public accountants’ customary policies and procedures), all at the reasonable expense of the Borrowers and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrowers; provided that, only the Administrative Agent on behalf of the Lenders may exercise rights of the Administrative Agent and the Lenders under this Section 6.10 and the Administrative Agent shall not exercise such rights more often than two (2) times during any calendar year absent the existence of an Event of Default and only one (1) such time shall be at the Borrowers’ expense; provided, further, that during the continuance of an Event of Default, the Administrative Agent (or any of its respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrowers at any time during normal business hours and upon reasonable advance notice. The Administrative Agent shall give the Borrowers the opportunity to participate in any discussions with the Borrowers’ independent public accountants. Notwithstanding anything to the contrary in this Section 6.10, none of the Borrowers or any of their respective Subsidiaries will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (a) constitutes non-financial trade secrets or non-financial proprietary information, (b) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding agreement or (c) is subject to attorney-client or similar privilege or constitutes attorney work product.

Section 6.11    Covenant to Guarantee Obligations and Give Security. At the Borrowers’ expense, take all action necessary or reasonably requested by the Administrative Agent to ensure that the Collateral and Guarantee Requirement continues to be satisfied, including:

(a)    upon the formation or acquisition (including by division) of any new direct or indirect Wholly Owned Domestic Subsidiary (in each case, other than an Excluded Subsidiary) by any Loan Party:

(i)    within thirty (30) days after such formation or acquisition (including by division) or such longer period as the Administrative Agent may agree in its discretion:

(A)    cause each such Subsidiary that is required to become a Guarantor under the Collateral and Guarantee Requirement to furnish to the Administrative Agent a description of the Material Real Properties owned by such Subsidiary, in detail reasonably satisfactory to the Administrative Agent;

(B)    cause (x) each such Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to duly execute and deliver to the Administrative Agent or the Collateral Agent (as appropriate) Guaranty Supplements and Mortgages with respect to the Material Real Properties which are identified to the Administrative Agent pursuant to Section 6.11(a)(i)(A), Security Agreement Supplements, a counterpart of the Intercompany Note and other security agreements and documents (including, with respect to such Mortgages, the documents listed in Section 6.13(b)), as reasonably requested by and in form and substance reasonably satisfactory to the Administrative Agent (consistent with the Mortgages, Security Agreement and other security agreements in effect on the Closing Date), in each case granting Liens required by the Collateral and Guarantee Requirement and (y) each direct or indirect parent of each such Subsidiary that is required to be a Guarantor pursuant to the Collateral and Guarantee Requirement to duly execute and deliver to the Administrative Agent such Security Agreement Supplements and other security agreements as reasonably requested by and in form and substance reasonably satisfactory to the Administrative Agent (consistent with the Security Agreements in effect on the Closing Date), in each case granting Liens required by the Collateral and Guarantee Requirement;

(C)    (x) cause each such Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to deliver any and all certificates representing Equity Interests (to the extent certificated) that are required to be pledged pursuant to the Collateral and Guarantee Requirement, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank and instruments evidencing the intercompany Indebtedness held by such Subsidiary and required to be pledged pursuant to the Collateral Documents, indorsed in blank to the Collateral Agent and (y) cause each direct or indirect parent of such Subsidiary that is (or is required to be) a Guarantor pursuant to the Collateral and Guarantee Requirement to deliver any and all certificates representing the outstanding Equity Interests (to the extent certificated) of such Subsidiary that are required to be pledged pursuant to the Collateral and Guarantee Requirement, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank and instruments evidencing the intercompany Indebtedness issued by such Subsidiary and required to be pledged in accordance with the Collateral Documents, indorsed in blank to the Collateral Agent;

(D)    take and cause such Subsidiary and each direct or indirect parent of such Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to take whatever action (including the recording of Mortgages, the filing of Uniform Commercial Code financing statements and delivery of stock and membership interest certificates) may be necessary in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid Liens required by the Collateral and Guarantee Requirement, enforceable against all third parties in accordance with their terms, subject to Debtor Relief Laws, general principles of equity (whether considered in a proceeding in equity or at law) and an applied covenant of good faith and fair dealing,

(ii)    within thirty (30) days after the request therefor by the Administrative Agent, deliver to the Administrative Agent a signed copy of an opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to such matters set forth in this Section 6.11(a) as the Administrative Agent may reasonably request, and

(iii)    as promptly as practicable after the request therefor by the Administrative Agent, deliver to the Administrative Agent with respect to each parcel of Material Real Property that is owned by such Subsidiary, any existing title reports, surveys or environmental assessment reports.

(b)    each Borrower shall obtain the security interests, Guarantees and related items required by the Collateral Documents on or prior to the Closing Date; and after the Closing Date, promptly following (x) the acquisition of any material personal property by any Loan Party or (y) the acquisition of any owned Material Real Property by any Loan Party, such personal property or owned Material Real Property shall not already be subject to a perfected Lien pursuant to the Collateral and Guarantee Requirement, the Company shall give notice thereof to the Administrative Agent and promptly thereafter shall cause such assets to be subjected to a Lien to the extent required by the Collateral and Guarantee Requirement and will take, or cause the relevant Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect or record such Lien, including, as applicable, the actions referred to in Section 6.13(b) with respect to real property.

Section 6.12    Compliance with Environmental Laws. Except, in each case, to the extent that the failure to do so could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: comply, and take all reasonable actions to cause all lessees and other Persons operating or occupying its properties to comply with all applicable Environmental Laws and Environmental

Permits; obtain and renew all Environmental Permits necessary for its operations and properties; and, in each case to the extent required by Environmental Laws, conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws.

Section 6.13    Further Assurances. (a) Promptly upon reasonable request by the Administrative Agent (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent may reasonably request from time to time in order to carry out more effectively the purposes of the Collateral Documents (subject to the limitations set forth therein and in the definition of Collateral and Guarantee Requirement).

(b)    In the case of any Material Real Property referred to in Section 6.11(a)(i)(A) or 6.11(b)(y), the Company shall provide the Administrative Agent with (i) written notice at least forty-five (45) days prior to the pledge of such Material Real Property as Collateral (and the Administrative Agent shall promptly provide notice to the Lenders after receipt of such notice from the Company) and (ii) Mortgages with respect to such owned Material Real Property within ninety (90) days of the acquisition thereof (as such date may be extended by the Administrative Agent) together with:

(A)    evidence that counterparts of the Mortgages have been duly executed, acknowledged and delivered and are in form suitable for filing or recording in all filing or recording offices that the Administrative Agent may deem reasonably necessary or desirable in order to create a valid and subsisting perfected Lien on the property and/or rights described therein in favor of the Administrative Agent or the Collateral Agent (as appropriate) for the benefit of the Secured Parties and that all filing and recording taxes and fees have been paid or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent;

(B)    fully paid American Land Title Association Lender’s Extended Coverage title insurance policies or the equivalent or other form available in each applicable jurisdiction (the “Mortgage Policies”) in form and substance, with endorsements and in amount, reasonably acceptable to the Administrative Agent (not to exceed the value of the real properties covered thereby), issued, coinsured and reinsured by title insurers reasonably acceptable to the Administrative Agent, insuring the Mortgages to be valid subsisting Liens on the property described therein, free and clear of all defects and encumbrances, subject to Permitted Liens, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents) and such coinsurance and direct access reinsurance as the Administrative Agent may reasonably request;

(C)    opinions of local counsel for the Loan Parties in states in which such real properties are located, with respect to the enforceability and perfection of the Mortgages and any related fixture filings in form and substance reasonably satisfactory to the Administrative Agent;

(D)    (1) standard flood hazard determination forms and (2) if any Material Real Property is located in a special flood hazard area, (x) notices to (and confirmations of receipt by) the Company as to the existence of a special flood hazard and, if applicable, the unavailability of flood hazard insurance under the National Flood Insurance Program and (y) evidence of applicable flood insurance, if available, in each case in such form, on such terms and in such amounts as required by The National Flood Insurance Reform Act of 1994, the Federal Flood Disaster Protection Act and rules and regulations promulgated thereunder or as otherwise required by the Administrative Agent or any Lender; and

(E)    such other evidence that all other actions that the Administrative Agent may reasonably deem necessary or desirable in order to create valid and subsisting Liens on the property described in the Mortgages has been taken;

provided that the Administrative Agent shall not enter into, accept or record any Mortgage in respect of such Material Real Property until the Administrative Agent shall have received written confirmation from each Lender that flood insurance compliance has been completed by such Lender with respect to such Material Real Property (such written confirmation not to be unreasonably withheld or delayed). If at any time any real property is pledged as Collateral hereunder, any increase, extension or renewal of Loans under this Agreement (as may be amended, restated, supplemented or otherwise modified from time to time) shall be subject to flood insurance due diligence and flood insurance compliance reasonably satisfactory to the Administrative Agent and each Lender.

Section 6.14    Use of Proceeds. Use the proceeds of any Borrowing (a) on the Closing Date, whether directly or indirectly, to refinance certain existing Indebtedness under the Existing Credit Agreement and to pay fees and expenses incurred in connection with such refinancing and the Transaction, and (b) after the Closing Date, use the proceeds of any Borrowing for any purpose not otherwise prohibited under this Agreement, including for prepayment or redemption of Indebtedness, general corporate purposes (including Permitted Acquisitions) and working capital needs.

Section 6.15    Compliance with Anti-Corruption Laws, Beneficial Ownership Regulation, Anti-Money Laundering Laws and Sanctions. (a) Maintain in effect and enforce policies and procedures designed to ensure compliance in all material respects by, to the extent applicable, each Borrower, each Borrower’s Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions, (b) notify the Administrative Agent and each Lender that previously received a Beneficial Ownership Certification (or a certification that the applicable Borrower qualifies for an express exclusion to the “legal entity customer” definition under the Beneficial Ownership Regulation) of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein (or, if applicable, the Borrower ceasing to fall within an express exclusion to the definition of “legal entity customer” under the Beneficial Ownership Regulation) and (c) promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or directly to such Lender, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation.

ARTICLE VII

NEGATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation hereunder (other than (i) contingent indemnification obligations as to which no claim has been asserted and (ii) Cash Management Obligations and Obligations under Secured Hedge Agreements) shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the L/C

Obligations related thereto has been Cash Collateralized, back stopped by a letter of credit reasonably satisfactory to the applicable L/C Issuer or deemed reissued under another agreement reasonably acceptable to the applicable L/C Issuer), the Borrowers shall not, nor shall they permit any of their Subsidiaries to, directly or indirectly:

Section 7.01    Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

(a)      Liens pursuant to any Loan Document;

(b)    Liens existing on the Closing Date and listed on Schedule 7.01(b) and any modifications, replacements, renewals, refinancings or extensions thereof; provided that (i) the Lien does not extend to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed or refinanced by Indebtedness permitted under Section 7.03, and (B) proceeds and products thereof, and (ii) the renewal, extension or refinancing of the obligations secured or benefited by such Liens, to the extent constituting Indebtedness, is permitted by Section 7.03;

(c)    Liens for taxes, assessments or governmental charges which are not overdue for a period of more than thirty (30) days or which are being contested in good faith and by appropriate actions diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(d)    statutory or common law Liens of landlords, carriers, warehousemen, mechanics, materialmen, repairmen, construction contractors or other like Liens arising in the ordinary course of business which secure amounts not overdue for a period of more than thirty (30) days or if more than thirty (30) days overdue, are unfiled and no other action has been taken to enforce such Lien or which are being contested in good faith and by appropriate actions diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(e)    (i) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to any Borrower or any Subsidiary;

(f)    deposits to secure the performance of bids, trade contracts, governmental contracts and leases (other than Indebtedness), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business;

(g)    easements, rights-of-way, restrictions, encroachments, protrusions and other similar encumbrances and minor title defects or minor irregularities affecting real property which, in the aggregate, do not in any case materially interfere with the ordinary conduct of the business of any Borrower or any Subsidiary or the use of the property for its intended purpose;

(h)    Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h);

(i)    Liens securing Indebtedness permitted under Section 7.03(e); provided that (i) such Liens attach concurrently with or within two hundred and seventy (270) days after the acquisition, repair, replacement, construction or improvement (as applicable) of the property subject to such Liens (including reconstruction, refurbishment, renovation and development of real property), (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, replacements thereof and additions and accessions to such property and the proceeds and the products thereof and customary security deposits related thereto and (iii) with respect to Finance Leases, such Liens do not at any time extend to or cover any assets (except for additions and accessions to such assets, replacements and products thereof and customary security deposits) other than the assets subject to such Finance Leases; provided that individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender;

(j)    leases, licenses, subleases or sublicenses granted to others in the ordinary course of business which do not interfere in any material respect with the business of any Borrower or any Subsidiary or secure any Indebtedness;

(k)    Liens (i) in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business and (ii) on specific items of inventory or other goods and proceeds thereof of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit issued or created for the account of such person to facilitate the purchase, shipment or storage of such inventory or such goods in the ordinary course of business;

(l)    (i) Liens (i) of a collection bank arising under Section 4-208 of the Uniform Commercial Code on items in the course of collection and (ii) in favor of a banking or other financial institution arising as a matter of law or under customary general terms and conditions encumbering deposits or other funds maintained with a financial institution (including the right of set-off) and which are within the general parameters customary in the banking industry or arising pursuant to such banking institution’s general terms and conditions;

(m)    Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment or other acquisition permitted pursuant to this Agreement to be applied against the purchase price for such Investment or other acquisition, and (ii) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 7.05, in each case, solely to the extent such Investment or other acquisition or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien;

(n)    Liens (i) on property of any Subsidiary that is not a Loan Party and (ii) on the Liquor Licenses and Equity Interests of Liquor License Subsidiaries, which Liens secure Indebtedness permitted under Section 7.03;

(o)    Liens in favor of a Borrower or a Subsidiary securing Indebtedness permitted under Section 7.03(d); provided that to the extent that such Indebtedness is required to be subordinated pursuant to Section 7.03(d), any Lien on Collateral securing such Indebtedness shall be subordinated to the Liens securing the Obligations on terms and conditions reasonably satisfactory to the Administrative Agent;

(p)    Liens (x) existing on property at the time of its acquisition or existing on the property of any Person at the time such Person becomes a Subsidiary, in each case after the Closing Date and the replacement, extension or renewal of any Lien permitted by this clause (p) upon or in the same property previously subject thereto in connection with the replacement, extension or renewal (without increase in the amount or any change in any direct or contingent obligor) of the Indebtedness secured thereby and (y) placed upon the Equity Interests, property or assets of any Subsidiary or its Subsidiaries acquired pursuant to a Permitted Acquisition to secure Indebtedness incurred pursuant to Section 7.03(g)(B) in connection with such Permitted Acquisition; provided that, (i) in the case of clause (x), such Lien was not created in contemplation of such acquisition or such Person becoming a Subsidiary, (ii) in the case of clause (x), such Lien does not extend to or cover any other assets or property (other than the proceeds or products thereof and other than after-acquired property subjected to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition), and (iii) in the case of clauses (x) and (y), the Indebtedness secured thereby is permitted under Section 7.03(e), (g) or (j);

(q)    any interest or title of a lessor, sublessor, licensor or sublicensor or secured by a lessor’s, sublessor’s, licensor’s or sublicensor’s interest under leases (other than Finance Leases), subleases, licenses or sublicenses entered into by any Borrower or any of its Subsidiaries in the ordinary course of business;

(r)    Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by any Borrower or any of its Subsidiaries in the ordinary course of business;

(s)    Liens deemed to exist in connection with Investments in repurchase agreements under Section 7.02; provided that such Liens do not extend to any assets other than those that are the subject of such repurchase agreement;

(t)    Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of any Borrower or any Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrowers and their respective Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of any Borrower or any Subsidiary in the ordinary course of business;

(u)    Liens solely on any cash earnest money deposits made by any Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;

(v)    Liens arising from precautionary UCC financing statement filings regarding operating leases entered into in the ordinary course of business;

(w)    Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

(x)    ground leases in respect of real property on which facilities or equipment owned or leased by any Borrower or any of its Subsidiaries are located;

(y)    Liens encumbering reasonable and customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;

(z)    other Liens securing Indebtedness and other obligations of any Borrower and its Subsidiaries in an aggregate outstanding principal amount not to exceed the greater of (i) $100,000,000 and (ii) 3.0% of Total Assets;

(aa)    Liens on the Collateral securing obligations in respect of Permitted Pari Passu Secured Refinancing Debt and any Permitted Refinancing of any of the foregoing; provided that any such Liens securing any Refinanced Debt in respect of Permitted Pari Passu Secured Refinancing Debt are subject to a First Lien Intercreditor Agreement; and

(bb)    Liens securing obligations in respect of Indebtedness permitted under Section 7.03(s).

Section 7.02    Investments. Make or hold any Investments, except:

(a)      Investments by a Borrower or a Subsidiary in assets that were Cash Equivalents when such Investment was made;

(b)    loans or advances to (A) officers, directors, consultants and employees of the Borrowers and their respective Subsidiaries (i) for reasonable and customary business-related travel, entertainment, relocation and analogous ordinary business purposes, (ii) in connection with such Person’s purchase of Equity Interests of the Company (provided that the amount of such loans and advances shall be contributed to the Borrowers in cash as common equity) and (iii) for purposes not described in the foregoing clauses (i) and (ii), in an aggregate principal amount outstanding not to exceed $5,000,000 (determined without regard to any write-downs or writeoffs), and (B) restaurant employees of Employment Participation Subsidiaries to fund such employees purchase of Equity Interests of an Employment Participation Subsidiary in the ordinary course of business;

(c)    Investments (i) by any Borrower or any Subsidiary in any Loan Party, (ii) by any Subsidiary that is not a Loan Party in any other such Subsidiary that is also not a Loan Party, and (iii) by any Borrower or any Subsidiary Guarantor (A) in any Non-Loan Party, provided that the aggregate amount of such Investments pursuant to this Section 7.02(c)(iii)(A) (together with, but without duplication, the aggregate consideration paid by any Borrower or any Subsidiary Guarantor in respect of Permitted Acquisitions of Persons that do not become Loan Parties (or acquisition of assets not owned by a Borrower, a Subsidiary Guarantor or a Person that will become a Subsidiary Guarantor) pursuant to Section 7.02(i)(B)) shall not exceed the greater of (1) $170,000,000 and (2) 6.0% of Total Assets plus an amount equal to the aggregate Returns in respect of such Investments, and (B) in any Foreign Subsidiary consisting of a contribution of Equity Interests of any other Foreign Subsidiary held directly by such Borrower or such Subsidiary Guarantor and if the Foreign Subsidiary to which such contribution is made is not a Wholly Owned Foreign Subsidiary, such contribution shall be in exchange for Indebtedness, Equity Interests (including increases in capital accounts) or a combination thereof of the Foreign Subsidiary to which such contribution is made, provided that the Equity Interests of a Wholly Owned Foreign Subsidiary only may be contributed to another Wholly Owned Foreign Subsidiary under this sub-clause (B), and (C) constituting Guarantees of Indebtedness or other monetary obligations of Non-Loan Parties owing to any Loan Party;

(d)    Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business;

(e)    Investments consisting of Liens, Indebtedness, fundamental changes, Dispositions and Restricted Payments permitted under Sections 7.01, 7.03, 7.04, 7.05, 7.06 and 7.12, respectively;

(f)    Investments (i) existing or contemplated on the Closing Date and set forth on Schedule 7.02(f) and any modification, replacement, renewal, reinvestment or extension thereof and (ii) existing on the Closing Date by any Borrower or any Subsidiary in any Borrower or any other Subsidiary and any modification, exchange in kind, renewal or extension thereof; provided that (x) the amount of the original Investment is not increased except by the terms of such Investment or as otherwise permitted by this Section 7.02 and (y) any Investment in the form of Indebtedness of any Loan Party owed to any Subsidiary that is not a Loan Party shall be subject to the subordination terms set forth in the Intercompany Note;

(g)    Investments in Swap Contracts permitted under Section 7.03;

(h)    (i) promissory notes and other noncash consideration received in connection with Dispositions permitted by Section 7.05 and (ii) Investments received solely from (x) equity contributions to any Borrower and (y) distributions to the Borrowers and their respective Subsidiaries from Persons that are not Subsidiaries; provided that, with respect to each Investment described in this clause (h)(ii):

(A)    any Subsidiary acquired as a result of such Investment and the Subsidiaries of such acquired Subsidiary shall, to the extent required under the Collateral and Guarantee Requirement and Section 6.11, become a Guarantor and comply with the requirements of Section 6.11, within the times specified therein;

(B)    after giving effect to such Investment, the Borrowers and their respective Subsidiaries shall be in compliance with Section 7.07; and

(C)     (1) immediately before and immediately after giving Pro Forma Effect to any such Investment, no Default shall have occurred and be continuing and (2) immediately after giving effect to such Investment, the Company and its Subsidiaries shall be in Pro Forma Compliance with the Financial Covenant, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such Investment had been consummated as of the first day of the fiscal period covered thereby;

(i)    the purchase or other acquisition of all or substantially all of the assets of a Person or any Equity Interests in a Person that is or becomes a Subsidiary (including as a result of a merger or consolidation) or division or line of business of a Person (or any subsequent Investment made in a Person, division or line of business of business previously acquired in a Permitted Acquisition), in a single transaction or a series of related transactions (each, a “Permitted Acquisition”), if immediately after giving effect thereto:

(A)    any such newly created or acquired Subsidiary and the Subsidiaries of such created or acquired Subsidiary shall, to the extent required under the Collateral and Guarantee Requirement and Section 6.11, become a Guarantor and comply with the requirements of Section 6.11, within the times specified therein;

(B)    the aggregate amount of consideration paid by any Borrower or any Subsidiary Guarantor in respect of acquisitions of Persons that do not become Loan Parties (or acquisition of assets not owned by a Borrower, a Subsidiary Guarantor or a Person that will become a Subsidiary Guarantor) pursuant to this Section 7.02(i)(B) (together with, but without duplication, the aggregate amount of all Investments in Non-Loan Parties pursuant to Section 7.02(c)(iii)(A)) shall not exceed the greater of (1) $170,000,000 and (2) 6.0% of Total Assets plus an amount equal to the aggregate Returns in respect of such Investments;

(C)    after giving effect to such purchase or acquisition, the Borrowers and their respective Subsidiaries shall be in compliance with Section 7.07; and

(D)    (1) immediately before and immediately after giving Pro Forma Effect to any such purchase or other acquisition (which, in the case of a Limited Condition Acquisition, shall be tested on the date of execution of the definitive agreement for such purchase or other acquisition and not on the closing date thereof), no Default shall have occurred and be continuing and (2) immediately after giving effect to such purchase or other acquisition (and any concurrent Disposition), the Borrowers and their respective Subsidiaries shall be in Pro Forma Compliance with the Financial Covenant, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such purchase or other acquisition (and any concurrent Disposition) had been consummated as of the first day of the fiscal period covered thereby (which, in the case of a Limited Condition Acquisition, shall be tested on the date of execution of the definitive agreement for such purchase or other acquisition and not on the closing date thereof); and

(j)    Investments in the ordinary course of business consisting of Article 3 of the Uniform Commercial Code endorsements for collection or deposit and Article 4 of the Uniform Commercial Code customary trade arrangements with customers consistent with past practices;

(k)    Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy or reorganization of suppliers and customers or in settlement of delinquent obligations of, or other disputes with, customers and suppliers arising in the ordinary course of business or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;

(l)    so long as no Default has occurred and is continuing or would result therefrom, other Investments that do not exceed the greater of (i) $170,000,000 and (ii) 6.0% of Total Assets plus an amount equal to the aggregate Returns in respect of such Investments;

(m)    so long as immediately after giving effect to any such Investment, no Default has occurred and is continuing, other Investments in an amount not to exceed the Cumulative Growth Amount immediately prior to the time of the making of such Investment;

(n)    advances of payroll payments to employees in the ordinary course of business;

(o)    Investments to the extent that payment for such Investments is made solely with capital stock of the Company;

(p)    Investments of a Subsidiary acquired after the Closing Date or of a corporation merged into any Borrower or merged or consolidated with a Subsidiary in accordance with Section 7.04 after the Closing Date, to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation;

(q)    Guarantees by any Borrower or any Subsidiary of leases (other than Finance Leases) or of other obligations of any Borrower or any Subsidiary otherwise permitted hereunder that do not constitute Indebtedness, in each case entered into in the ordinary course of business;

(r)    Investments consisting of licensing of intellectual property pursuant to joint marketing arrangements with other Persons so long as such licensing arrangements do not limit in any material respect the Collateral Agent’s security interest (if any) in the intellectual property so licensed;

(s)    Investments made by any Subsidiary that is not a Loan Party to the extent such Investments are financed with the proceeds received by such Subsidiary from an Investment in such Subsidiary otherwise permitted under this Section 7.02;

(t)    so long as no Default shall have occurred and be continuing or would result therefrom, the Borrowers may make additional Investments with the proceeds of Excluded Contributions;

(u)    the purchase or other acquisition from former or current employees of limited partnership interests of one or more Employment Participation Subsidiaries, in an aggregate amount not to exceed $15,000,000;

(v)    intercompany Investments (including the creation of intercompany Indebtedness and/or the prepayment of existing intercompany Indebtedness, together with the related Investments and Guarantees of such Indebtedness) relating to the transfer of cash from the Asian operations of the Borrowers and their Subsidiaries in an aggregate outstanding amount of such Investments pursuant to this Section 7.02(v) not to exceed $40,000,000; and

(w)    any Permitted Convertible Notes Call Transaction.

Any Investment that exceeds the limits of any particular clause set forth above may be allocated amongst more than one of such clauses to permit the incurrence or maintenance of such Investment to the extent such excess is permitted as an Investment under such other clauses (including, without limitation, permitting the aggregate consideration limitation in clause (i)(B) above to be exceeded to the extent such excess is treated as, and permitted by, an Investment under any other available clause).

~~Notwithstanding the foregoing, Investments pursuant to Sections 7.02(c)(iii), (i), (l), (m), (t) (u) and (v) may not be made during the Covenant Relief Period; provided that additional Investments in Foreign Subsidiaries of the Company may be made pursuant to Section 7.02(c)(iii) (if permitted by such section) during the Covenant Relief Period in an aggregate amount not to exceed $27,500,000.~~

Section 7.03    Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

(a)    Indebtedness of the Company and its Subsidiaries under the Loan Documents;

(b)    Indebtedness (i) outstanding on the Closing Date and listed on Schedule 7.03(b) and any Permitted Refinancing thereof and (ii) intercompany Indebtedness outstanding on the Closing Date;

(c)    Guarantees by the Company and its Subsidiaries in respect of Indebtedness of the Company or any Subsidiary otherwise permitted hereunder; provided that (A) no Guarantee by any Subsidiary of any Junior Financing shall be permitted unless such Subsidiary shall have also provided a Guarantee of the Obligations substantially on the terms set forth in the Guaranty, (B) if the Indebtedness being Guaranteed is subordinated to the Obligations, such Guarantee shall be subordinated to the Guarantee of the Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness and (C) any Guarantee of any Incremental Equivalent Debt, any Credit Agreement Refinancing Indebtedness or any Permitted Ratio Debt (or any Permitted Refinancing in respect thereof) shall only be permitted if it meets the requirements of the respective definitions (and component definitions) thereof and clause (s), (t) or (x) of this Section 7.03, as applicable;

(d)    Indebtedness of the Company or any Subsidiary owing to the Company or any other Subsidiary, to the extent permitted by Section 7.02; provided that all such Indebtedness of any Loan Party owed to any Person that is not a Loan Party shall be subject to the subordination terms set forth in the Intercompany Note;

(e)    (i) Attributable Indebtedness and other Indebtedness (including Finance Leases) of the Company and its Subsidiaries financing the acquisition, construction, repair, replacement or improvement of fixed or capital assets (including reconstruction, refurbishment, renovation and development of real property); provided that such Indebtedness is incurred concurrently with or within two hundred and seventy (270) days after the applicable acquisition, construction, repair, replacement or improvement, (ii) Attributable Indebtedness of the Company and its Subsidiaries arising out of sale-leaseback transactions permitted by Section 7.05(f) and (iii) any Permitted Refinancing of any Indebtedness set forth in the immediately preceding clauses (i) and (ii);

(f)    Indebtedness in respect of Swap Contracts designed to hedge against interest rates, foreign exchange rates risks or commodities pricing incurred in the ordinary course of business and not for speculative purposes;

(g)    Indebtedness of the Company or any Subsidiary (A) assumed in connection with any Permitted Acquisition (provided that such Indebtedness is not incurred in contemplation of such Permitted Acquisition) or (B) incurred to finance a Permitted Acquisition and, in the case of either (A) or (B), any Permitted Refinancing thereof; provided, (x) no Default shall exist or result therefrom and (y) if such Indebtedness is (1) secured on a pari passu basis with or senior to (in the case of clause (A)) the Obligations, the Company and its Subsidiaries will be in Pro Forma Compliance with a Consolidated Senior Secured Net Leverage Ratio of no greater than 3.50:1.00 and (2) unsecured, the Company and its Subsidiaries will be in Pro Forma Compliance with the Financial Covenant; provided, further, in the case of clause (B) above, such Indebtedness (i) will not mature prior to the date that is ninety-one (91) days after the Latest Maturity Date at the time of the issuance of such Indebtedness, (ii) will not have mandatory prepayment or mandatory amortization prepayments (other than asset sale and change of control mandatory offers to repurchase customary for high-yield debt securities) prior to the date that is ninety-one (91) days after the Latest Maturity Date at the time of the issuance of such Indebtedness (other than, in the case of clause (1) of this proviso, for annual nominal amortization payments not to exceed 1% of the original aggregate principal amount of such Indebtedness), (iii) in the case of clause (1) of this proviso, shall be subject to a First Lien Intercreditor Agreement, (iv) if incurred by a Non-Loan

Party, shall not exceed in aggregate principal amount for all Indebtedness of Non-Loan Parties incurred pursuant to this clause (g) the greater of (i) $55,000,000 and (ii) 2.0% of Total Assets at any time outstanding, (v) in the case of clause (A) above, such Indebtedness is secured only by Liens permitted pursuant to Section 7.01(p)(x), and (vi) in the case of clause (B) above, the terms and conditions of such Indebtedness are not materially more restrictive (taken as a whole) in respect to the Company and its Subsidiaries than those set forth in this Agreement;

(h)    Indebtedness representing deferred compensation to employees of the Company and its Subsidiaries incurred in the ordinary course of business;

(i)    Indebtedness consisting of promissory notes (A) issued by any Loan Party to current or former officers, directors, consultants and employees, their respective estates, heirs, permitted transferees, spouses or former spouses to finance the purchase or redemption of Equity Interests of the Company permitted by Section 7.06; provided that (i) such Indebtedness shall be subordinated in right of payment to the Obligations on terms reasonably satisfactory to the Administrative Agent and (ii) the aggregate amount of all cash payments (whether principal or interest) made by the Loan Parties in respect of such notes in any calendar year, when combined with the aggregate amount of Restricted Payments made pursuant to Section 7.06(f) in such calendar year, shall not exceed $40,000,000, provided that any unused amounts in any calendar year may be carried over to succeeding calendar years, so long as the aggregate amount of all cash payments made in respect of such notes in any calendar year (after giving effect to such carry forward), when aggregated with the aggregate amount of Restricted Payments made pursuant to Section 7.06(f) in such calendar year (after giving effect to such carry forward), shall not exceed $50,000,000; provided, further, that such amount in any calendar year may be increased by an amount not to exceed the remainder of (x) the sum of (1) the amount of Net Cash Proceeds of issuances of Equity Interests to the extent that such Net Cash Proceeds shall have been actually received by OSI through a capital contribution of such Net Cash Proceeds by the Company (and to the extent not used to make an Investment pursuant to Section 7.02(m) or (t), prepay Junior Financings pursuant to Section 7.12(a)(v), or make a Restricted Payment pursuant to Section 7.06(f) or counted towards the Cumulative Growth Amount), in each case to employees, directors, officers, members of management or consultants of any Borrower (or any direct or indirect parent of OSI) or of its Subsidiaries that occurs after the Closing Date plus (2) the net cash proceeds of key man life insurance policies received by the Company or any of its Subsidiaries after the Closing Date less (y) the aggregate amount of all cash payments made in respect of any promissory notes pursuant to this Section 7.03(i) after the Closing Date with the net cash proceeds described in preceding clause (x) (2) less (z) the aggregate amount of all Restricted Payments made after the Closing Date in reliance on the last proviso appearing in Section 7.06(f), and (B) issued by Employment Participation Subsidiaries to current or former restaurant employees, and development partners of Employment Participation Subsidiaries as consideration in respect of repurchases, redemptions or acquisitions of Equity Interests in Employment Participation Subsidiaries permitted under Section 7.06(i) in the ordinary course of business and consistent with past practice;

(j)    Indebtedness incurred by the Borrowers or their respective Subsidiaries in a Permitted Acquisition, any other Investment expressly permitted hereunder or any Disposition, in any such case solely constituting indemnification obligations or obligations in respect of purchase price or other similar adjustments;

(k)    Indebtedness consisting of obligations of the Company or its Subsidiaries under deferred compensation or other similar arrangements incurred by such Person in connection with the Transaction and Permitted Acquisitions or any other Investment expressly permitted hereunder;

(l)    Cash Management Obligations and other Indebtedness in respect of netting services, overdraft protections and similar arrangements in each case in connection with deposit accounts;

(m)    Indebtedness of the Company and its Subsidiaries in an aggregate principal amount not to exceed the greater of (i) $170,000,000 and (ii) 6.0% of Total Assets at any time outstanding;

(n)    Indebtedness consisting of (a) the financing of insurance premiums or (b) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business;

(o)    Indebtedness incurred by the Company or any of its Subsidiaries in respect of letters of credit, bank guarantees, bankers’ acceptances or similar instruments issued or created in the ordinary course of business, including in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims; provided that any reimbursement obligations in respect thereof are reimbursed within 30 days following the incurrence thereof;

(p)    obligations in respect of performance, bid, stay, custom, appeal and surety bonds and other obligations of a like nature and performance and completion guarantees and similar obligations provided by any Borrower or any of its Subsidiaries or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case in the ordinary course of business or consistent with past practices;

(q)    Indebtedness of the Borrowers and their respective Subsidiaries supported by a Letter of Credit, in a principal amount not to exceed the face amount of such Letter of Credit;

(r)    unsecured Indebtedness of the Borrowers and their respective Subsidiaries in the form of letters of credit, in an aggregate outstanding principal amount not to exceed $50,000,000;

(s)    Indebtedness of any Borrower in respect of one or more series of senior secured first lien notes or unsecured term loans or notes that are issued in a public offering, Rule 144A or other private placement, or a bridge financing in lieu of the foregoing that otherwise converts into permanent Incremental Equivalent Debt (as defined below), that are issued or made in lieu of Incremental Term Commitments pursuant to an indenture or a note purchase agreement or otherwise (the “Incremental Equivalent Debt”); provided that (i) the aggregate principal amount of all Incremental Equivalent Debt issued pursuant to this Section 7.03(s) shall not, together with all Revolving Commitment Increases and/or Incremental Term Commitments incurred after the Closing Date, exceed the Available Incremental Amount (provided that, if such Incremental Equivalent Debt is unsecured, the incurrence of any such Indebtedness pursuant to clause (B) of the definition of Available Incremental Amount shall be subject to the Company’s compliance with the Financial Covenant as of the last day of the Test Period most recently ended for which financial statements have been delivered to the Lenders under Section 6.01(a) and (b), after giving effect to such incurrence on a Pro Forma Basis, in lieu of the Consolidated Senior Secured Net Leverage Ratio test set forth in such clause (B)), (ii) no Default shall have occurred and be continuing or would exist immediately after giving effect to such incurrence, (iii) as of the date of determination, such Incremental Equivalent Debt shall not mature earlier than the Maturity Date with respect to the Term Loans (prior to giving effect to any extensions thereof occurring after the Maturity Date), (iv) the documentation with respect to such Incremental Equivalent Debt contains no mandatory prepayment, repurchase or redemption provisions prior to the Latest Maturity Date then in effect except with respect to change of control, asset sale and casualty event mandatory offers to purchase and customary acceleration rights after an event of default that are customary for financings of such type, (v) such Incremental Equivalent Debt may participate on a pro rata basis or less than pro rata basis (but not on a greater than pro rata basis (other than pursuant to asset sale and change of control provisions customary for high-yield debt securities)) in any voluntary or mandatory prepayments of Term Loans hereunder, as specified in the applicable Incremental Amendment, (vi) such Incremental Equivalent Debt shall not be subject to any Guarantee by any Person other than a Loan Party, (vii) if such Incremental Equivalent Debt is secured, the obligations in respect thereof shall not be secured by any Lien on any asset of the Company or any Subsidiary other than any asset constituting Collateral, (viii) if such Incremental Equivalent Debt is secured, the security agreements relating to such Incremental Equivalent Debt shall be substantially the same as the Collateral Documents (with such differences as are reasonably satisfactory to the Administrative Agent), (ix) if such Incremental Equivalent Debt is secured on a pari passu basis with the Obligations, then such Incremental Equivalent Debt shall be subject to a First Lien Intercreditor Agreement, and (x) the documentation with respect to any Incremental Equivalent Debt shall contain terms and conditions not materially more restrictive (taken as a whole) in respect of the Company and its Subsidiaries than those set forth in this Agreement;

(t)    Credit Agreement Refinancing Indebtedness;

(u)    unsecured Indebtedness of the Company or any Subsidiary in an aggregate principal amount not to exceed the amount of Net Cash Proceeds of issuances of, or contributions in respect of, Equity Interests of the Company (other than proceeds of issuances of Disqualified Equity Interests) after the Closing Date to the extent that such Net Cash Proceeds shall have been actually received by OSI (through a capital contribution of such Net Cash Proceeds by the Company to OSI) on or prior to such date of determination and to the extent not used to make payments under Section 7.03(i), make Investments pursuant to Section 7.02(t), make Restricted Payments pursuant to Section 7.06(f) or (h), or count towards the Cumulative Growth Amount; provided, (i) such Indebtedness will not mature prior to the date that is ninety-one (91) days after the then Latest Maturity Date at the time of the issuance of such Indebtedness, (ii) such Indebtedness will not have mandatory prepayment or mandatory amortization, redemption, sinking fund or similar prepayments prior to the date that is ninety-one (91) days after the then Latest Maturity Date at the time of the issuance of such Indebtedness, (iii) no Default shall have occurred and be continuing or would exist immediately after giving effect to such incurrence and (iv) the terms and conditions of such Indebtedness shall be not materially more restrictive (taken as a whole) in respect of the Company and its Subsidiaries than those set forth in this Agreement;

(v)    Indebtedness of Foreign Subsidiaries in an aggregate principal amount not to exceed $100,000,000 at any time outstanding;

(w)    all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (v) above;

(x)    so long as no Default exists or would result therefrom, Permitted Ratio Debt and Permitted Refinancings thereof;

(y)    the 2025 Convertible Notes in an aggregate outstanding principal amount not to exceed $230,000,000;

(z)    any Indebtedness pursuant to any Permitted Convertible Notes Call Transaction; and

(aa)    unsecured Indebtedness under the 2029 Senior Notes in an aggregate outstanding principal amount not to exceed $500,000,000 at any time, which Indebtedness may be guaranteed on an unsecured basis by the other Loan Parties to the extent required by the terms of the 2029 Senior Notes.

For purposes of determining compliance with Section 7.03, in the event that an item of Indebtedness (or any portion thereof) at any time, whether at the time of incurrence or upon the application of all or a portion of the proceeds thereof or subsequently, meets the criteria of more than one of the categories of permitted Indebtedness described in Section 7.03(a) through (z) above, the Company, in its sole discretion, will classify and may subsequently reclassify such item of Indebtedness (or any portion thereof) in any one or more of the types of Indebtedness described in Section 7.03(a) through (z) and will only be required to include the amount and type of such Indebtedness in such of the above clauses as determined by the Company at such time. The Company will be entitled to divide and classify an item of Indebtedness in more than one of the types of Indebtedness described in Section 7.03(a) through (z). Notwithstanding the foregoing, Indebtedness incurred (a) under the Loan Documents, any Incremental Commitments and any Incremental Term Loans shall only be classified as incurred under Section 7.03(a), (b) as Credit Agreement Refinancing Indebtedness shall only be classified as incurred under Section 7.03(t) and (c) as Incremental Equivalent Debt shall only be classified as incurred under Section 7.03(s).

For purposes of determining compliance with any Dollar-denominated restriction on the incurrence of Indebtedness, the Dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed or first incurred (whichever yields the lower Dollar equivalent), in the case of revolving credit debt; provided that if such Indebtedness is incurred to refinance other Indebtedness denominated in a foreign currency, and such refinancing would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such U.S. dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed (i) the principal amount of such Indebtedness being refinanced plus (ii) the aggregate amount of fees, underwriting discounts, premiums (including tender premiums) and other costs and expenses (including original issue discount, upfront fees or similar fees) incurred in connection with such refinancing.

The accrual of interest or dividends, the accretion of accreted value, the accretion or amortization of original issue discount, and the payment of interest or dividends in the form of additional Indebtedness as the case may be, of the same class, accretion or amortization of original issue discount and increases in the amount of Indebtedness solely as a result of fluctuations in the exchange rate of currencies, will, in each case, not be deemed to be an incurrence of Indebtedness for purposes of this Section 7.03. The principal amount of any Indebtedness incurred to refinance other Indebtedness, if incurred in a different currency from the Indebtedness being refinanced, shall be calculated based on the currency exchange rate applicable to the currencies in which such respective Indebtedness is denominated that is in effect on the date of such refinancing. The principal amount of any non-interest bearing Indebtedness or other discount security constituting Indebtedness at any date shall be the principal amount thereof that would be shown on a balance sheet of the Company dated such date prepared in accordance with GAAP.

Section 7.04    Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person (including by division), or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that:

(a)    any Subsidiary may merge with (i) any Borrower (including a merger, the sole purpose of which is to reorganize such Borrower into a new jurisdiction); provided, that (x) such

Borrower shall be the continuing or surviving Person and (y) such merger does not result in such Borrower ceasing to be incorporated under the Laws of the United States, any state thereof or the District of Columbia, or (ii) any one or more other Subsidiaries; provided that when any Subsidiary that is a Loan Party is merging with another Subsidiary, a Loan Party shall be the continuing or surviving Person;

(b)    (i) any Subsidiary that is not a Loan Party may merge or consolidate with or into any other Subsidiary that is not a Loan Party and (ii) any Subsidiary may liquidate or dissolve or change its legal form (subject, (x) in the case of any change of legal form, to any such Subsidiary that is a Guarantor remaining a Guarantor and (y) in the case of a liquidation or distribution of a Loan Party, the assets of such Loan Party are transferred to a Loan Party and the security interests of the Collateral Agent in the assets so transferred remain perfected at least to the same extent that such security interests were perfected immediately prior thereto) if the Company determines in good faith that such action is in the best interests of the Company and its Subsidiaries and such change is not materially disadvantageous to the Lenders;

(c)    any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to any Borrower or to another Subsidiary; provided that if the transferor in such a transaction is a Guarantor or a Borrower, then (i) the transferee must either be a Borrower or a Guarantor or (ii) to the extent constituting an Investment, such Investment must be a permitted Investment in or Indebtedness of a Subsidiary which is not a Loan Party in accordance with Sections 7.02 and 7.03, respectively;

(d)    ~~at any time after the Covenant Relief Period has ended and~~ so long as no Default exists or would result therefrom, the Company may merge or consolidate with any other Person; provided that (i) the Company shall be the continuing or surviving corporation or (ii) if the Person formed by or surviving any such merger or consolidation is not the Company (any such Person, the “Successor Company”), (A) the Successor Company shall be an entity organized or existing under the laws of the United States, any state thereof or the District of Columbia, (B) the Successor Company shall expressly assume all the obligations of the Company under this Agreement and the other Loan Documents to which the Company is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent, (C) OSI, unless it is the other party to such merger or consolidation, shall have confirmed that its obligations under this Agreement shall remain unchanged, (D) each Guarantor, unless it is the other party to such merger or consolidation, shall have by a supplement to the Guaranty confirmed that its Guarantee shall apply to the Successor Company’s obligations under this Agreement, (E) each Guarantor, unless it is the other party to such merger or consolidation, shall have by a supplement to the Security Agreement confirmed that its obligations thereunder shall apply to the Successor Company’s obligations under this Agreement, (F) each mortgagor of a Mortgaged Property, unless it is the other party to such merger or consolidation, shall have by an amendment to or restatement of the applicable Mortgage confirmed that its obligations thereunder shall apply to the Successor Company’s obligations under this Agreement, (G) immediately after giving effect to such merger or consolidation, the Successor Company and the Subsidiaries shall be in Pro Forma Compliance with the Financial Covenant, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such merger or consolidation had been consummated as of the first day of the fiscal period covered thereby and evidenced by a certificate from the chief financial officer of the Successor Company demonstrating such compliance calculation in reasonable detail, and (H) the Company shall have delivered to the Administrative Agent an officer’s certificate and an opinion of counsel, each stating that such merger or consolidation and such supplement to this Agreement or any Collateral Document comply with this Agreement; provided, further, that if the foregoing are satisfied, the Successor Company will succeed to, and be substituted for, the Company under this Agreement;

(e)    so long as no Default exists or would result therefrom, any Subsidiary may merge with any other Person in order to effect an Investment permitted pursuant to Section 7.02; provided that the continuing or surviving Person shall be a Subsidiary, which together with each of its Subsidiaries, shall have complied with the requirements of Section 6.11; and

(f)    so long as no Default exists or would result therefrom, a merger, dissolution, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 7.05.

Section 7.05    Dispositions. Make any Disposition, except:

(a)    (x) Dispositions of obsolete or worn out property and assets, whether now owned or hereafter acquired, in the ordinary course of business, (y) Dispositions of property or assets no longer used or useful in the conduct of the business of the Borrowers and their respective Subsidiaries and (z) Dispositions to landlords of improvements made to leased real property pursuant to customary terms of leases entered into in the ordinary course of business;

(b)    Dispositions of inventory and assets of de minimus value, in any case in the ordinary course of business;

(c)    Dispositions of property in the ordinary course of business to the extent that (x) such property is exchanged for credit against the purchase price of similar replacement property or (y) the proceeds of such Disposition are promptly applied to the purchase price of such replacement property;

(d)    Dispositions of property to a Borrower or to a Subsidiary; provided that if the transferor of such property is a Borrower or a Guarantor, (i) the transferee thereof must either be a Guarantor or a Borrower or (ii) to the extent such transaction constitutes an Investment, such transaction is permitted under Section 7.02;

(e)    Dispositions permitted by Sections 7.04 and 7.06, Investments permitted by Section 7.02, Liens permitted by Section 7.01, Dispositions of Equity Interests in Employment Participation Subsidiaries to restaurant employees of, and development partners with, the Borrowers and their respective Subsidiaries and Dispositions in connection with the 2025 Convertible Notes;

(f)    Dispositions of property (other than IP Collateral) for cash pursuant to sale-leaseback transactions; provided that (i) with respect to such property owned by the Borrowers and their respective Subsidiaries on the Closing Date, the Fair Market Value of all property so Disposed of after the Closing Date shall not exceed $50,000,000, and (ii) with respect to such property acquired by any Borrower or any Subsidiary after the Closing Date, the applicable sale-leaseback transaction occurs within two hundred and seventy (270) days after the acquisition or construction (as applicable) of such property or any material repair, replacement or improvement thereof (including reconstruction, refurbishment, renovation and development of real property);

(g)    Dispositions of Cash Equivalents;

(h)    Dispositions or discounts without recourse of accounts receivable in connection with the compromise or collection thereof and not as part of a financing transaction;

(i)    (1) leases, subleases, licenses or sublicenses, in each case which do not materially interfere with the business of the Borrowers and their respective Subsidiaries, taken as a whole; and (2) Dispositions of intellectual property that do not materially interfere with the business of any Borrower or any of its Subsidiaries;

(j)    transfers of property subject to Casualty Events upon receipt of the Net Cash Proceeds of such Casualty Event;

(k)    Dispositions of property not otherwise permitted under this Section 7.05; provided that (i) the Company and its Subsidiaries shall be in Pro Forma Compliance with the Financial Covenant, (ii) at the time of such Disposition (other than any such Disposition made pursuant to a legally binding commitment entered into at a time when no Default has occurred and is continuing), no Default shall have occurred and is continuing or would result from such Disposition, and (iii) with respect to any Disposition (or series of related Dispositions) pursuant to this clause (k) for a purchase price in excess of $5,000,000, the Company or a Subsidiary shall receive not less than 75% of such consideration in the form of cash or Cash Equivalents (in each case, free and clear of all Liens at the time received, other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(l) and clauses (i) and (ii) of Section 7.01(t)); provided, however, that for the purposes of this clause (iii), (A) any liabilities (as shown on the Company’s or such Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of the Company or such Subsidiary (other than liabilities that are by their terms subordinated to the payment in cash of the Obligations) that are assumed by the transferee with respect to the applicable Disposition and for which the Company and all of its Subsidiaries shall have been validly released by all applicable creditors in writing, (B) any securities received by the Company or such Subsidiary from such transferee that are converted by the Company or such Subsidiary into cash (to the extent of the cash received) within 180 days following the closing of the applicable Disposition and (C) any Designated Non-Cash Consideration received by the Company or such Subsidiary in respect of such Disposition having an aggregate Fair Market Value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (C) that is at that time outstanding, not in excess of the greater of (1) $40,000,000 and (2) 1.5% of Total Assets, with the Fair Market Value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall be deemed to be cash;

(l)    Dispositions of Excluded Real Property;

(m)    Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements;

(n)    to the extent allowable under Section 1031 of the Code (or comparable or successor provision), any exchange of like property (excluding any boot thereon permitted by such provision) for use in any business conducted by the Borrowers or any of their respective Subsidiaries that is not in contravention of Section 7.07;

(o)    the unwinding of any Swap Contract;

(p)    any swap of assets (other than Cash Equivalents) in exchange for assets of the same type in the ordinary course of business of comparable or greater value or usefulness to the business of the Borrowers and their respective Subsidiaries taken as a whole, as determined in good faith by the management of the Company; and

(q)    the settlement or early termination of any Permitted Bond Hedge Transaction and the settlement or early termination of any related Permitted Warrant Transactions.

provided that any Disposition of any property pursuant to this Section 7.05 (except pursuant to Sections 7.05(a)(y), (a)(z), (d), (e), (j) and (o) and except for Dispositions from a Loan Party to another Loan Party), shall be for no less than the Fair Market Value of such property at the time of such Disposition. To the extent any Collateral is Disposed of as expressly permitted by this Section 7.05 to any Person other than the Company or any Subsidiary, such Collateral shall be sold free and clear of the Liens created by the Loan Documents, and the Administrative Agent or the Collateral Agent, as applicable, shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

Section 7.06    Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, except:

(a)    each Subsidiary may make Restricted Payments to the Borrowers and to other Subsidiaries (and, in the case of a Restricted Payment by a non-Wholly Owned Subsidiary, to any Borrower and any other Subsidiary and to each other owner of Equity Interests of such Subsidiary based on their relative ownership interests of the relevant class of Equity Interests);

(b)    each Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the Equity Interests (other than Disqualified Equity Interests not otherwise permitted by Section 7.03) of such Person;

(c)    each Borrower and each Subsidiary may make distributions to Persons in Brazil to the extent that such amounts are structured to serve as a component of compensation providing more favorable tax treatment than salary and are deducted in determining Consolidated Net Income;

(d)    to the extent constituting Restricted Payments, the Borrowers and their respective Subsidiaries may enter into and consummate transactions expressly permitted by any provision of Section 7.04 or 7.08 (other than Sections 7.08(d) and (e));

(e)    repurchases of Equity Interests in any Borrower or any Subsidiary deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants;

(f)    the Company may make Restricted Payments for the repurchase, retirement or other acquisition or retirement for value of Equity Interests of the Company by any future, present or former employee, consultant or director of the Company or any of its Subsidiaries; provided that the aggregate amount of Restricted Payments made pursuant to this clause (f) in any calendar year, when combined with the aggregate amount of all cash payments (whether principal or interest) made by the Loan Parties in respect of any promissory notes pursuant to Section 7.03(i) in such calendar year, shall not exceed $40,000,000, provided that any unused amounts in any calendar year may be carried over to succeeding calendar years, so long as the aggregate amount of all Restricted Payments made pursuant to this Section 7.06(f) in any calendar year (after giving effect to such carry forward), when aggregated with the aggregate amount of all cash payments made in respect of promissory notes pursuant to Section 7.03(i) in such calendar year (after giving effect to such carry forward), shall not exceed $50,000,000; provided that any cancellation of Indebtedness owing to the Company in connection with and as consideration for a repurchase of Equity Interests of the Company shall not be deemed to constitute a Restricted Payment for purposes of this clause (f); provided, further, that such amount in any calendar year may be increased by an amount not to exceed the remainder of (x) the sum of (1) the amount of Net Cash Proceeds of issuances of Equity Interests (other than proceeds from the issuance of Disqualified Equity Interests) to the extent that such Net Cash Proceeds shall have been actually received by the Borrower through a capital contribution of such Net Cash Proceeds by the Company (and to the extent not used to make an Investment pursuant to Section 7.02(m) or (t), a payment pursuant to Section 7.03(i), a prepayment of Junior Financings pursuant to Section 7.12(a)(v) or a Restricted Payment pursuant to Section 7.06(f) or (h)), in each case to employees, directors, officers, members of management or consultants of the Company or of its Subsidiaries that occurs after the Closing Date plus (2) the net cash proceeds of key man life insurance policies received by the Company or any of its Subsidiaries after the Closing Date less (y) the aggregate amount of all Restricted Payments made after the Closing Date with the net cash proceeds described in preceding clause (x) (2) less (z) the aggregate amount of all cash payments made in respect of any promissory notes pursuant to Section 7.03(i) after the Closing Date in reliance on the last proviso appearing in Section 7.03(i);

(g)    cash payments in lieu of the issuance of fractional shares or interests in connection with the exercise of warrants, options or other rights or securities convertible into or exchangeable for Equity Interests of the Company; provided, that any such cash payment shall not be for the purpose of evading the limitation of this covenant (as determined in good faith by the board of directors of the Company);

(h)    so long as no Default shall have occurred and be continuing or would result therefrom, the Borrowers may make additional Restricted Payments with the proceeds of Excluded Contributions;

(i)    repurchases, redemptions and other acquisitions of Equity Interests in Employment Participation Subsidiaries held by current or former restaurant employees of, and development partners with, the Company or any of its Subsidiaries;

(j)    so long as, (i) on a Pro Forma Basis, the Total Net Leverage Ratio is no greater than 3.50:1.00 and (ii) no Default shall have occurred and be continuing or would result therefrom, the Borrowers may make additional Restricted Payments;

(k)    so long as, on the date of declaration thereof, (i) no Default shall have occurred and be continuing or would result therefrom and (ii) immediately after giving effect to such Restricted Payment, the Company and its Subsidiaries shall be in Pro Forma Compliance with the Financial Covenant, any Borrower may declare and pay regular quarterly dividends (excluding any special or one-time dividends) that have been approved by such Borrower’s board of directors;

(l)    convert or exchange any 2025 Convertible Notes in accordance with its terms into shares of Qualified Equity Interests of the Company and make a payment of cash in lieu of fractional shares of the Company’s Qualified Equity Interests deliverable upon any such conversion or exchange; and

(m)    (i) any payments in connection with a Permitted Bond Hedge Transaction and (ii) the settlement of any related Permitted Warrant Transaction (1) by delivery of shares of the Company’s common stock upon settlement thereof or (2) by (A) set-off against the related Permitted Bond Hedge Transaction or (B) payment of an early termination amount thereof in common stock upon any early termination thereof.

~~Notwithstanding the foregoing, Restricted Payments pursuant to Sections 7.06(f), (h), (j) and (k) may not be made during the Covenant Relief Period.~~

Section 7.07    Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Borrowers and their respective Subsidiaries on the Closing Date or any business reasonably related or ancillary thereto.

Section 7.08    Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of any Borrower, whether or not in the ordinary course of business, other than (a) transactions between or among Loan Parties and/or Subsidiaries or any entity that becomes a Subsidiary as a result of such transaction in each case to the extent that such transactions are not otherwise prohibited by this Agreement, (b) on terms substantially as favorable to such Borrower or such Subsidiary as would be obtainable by such Borrower or such Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate, (c) consummation of the Transaction, including the payment of fees and expenses related to the Transaction, (d) Restricted Payments permitted under Section 7.06, (e) loans and other transactions by the Borrowers and their respective Subsidiaries to the extent permitted under this Article VII, (f) employment, consulting and severance arrangements between the Borrowers and their respective Subsidiaries and their respective officers and employees in the ordinary course of business and transactions pursuant to stock option plans and employee or director benefit plans and arrangements, (g) payments by the Borrowers and their respective Subsidiaries pursuant to the tax sharing agreements among the Borrowers and their respective Subsidiaries on customary terms to the extent attributable to the ownership or operations of the Borrowers and their respective Subsidiaries, (h) the payment of customary fees and reasonable out of pocket costs and expenses to, and indemnities provided on behalf of, directors, officers, consultants and employees of the Company and its Subsidiaries in the ordinary course of business to the extent attributable to the ownership or operation of the Company and its Subsidiaries, (i) transactions pursuant to permitted agreements in existence on the Closing Date and set forth on Schedule 7.08 or any amendment thereto or replacement thereof to the extent such an amendment or replacement is not adverse to the Lenders in any material respect, (j) transactions with suppliers, joint venture partners or purchasers or sellers of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of this Agreement which are fair to the Company and its Subsidiaries, in the reasonable determination of the board of directors of the Company or the senior management thereof, or are on terms at least as favorable as would reasonably have been obtained at such time from an unaffiliated party, (k) transactions in which the Company or any of its Subsidiaries, as the case may be, delivers to the Administrative Agent a letter from an Independent Financial Advisor stating that such transaction is fair to the Company or such Subsidiary from a financial point of view or meets the requirements of Section 7.08(b) and (l) Affiliates of the Borrowers purchasing and holding 2025 Convertible Notes.

Section 7.09    Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability of (a) any Subsidiary that is not a Guarantor to make Restricted Payments, intercompany loans or other advances to any Borrower or any Guarantor or (b) any Borrower or any Loan Party to create, incur, assume or suffer to exist Liens on property of such Person for the benefit of the Secured Parties with respect to the Facilities and the Obligations or under the Loan Documents; provided that the foregoing clauses (a) and (b) shall not apply to Contractual Obligations which (i) (x) exist on the Closing Date and (to the extent not otherwise permitted by this Section 7.09) are listed on Schedule 7.09 and (y) to the extent Contractual Obligations permitted by preceding clause (x) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any permitted modification, replacement, renewal, extension or refinancing of such Indebtedness so long as such modification, replacement, renewal, extension or refinancing does not expand the scope of such Contractual Obligation in any material respect, (ii) are binding on a Subsidiary at the time such Subsidiary first becomes a Subsidiary, so long as such Contractual Obligations were not entered into solely in contemplation of such Person becoming a Subsidiary, (iii) represent Indebtedness of a Subsidiary which is not a Loan Party which is permitted by Section 7.03, (iv) are customary restrictions that arise in connection with (x) any Lien permitted by Sections 7.01(j), (l), (m), (s), (t)(i), (t)(ii), (u) and (aa) and relate to the property subject to such Lien or (y) any Disposition permitted by Section 7.05 applicable pending such Disposition solely to the assets subject to such Disposition, (v) are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 7.02 and applicable solely to such joint venture, (vi) are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 7.03 but solely to the extent any negative pledge relates to the property financed by or the subject of such Indebtedness (and excluding in any event any Indebtedness constituting any Junior Financing), (vii) are customary restrictions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to property interests, rights or the assets subject thereto, (viii) comprise restrictions imposed by any agreement relating to secured Indebtedness permitted pursuant to Section 7.03(e), (g)(A), or (v) to the extent that such restrictions apply only to the property or assets securing such Indebtedness or, in the case of Indebtedness incurred pursuant to Section 7.03(g)(A) only, to the Subsidiaries incurring or guaranteeing such Indebtedness, (ix) are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of any Borrower or any Subsidiary, (x) are customary provisions restricting assignment of any agreement entered into in the ordinary course of business, (xi) are restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business, (xii) arise in connection with cash or other deposits permitted under Section 7.01 or 7.02, and limited to such cash or deposits; and (xiii) comprise restrictions imposed by any agreement governing Indebtedness entered into after the Closing Date and permitted under Section 7.03 that are, taken as a whole, in the good faith judgment of the Company, no more restrictive with respect to the Company or any Subsidiary than customary market terms for Indebtedness of such type (and, in any event, are no more restrictive than the restrictions contained in this Agreement), so long as the Company shall have determined in good faith that such restrictions will not affect its obligations or ability to make any payments required hereunder.

Section 7.10    Financial Covenant. Permit the Total Net Leverage Ratio as of the last day of each Test Period set forth below to be greater than the corresponding ratio set forth below (the “Financial Covenant”):

Period	Maximum Ratio
March 28, 2021	5.50 to 1.00
June 27, 2021	5.00 to 1.00
September 26, 2021 and thereafter	4.50 to 1.00

Section 7.11    Accounting Changes. Make any change in fiscal quarter or fiscal year of the Company; provided, however, that the Company may, upon written notice to the Administrative Agent, change its fiscal quarter or fiscal year to any other fiscal quarter or fiscal year reasonably acceptable to the Administrative Agent, in which case, the Company and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal quarter or fiscal year of the Company.

Section 7.12    Prepayments, Etc. of Indebtedness. (a) Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that payments of regularly scheduled principal (to the extent permitted hereunder) and interest shall be permitted) any Junior Financing except (i) the refinancing thereof with any Indebtedness (to the extent such Indebtedness constitutes a Permitted Refinancing), to the extent not required to prepay any Loans or Facility pursuant to Section 2.05(b), (ii) the conversion or exchange of any Junior Financing to Equity Interests (other than Disqualified Equity Interests) of the Company, (iii) the prepayment of Indebtedness of any Borrower or any Subsidiary to any Borrower or any Subsidiary to the extent permitted by the subordination provisions contained in the Intercompany Note, (iv) prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings prior to their scheduled maturity in an aggregate amount not to exceed the greater of (A) $100,000,000 and (B) 3.0% of Total Assets, (v) prepayments, redemptions, purchases, defeasances and other payments in respect of the Junior Financings prior to their scheduled maturity in an aggregate amount not to exceed the Cumulative Growth Amount immediately prior to the making of such payment, (vi) additional prepayments, redemptions, purchases, defeasances and other payments in respect of the Junior Financings so long as (A) on a Pro Forma Basis, the Total Net Leverage Ratio is no greater than 3.50:1.00 and (B) no Default shall have occurred and be continuing or would result therefrom and (vii) (A) the conversion or exchange of any 2025 Convertible Notes in accordance with their terms into or for shares of Qualified Equity Interests of the Company and the making of a payment of cash in lieu of fractional shares of the Company’s Qualified Equity Interests deliverable upon any such conversion or exchange and/or (B) the delivery of cash in connection with any conversion or exchange of 2025 Convertible Notes in accordance with their terms in an aggregate amount since the date of the indenture governing such 2025 Convertible Notes not to exceed the sum of (x) the principal amount of such 2025 Convertible Notes and (y) the amount of any payments received by the Company or any of its Subsidiaries pursuant to the exercise, settlement, termination or unwind of any related Permitted Bond Hedge Transaction substantially concurrently with, or a commercially reasonable period of time before or after, the settlement date for the exchange or conversion of the relevant 2025 Convertible Notes.

~~Notwithstanding the foregoing, prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings pursuant to Sections 7.12(a)(iv) and (a)(v) may not be made during the Covenant Relief Period.~~

(b)    Amend, modify or change in any manner materially adverse to the interests of the Lenders any term or condition (including any subordination provisions) of any Junior Financing Documentation in respect of any Junior Financing having an aggregate outstanding principal amount in excess of the Threshold Amount without the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed).

Section 7.13    Sanctions; Anti-Corruption Laws.

(a)    None of the Company or any of the Company’s Subsidiaries will directly or, to the knowledge of the Company or any of the Company’s Subsidiaries, indirectly, use the proceeds of any Credit Extension in violation of applicable Sanctions or otherwise knowingly make available such proceeds to any Person for the purpose of financing the activities of any Sanctioned Person, except to the extent licensed, exempted or otherwise approved by a competent governmental body responsible for enforcing such Sanctions.

(b)    None of the Company or any of the Company’s Subsidiaries will directly or, to the knowledge of the Company or any of the Company’s Subsidiaries, indirectly, use the proceeds of any Credit Extension for any purpose which would breach any Anti-Corruption Laws in any material respect.

Section 7.14    Capital Expenditures. Permit the aggregate amount of all Capital Expenditures made during the fiscal year ending December 26, 2021 to exceed $200,000,000.

ARTICLE VIII

EVENTS OF DEFAULT AND REMEDIES

Section 8.01    Events of Default. Any of the following shall constitute an Event of Default:

(a)    Non-Payment. Any Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan or any Unreimbursed Amount (to the extent that such Unreimbursed Amount has not been refinanced by a Revolving Credit Borrowing in accordance with Section 2.03(c)) or (ii) within five (5) Business Days after the same becomes due, any interest on any Loan or any other amount payable hereunder or with respect to any other Loan Document; or

(b)    Specific Covenants. Any Borrower fails to perform or observe any term, covenant or agreement contained in any of Sections 6.03(a), 6.05(a) (solely with respect to any Borrower) or Article VII; or

(c)    Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after notice thereof by the Administrative Agent to the Company; or

(d)    Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Borrower or any other Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

(e)    Cross-Default. Any Loan Party or any Subsidiary (A) fails to make any payment beyond the applicable grace period with respect thereto, if any (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness (other than Indebtedness hereunder), together with any other Indebtedness (other than Indebtedness hereunder) in respect of which such a payment default exists, having an aggregate principal amount for all such Indebtedness of not less than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness having an aggregate principal amount for all such Indebtedness of not less than the Threshold Amount, or any other event occurs (other than, with respect to Indebtedness consisting of Swap Contracts, termination events or equivalent events pursuant to the terms of such Swap Contracts), the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity (other than fundamental change offers to repurchase any 2025 Convertible Notes); provided that this clause (e)(B) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness; or

(f)    Insolvency Proceedings, Etc. Any Loan Party or any of the Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or

(g)    Inability to Pay Debts; Attachment. (i) Any Loan Party or any Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts in excess of the Threshold Amount as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of the Loan Parties, taken as a whole, and is not released, vacated or fully bonded within sixty (60) days after its issue or levy; or

(h)    Judgments. There is entered against any Loan Party or any Subsidiary one or more final judgments or orders for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and has not denied coverage) and such judgments or orders shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period of sixty (60) consecutive days; or

(i)    ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party in an aggregate amount which could reasonably be expected to result in a Material Adverse Effect, or (ii) any Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount which could reasonably be expected to result in a Material Adverse Effect; or

(j)    Invalidity of Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder (including as a result of a transaction permitted under Section 7.04 or 7.05) or as a result of acts or omissions by the Administrative Agent or any Lender or the satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party contests in writing the validity or enforceability of any provision of any Loan Document or any Lien on any material portion of the Collateral created thereby; or any Loan Party denies in writing that it has any or further liability or obligation under any Loan Document (other than as a result of repayment in full of the Obligations and termination of the Aggregate Commitments), or purports in writing to revoke or rescind any Loan Document; or

(k)    Change of Control. There occurs any Change of Control; or

(l)    Collateral Documents. (i) Any Collateral Document after delivery thereof pursuant to Section 4.01, 6.11 or 6.13 shall for any reason (other than pursuant to the terms thereof including as a result of a transaction permitted under Section 7.04 or 7.05) cease to create a valid and perfected lien, with the priority required by the Collateral Documents on and security interest in any material portion of the Collateral purported to be covered thereby, subject to Permitted Liens, except to the extent that any such loss of perfection or priority results from the failure of the Administrative Agent or the Collateral Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Documents or to file Uniform Commercial Code continuation statements and except as to Collateral consisting of real property to the extent that such losses are covered by a lender’s title insurance policy and such insurer has not denied coverage, or (ii) any of the Equity Interests of OSI ceasing to be pledged pursuant to the Security Agreement free of Liens other than Liens created by the Security Agreement or any nonconsensual Liens arising solely by operation of Law; or

(m)    Junior Financing Documentation. (i) Any of the Obligations of the Loan Parties under the Loan Documents for any reason shall cease to be “Senior Indebtedness” (or any comparable term) or “Senior Secured Financing” (or any comparable term) under, and as defined in, any Junior Financing Documentation that is subordinated (or required to be subordinated) to the Obligations and having an aggregate principal amount (for all such Junior Financing Documentation) of not less than the Threshold Amount, (ii) the subordination provisions set forth in any Junior Financing Documentation shall, in whole or in part, cease to be effective or cease to be legally valid, binding and enforceable against the holders of any such Junior Financing having an aggregate principal amount (for all such Junior Financing Documentation) of not less than the Threshold Amount, if applicable or (iii) any Loan Party contests in writing the validity or enforceability of any subordination provision set forth in any Junior Financing Documentation.

Section 8.02    Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent may and, at the request of the Required Lenders, shall take any or all of the following actions:

(a)    declare the commitment of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

(b)    declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Borrower;

(c)    require that the Borrowers Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

(d)    exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law;

provided that upon the occurrence of an actual or deemed entry of an Event of Default under Section 8.01(f) with respect to any Borrower, the obligation of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrowers to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

Section 8.03    Exclusion of Immaterial Subsidiaries. Solely for the purpose of determining whether a Default has occurred under clause (f) or (g) of Section 8.01, any reference in any such clause to any Subsidiary or Loan Party shall be deemed not to include any Immaterial Subsidiary (it being agreed that all Immaterial Subsidiaries affected by any event or circumstance referred to in any such clause shall be considered together, as a single consolidated Immaterial Subsidiary, for purposes of determining whether the condition specified above is satisfied).

Section 8.04    Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest, but including Attorney Costs payable under Section 10.04 and amounts payable under Article III) payable to each of the Administrative Agent and the Collateral Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees (other than commitment fees, letter of credit fees and facility fees), indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs payable under Section 10.04 and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid commitment fees, letter of credit fees, facilities fees and interest on the Loans and L/C Borrowings, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings, the Obligations under Secured Hedge Agreements and the Cash Management Obligations, ratably among the Lenders and the other Secured Parties in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to the Administrative Agent for the account of the L/C Issuers, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit;

Sixth, to the payment of all other Obligations of the Loan Parties that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrowers or as otherwise required by Law.

Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above and, if no Obligations remain outstanding, to the Borrowers.

ARTICLE IX

ADMINISTRATIVE AGENT AND OTHER AGENTS

Section 9.01    Appointment and Authorization of Agents. (a) Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall have no duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(b)    Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each such L/C Issuer shall have all of the benefits and immunities (i) provided to the Agents in this Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Agent” as used in this Article IX and in the definition of “Agent-Related Person” included such L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to such L/C Issuer.

(c)    The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (in its capacities as a Lender, Swing Line Lender (if applicable), L/C Issuer (if applicable) and a potential Hedge Bank) hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of (and to hold any security interest created by the Collateral Documents for and on behalf of or on trust for) such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” (and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.02 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX (including, Section 9.07, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.

Section 9.02    Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents or of exercising any rights and remedies thereunder) by or through agents, employees or attorneys-in-fact, such sub-agents as shall be deemed necessary by the Administrative Agent and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or sub-agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct (as determined in the final judgment of a court of competent jurisdiction).

Section 9.03    Liability of Agents. No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or the perfection or priority of any Lien or security interest created or purported to be created under the Collateral Documents, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into the utilization of any L/C Issuer’s L/C Commitment (it being understood and agreed that each L/C Issuer shall monitor compliance with its own L/C Commitment without any further action by the Administrative Agent).

Section 9.04    Reliance by Agents. (a) Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by such Agent. Each Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

(b)    For purposes of determining compliance with the conditions specified in Article IV, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

Section 9.05    Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Company referring to this Agreement, describing such Default and stating that such notice is a “notice of default.” The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to any Event of Default as may be directed by the Required Lenders in accordance with Article VIII; provided that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable or in the best interest of the Lenders.

Section 9.06    Credit Decision; Disclosure of Information by Agents. Each Lender and each L/C Issuer expressly acknowledges that none of the Administrative Agent, any Joint Lead Arranger or any of their respective Agent-Related Persons has made any representations or warranties to it and that no act taken or failure to act by the Administrative Agent, any Joint Lead Arranger or any of their respective Agent-Related Persons, including any consent to, and acceptance of any assignment or review of the affairs of the Borrowers and their Subsidiaries or Affiliates shall be deemed to constitute a representation or warranty of the Administrative Agent, any Joint Lead Arranger or any of their respective Agent-Related Persons to any Lender, any L/C Issuer or any other Secured Party as to any matter, including whether the Administrative Agent, any Joint Lead Arranger or any of their respective Agent-Related Persons have disclosed material information in their (or their respective Agent-Related Persons’) possession. Each Lender and each L/C Issuer expressly acknowledges, represents and warrants to the Administrative Agent and each Joint Lead Arranger that (a) the Loan Documents set forth the terms of a commercial lending facility, (b) it is engaged in making, acquiring, purchasing or holding commercial loans in the ordinary course and is entering into this Agreement and the other Loan Documents to which it is a party as a Lender for the purpose of making, acquiring, purchasing and/or holding the commercial loans set forth herein as may be applicable to it, and not for the purpose of making, acquiring, purchasing or holding any other type of financial instrument, (c) it is sophisticated with respect to decisions to make, acquire, purchase or hold the commercial loans applicable to it and either it or the Person exercising discretion in making its decisions to make, acquire, purchase or hold such commercial loans is experienced in making, acquiring, purchasing or holding commercial loans, (d) it has, independently and without reliance upon the Administrative Agent, any Joint Lead Arranger, any other Lender or any of their respective Agent-Related Persons and based on such documents and information as it has deemed appropriate, made its own credit analysis and appraisal of, and investigations into, the business, prospects, operations, property, assets, liabilities, financial and other condition and creditworthiness of the Borrowers and their Subsidiaries, all applicable bank or other regulatory applicable Laws relating to the Transactions and the transactions contemplated by this Agreement and the other Loan Documents and (e) it has made its own independent decision to enter into this Agreement and the other Loan Documents to which it is a party and to extend credit hereunder and thereunder. Each Lender and each L/C Issuer also acknowledges that (i) it will, independently and without reliance upon the Administrative Agent, any Joint Lead Arranger or any other Lender or any of their respective Agent-Related Persons (A) continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder based on such documents and information as it shall from time to time deem appropriate and its own independent investigations and (B) continue to make such investigations and inquiries as it deems necessary to inform itself as to the Borrowers and their Subsidiaries and (ii) it will not assert any claim in contravention of this Section 9.06.

Section 9.07    Indemnification of Agents. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), in accordance with its Pro Rata Share, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Agent-Related Person’s own gross negligence, bad faith or willful misconduct, as determined by the final judgment of a court of competent jurisdiction; provided that no action taken in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Loan Documents) shall be deemed to constitute gross negligence, bad faith or willful misconduct for purposes of this Section 9.07. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 9.07 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including

Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrowers and without limiting the Borrowers’ obligation to do so. The undertaking in this Section 9.07 shall survive termination of the Aggregate Commitments, the payment of all other Obligations and the resignation of the Administrative Agent.

Section 9.08    Agents in their Individual Capacities. Wells Fargo and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though Wells Fargo were not the Administrative Agent, the Swing Line Lender or an L/C Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Wells Fargo or its Affiliates may receive information regarding any Loan Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Wells Fargo shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent, the Swing Line Lender or an L/C Issuer, and the terms “Lender” and “Lenders” include Wells Fargo in its individual capacity.

Section 9.09    Successor Agents. The Administrative Agent may resign as the Administrative Agent upon ten (10) days’ notice to the Lenders and the Borrowers. If the Administrative Agent is subject to an Agent-Related Distress Event, the Required Lenders may remove the Administrative Agent upon ten (10) days’ notice. Upon the resignation or removal of the Administrative Agent under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be consented to by the Borrowers (which consent of the Borrowers shall not be unreasonably withheld or delayed if such successor is a commercial bank with a combined capital and surplus of at least $1,000,000,000, and otherwise may be withheld at the Borrowers’ sole discretion) at all times other than during the existence of an Event of Default under Section 8.01(a), (f) or (g). If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrowers, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, the Person acting as such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term “Administrative Agent,” shall mean such successor administrative agent and/or Supplemental Administrative Agent, as the case may be, and the retiring Administrative Agent’s appointment, powers and duties as the Administrative Agent shall be terminated. After the retiring Administrative Agent’s resignation or removal hereunder as the Administrative Agent, the provisions of this Article IX and Sections 10.04 and 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement. If no successor agent has accepted appointment as the Administrative Agent by the date which is ten (10) days following the retiring Administrative Agent’s notice of resignation or the receipt by the Administrative Agent of the notice of removal referred to above, as applicable, the retiring Administrative Agent’s resignation or removal, as the case may be, shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to (a) continue the perfection of the Liens granted or purported to be granted by the Collateral Documents or (b) otherwise ensure that the Collateral and Guarantee Requirement is satisfied, the Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the retiring Administrative Agent’s resignation or removal hereunder as the Administrative Agent, the provisions of this Article IX shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

Section 9.10    Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)    to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.03(h) and (i), 2.09 and 10.04) allowed in such judicial proceeding; and

(b)    to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts due the Administrative Agent under Section 2.09 and 10.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

Section 9.11       Collateral and Guaranty Matters. The Lenders irrevocably agree:

(a)    that any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document shall be automatically released (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than (x) obligations under Secured Hedge Agreements not yet due and payable, (y) Cash Management Obligations not yet due and payable and (z) contingent indemnification obligations not yet accrued and payable) and the expiration or termination of all Letters of Credit (or upon cash collateralization of all Letters of Credit in a manner and pursuant to arrangements reasonably satisfactory to the Administrative Agent and the applicable L/C Issuers or receipt of backstop letters of credit, in form and substance and from a financial institution, reasonably satisfactory to the Administrative Agent and the applicable L/C Issuers), (ii) at the time the property subject to such Lien is transferred or to be transferred as part of or in connection with any transfer permitted hereunder or under any other Loan Document to any Person other than any Borrower or any Guarantor (whether as a Disposition or Investment), (iii) subject to Section 10.01, if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders; provided that any release of all or substantially all of the Collateral shall be subject to Section 10.01(e); or (iv) if the property subject to such Lien is owned by a Guarantor, upon release of such Guarantor from its obligations under its Guaranty pursuant to clause (c) below;

(b)    to release or subordinate any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(i); provided that any release of all or substantially all of the Collateral shall be subject to Section 10.01(e); and

(c)    that any Guarantor shall be automatically released from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction or designation permitted hereunder; provided that no such release shall occur if such Guarantor continues (after giving effect to the consummation of such transaction or designation) to be a guarantor in respect of any Junior Financing; provided further that the release of Guarantors comprising substantially all of the aggregate value of the Guarantees shall be subject to Section 10.01(f).

Upon request by the Administrative Agent at any time, the Required Lenders (or such greater number of Lenders as may be required pursuant to Section 10.01) will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.11. In each case as specified in this Section 9.11, the Administrative Agent will (and each Lender irrevocably authorizes the Administrative Agent to), at the Borrowers’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to evidence the release of such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.11.

Section 9.12    Other Agents; Arrangers and Managers. None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a “syndication agent,” “documentation agent”, “joint bookrunner” or “joint arranger” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

Section 9.13    Appointment of Supplemental Administrative Agents. (a) It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, the Administrative Agent is hereby authorized to appoint an additional individual or institution selected by the Administrative

Agent in its sole discretion as a separate trustee, co-trustee, administrative agent, collateral agent, administrative sub-agent or administrative co-agent (any such additional individual or institution being referred to herein individually as a “Supplemental Administrative Agent” and collectively as “Supplemental Administrative Agents”).

(b)    In the event that the Administrative Agent appoints a Supplemental Administrative Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Administrative Agent to the extent, and only to the extent, necessary to enable such Supplemental Administrative Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Administrative Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Administrative Agent, and (ii) the provisions of this Article IX and of Section 10.04 and 10.05 that refer to the Administrative Agent shall inure to the benefit of such Supplemental Administrative Agent and all references therein to the Administrative Agent shall be deemed to be references to the Administrative Agent and/or such Supplemental Administrative Agent, as the context may require.

(c)    Should any instrument in writing from any Borrower or any other Loan Party be required by any Supplemental Administrative Agent so appointed by the Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, such Borrower shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent. In case any Supplemental Administrative Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Administrative Agent, to the extent permitted by Law, shall vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Administrative Agent.

Section 9.14    Lender Representation.

(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Joint Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i)    such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit or the Commitments or this Agreement;

(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;

(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or

(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)    In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Joint Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent, any Joint Lead Arranger and their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

Section 9.15    Erroneous Payments.

(a)    Each Lender, each L/C Issuer and each other Secured Party hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or L/C Issuer or any other Secured Party (or the Lender Affiliate of a Secured Party) that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lender, L/C Issuer or other Secured Party (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such ~~Lender from the Administrative Agent or any of its Affiliates~~Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such ~~Lender~~Payment Recipient (whether or not known to such ~~Lender~~Payment Recipient) or (ii) ~~it~~any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such ~~Lender~~Payment Recipient otherwise becomes aware was transmitted~~,~~ or received~~,~~ in error or by mistake (in whole or in part) then , in each case, an error in payment ~~has~~shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 9.15(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”) ~~and the Lender~~, then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment ~~and~~; provided that nothing in this Section shall require the Administrative Agent to provide any of the ~~extent permitted by applicable law, such Lender~~notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to ~~the~~any Erroneous Payment, and hereby waives~~,~~ any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments ~~received~~, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.

(b)    Without limiting the immediately preceding clause (a), each ~~Lender~~Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence ~~and, in~~.

(c)     In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent~~, it~~ such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds ~~(~~and in the currency so received~~)~~, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such ~~Lender~~Payment Recipient to the date such amount is repaid to the Administrative Agent ~~in same day funds~~ at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

(d)    In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s applicable lending affiliate in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 10.07 and (3) the Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person.

(e)    ~~(c) The Borrower and each other Loan Party~~Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any ~~Lender~~Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such ~~Lender~~Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 9.15 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not ~~pay, prepay, repay~~for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or ~~otherwise satisfy~~other satisfaction of any Obligations owed by the Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Loan Party for the purpose of making a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the ~~applicable Lender, Administrative Agent or other Secured Party~~Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received.

(f)    ~~(d)~~ Each party’s obligations under this Section 9.15 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

(g)     Nothing in this Section 9.15 will constitute a waiver or release of any claim of the Administrative Agent hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment.

ARTICLE X

MISCELLANEOUS

Section 10.01    Amendments, Etc. Except as otherwise set forth in this Agreement, no amendment, modification, supplement or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and each Borrower or the other applicable Loan Party, as the case may be, and each such waiver, amendment, modification, supplement or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, modification, supplement, waiver or consent shall:

(a)    extend or increase the Commitment of any Lender without the written consent of such Lender (it being understood that a waiver of any condition precedent set forth in Section 4.02 or the waiver of any Default, mandatory prepayment or mandatory reduction of the Commitments shall not constitute an extension or increase of any Commitment of any Lender);

(b)    postpone any date scheduled for, or reduce the amount of, any payment of principal, interest or fees under Section 2.07, 2.08 or 2.09 without the written consent of each Lender directly affected thereby, it being understood that the waiver of (or amendment to the terms of) any mandatory prepayment of the Term Loans shall not constitute a postponement of any date scheduled for the payment of principal or interest;

(c)    reduce or forgive the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iii) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby, it being understood that any change to the definition of Total Net Leverage Ratio, Consolidated Senior Secured Net Leverage Ratio or in the component definitions thereof shall not constitute a reduction in the rate; provided that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrowers to pay interest at the Default Rate;

(d)    change any provision of this Section 10.01, the definition of “Required Lenders”, “Required Facility Lenders” or “Pro Rata Share” or Section 2.06(c), 8.04 or 2.13 or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender directly affected thereby;

(e)    other than in connection with a transaction permitted under Section 7.05, release or subordinate all or substantially all of the Collateral or subordinate any Collateral Document (or any Lien created thereby) which would have the effect of releasing all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender;

(f)    other than in connection with a transaction permitted under Section 7.04 or 7.05, release all or substantially all of the aggregate value of the Guarantees, without the written consent of each Lender;

(g)    amend, waive or otherwise modify any term or provision (including the waiver of any conditions set forth in Section 4.02 as to any Credit Extension under one or more Revolving Credit Facilities) which directly affects Lenders under one or more Revolving Credit Facilities and does not directly affect Lenders under any other Facilities, in each case, (i) for matters that would otherwise require the written consent of the Required Lenders, without the written consent of the Required Facility Lenders under such applicable Revolving Credit Facility or Facilities with respect to Revolving Credit Commitments (and in the case of multiple Facilities which are affected, such Required Facility Lenders shall consent together as one Facility) and (ii) for matters that would otherwise require the consent of each Lender, without the written consent of each directly and adversely affected Lender under such applicable Revolving Credit Facility or Facilities with respect to Revolving Credit Commitments (and in the case of multiple Facilities which are affected, such Required Facility Lenders shall consent together as one Facility); provided, however, that the waivers described in this clause (g) shall not require the consent of any Lenders other than the Required Facility Lenders under such Facility or Facilities with respect to Revolving Credit Commitments (it being understood that any amendment to the conditions of effectiveness of Incremental Commitments set forth in Section 2.15 shall be subject to clause (i) below);

(h)    amend, waive or otherwise modify any term or provision which directly affects Lenders under one or more Term Facilities and does not directly affect Lenders under any other Facilities, in each case, (i) for matters that would otherwise require the written consent of the Required Lenders, without the written consent of the Required Facility Lenders under such applicable Term Facility or Facilities with respect to Term Commitments (and in the case of multiple Facilities which are affected, such Required Facility Lenders shall consent together as one

Facility) and (ii) for matters that would otherwise require the consent of each Lender, without the written consent of each directly and adversely affected Lender under such applicable Term Facility or Facilities with respect to Term Commitments (and in the case of multiple Facilities which are affected, such Required Facility Lenders shall consent together as one Facility); provided, however, that the waivers described in this clause (h) shall not require the consent of any Lenders other than the Required Facility Lenders under such Facility or Facilities with respect to Term Commitments (it being understood that any amendment to the conditions of effectiveness of Incremental Commitments set forth in Section 2.15 shall be subject to clause (i) below);

(i)    amend, waive or otherwise modify any term or provision (including the availability and conditions to funding under Section 2.15 with respect to Incremental Term Loans and the rate of interest applicable thereto) which directly affects Lenders of one or more Incremental Term Loans and does not directly affect Lenders under any other Facility, in each case, (i) for matters that would otherwise require the written consent of the Required Lenders, without the written consent of the Required Facility Lenders under such applicable Incremental Term Loans (and in the case of multiple Facilities which are affected, such Required Facility Lenders shall consent together as one Facility) and (ii) for matters that would otherwise require the consent of each Lender, without the written consent of each directly and adversely affected Lender under such applicable Incremental Term Loans (and in the case of multiple Facilities which are affected, such Required Facility Lenders shall consent together as one Facility); provided, however, that, to the extent permitted under Section 2.15, the waivers described in this clause (i) shall only require the consent of the Required Facility Lenders under such applicable Incremental Term Loans; or

(j)    except as expressly permitted by Section 7.04(d), consent to the assignment or transfer by any Borrower of any of its rights or obligations under this Agreement or any other Loan Document;

and provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by each L/C Issuer in addition to the Lenders required above, affect the rights or duties of an L/C Issuer under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document; (iv) Section 10.07(h) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification; (v) the consent of Lenders holding more than 50% of any Class of Commitments shall be required with respect to any amendment that by its terms adversely affects the rights of such Class in respect of payments hereunder in a manner different than such amendment affects other Classes; and (vi) the Administrative Agent and the Borrower may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any Benchmark Replacement or any ~~Benchmark Replacement~~ Conforming Changes or otherwise effectuate the terms of Section 3.03(b) in accordance with the terms of Section 3.03(b). Any such waiver and any such amendment, modification or supplement in accordance with the terms of this Section 10.01 shall apply equally to each of the Lenders and shall be binding on the Loan Parties, the Lenders, the Agents and all future holders of the Loans and Commitments. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender (it being understood that any Commitments or Loans held or deemed held by any Defaulting Lender shall be excluded for a vote of the Lenders hereunder requiring any consent of the Lenders).

No Lender consent is required to effect any amendment or supplement to any First Lien Intercreditor Agreement or other intercreditor agreement or arrangement permitted under this Agreement (i) that is for the purpose of adding the holders of Permitted Pari Passu Secured Refinancing Debt, secured Incremental Equivalent Debt or other secured Indebtedness permitted to be incurred under Section 7.03 (or a Senior Representative with respect thereto) as parties thereto, as expressly contemplated by the terms of such First Lien Intercreditor Agreement or such other intercreditor agreement or arrangement permitted under this Agreement, as applicable (it being understood that any such amendment or supplement may make such other changes to the applicable intercreditor agreement as, in the good faith determination of the Administrative Agent, are required to effectuate the foregoing and provided, that such other changes are not adverse, in any material respect, to the interests of the Lenders) or (ii) that is expressly contemplated by any First Lien Intercreditor Agreement or other intercreditor agreement or arrangement permitted under this Agreement; provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent.

Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and each Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and the Revolving Credit Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders.

If the Administrative Agent and the Borrowers shall have jointly identified an obvious error (including, but not limited to, an incorrect cross-reference) or any error or omission of a technical or immaterial nature, in each case, in any provision of this Agreement or any other Loan Document (including, for the avoidance of doubt, any exhibit, schedule or other attachment to any Loan Document), then the Administrative Agent (acting in its sole discretion) and the Borrowers or any other relevant Loan Party shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Loan Document. Notification of such amendment shall be made by the Administrative Agent to the Lenders promptly upon such amendment becoming effective.

Section 10.02    Notices and Other Communications; Facsimile Copies.

(a)    General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or under any other Loan Document shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i)    if to any Borrower, the Administrative Agent, an L/C Issuer or the Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

(ii)    if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to a Borrower, the Administrative Agent, the L/C Issuers and the Swing Line Lender.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four (4) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of Section 10.02(c)), when delivered; provided that notices and other communications to the Administrative Agent, the L/C Issuers and the Swing Line Lender pursuant to Article II shall not be effective until actually received by such Person. In no event shall a voice mail message be effective as a notice, communication or confirmation hereunder.

(b)    Effectiveness of Facsimile Documents and Electronic Transmission and Signatures. Loan Documents may be transmitted and/or signed by facsimile or electronic format (i.e. “tif” or “pdf”). The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on all Loan Parties, the Agents and the Lenders.

(c)    Reliance by Agents and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Company even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrowers shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Company in the absence of gross negligence or willful misconduct. All telephonic notices to the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

Section 10.03    No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

Section 10.04    Attorney Costs, Expenses and Taxes. Each Borrower agrees (a) if the Closing Date occurs, to pay or reimburse the Administrative Agent, each Co-Syndication Agent, each Co-Documentation Agent and the Joint Lead Arrangers for all reasonable and documented out-of-pocket costs and expenses incurred (promptly following written demand therefor, together with backup documentation supporting such reimbursement request) in connection with the preparation, negotiation, syndication and execution of this Agreement and the other Loan Documents, and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs, which shall be limited to McGuireWoods LLP and, if necessary, one firm of local counsel in any relevant jurisdiction, and (b) after the Closing Date, upon presentation of a summary statement, together with any supporting documentation reasonably requested by the Borrowers, to promptly pay or reimburse the Administrative Agent, each Co-Syndication Agent, each Co-Documentation Agent, the Joint Lead Arrangers and each Lender for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, and including all Attorney Costs, which shall be limited to Attorney Costs of one counsel to the Administrative Agent and the Lenders taken as a whole (and, if necessary, one firm of local counsel to the Administrative Agent and the Lenders taken as a whole in any relevant jurisdiction and, solely in the event of any actual or potential conflict of interest, one additional counsel in each relevant jurisdiction to each group of similarly situated affected persons taken as a whole)). The agreements in this Section 10.04 shall survive the termination of the Aggregate Commitments and repayment of all other Obligations. All amounts due under this Section 10.04 shall be paid within thirty (30) days of receipt by the Borrowers of an invoice relating thereto setting forth such expenses in reasonable detail; provided that, with respect to the Closing Date, all amounts due under this Section 10.04 shall be paid on the Closing Date to the extent invoiced to the Borrowers within three (3) Business Days prior to the Closing Date. If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it hereunder or under any Loan Document, such amount may be paid on behalf of such Loan Party by the Administrative Agent in its sole discretion. This Section 10.04 shall not apply to Indemnified Taxes or Excluded Taxes, which, in each case, shall be governed by Section 3.01. This Section 10.04 also shall not apply to taxes covered by Section 3.04.

Section 10.05    Indemnification by the Borrowers. Whether or not the transactions contemplated hereby are consummated, each Borrower shall indemnify and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents, trustees, investment advisors and attorneys-in-fact (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs, but limited, in the case of legal fees and expenses, to the reasonable and documented out-of-pocket fees, disbursements and other charges of one counsel to all Indemnitees taken as a whole and, if reasonably necessary, one firm of local counsel in each relevant jurisdiction, and solely in the case of an actual or potential conflict of interest, one additional counsel in each relevant jurisdiction to each group of similarly situated affected Indemnitees) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), or (c) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by any Borrower, any Subsidiary or any other Loan Party, or any Environmental Liability related in any way to any Borrower, any Subsidiary or any other Loan Party, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements resulted from the gross negligence, bad faith or willful misconduct of, or material breach of Loan Document by, such Indemnitee or of any affiliate, director, officer, employee, counsel, agent or attorney-in-fact of such Indemnitee as determined by a court of competent jurisdiction in a final and non-appealable decision. No Agent-Related Person shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement (except for damages resulting from the gross negligence, bad faith or willful misconduct, as determined by a court of competent jurisdiction in a final and non-appealable decision, of any such Agent-Related Person), nor shall any Agent-Related Person or any Loan Party have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date) (other than, in the case of any Loan Party, in respect of any such damages incurred or paid by an Agent-Related Person to a third party). In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 10.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated. All amounts due under this Section 10.05 shall be paid within ten (10) Business Days after demand therefor; provided, however, that such Indemnitee shall promptly refund such amount to the extent that there is a final judicial or arbitral determination that such Indemnitee was not entitled to indemnification or contribution rights with respect to such payment pursuant to the express terms of this Section 10.05. The agreements in this Section 10.05 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. This Section 10.05 shall not apply to Taxes, other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

Section 10.06    Payments Set Aside. To the extent that any payment by or on behalf of the Borrowers is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.

Section 10.07    Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 10.07(b), (ii) by way of participation in accordance with the provisions of Section 10.07(e), (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.07(g) and (i) or (iv) to an SPC in accordance with the provisions of Section 10.07(h) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 10.07(f) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)    (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (other than to natural persons, the Company and its Subsidiaries and Affiliates, Disqualified Institutions and Defaulting Lenders) (“Assignees”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this Section 10.07(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld, delayed or conditioned) of:

(A)    each Borrower, provided that no consent of any Borrower shall be required for (i) an assignment of a Term Loan to a Lender, an Affiliate of a Lender, an Approved Fund, (ii) an assignment of a Revolving Credit Commitment to a Revolving Credit Lender or an Affiliate of a Revolving Credit Lender or an Approved Fund of a Revolving Credit Lender or (iii) if an Event of Default under Section 8.01(a), (f) or (g) has occurred and is continuing, an assignment to any Assignee; provided further that each Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days after having received notice thereof;

(B)    the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment (i) of all or any portion of a Loan to a Lender, an Affiliate of a Lender or an Approved Fund or (ii) to an Agent or an Affiliate of an Agent;

(C)    each Principal L/C Issuer at the time of such assignment, provided that no consent of the Principal L/C Issuers shall be required for any assignment of a Term Loan or any assignment to an Agent or an Affiliate of an Agent; and

(D)    the Swing Line Lender; provided that no consent of the Swing Line Lender shall be required for any assignment of a Term Loan or any assignment to an Agent or an Affiliate of an Agent.

(ii)    Assignments shall be subject to the following additional conditions:

(A)    except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption Agreement with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrowers and the Administrative Agent otherwise consents, provided that (1) no such consent of the Borrowers shall be required if an Event of Default under Section 8.01(a), (f) or (g) has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any; provided further that each Borrower shall be deemed to have given its consent 10 Business Days after the date written notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by each Borrower prior to such 10th Business Day;

(B)    the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption Agreement, together with a processing and recordation fee of $3,500, unless waived or reduced by the Administrative Agent in its sole discretion, provided that only one such fee shall be payable in the event of simultaneous assignments from any Lender or its Approved Funds to one or more other Approved Funds; and

(C)    the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

This paragraph (b) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis.

(c)    Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 10.07(d), from and after the effective date specified in each Assignment and Assumption Agreement, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 3.01, 3.04, 3.05, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, and the surrender by the assigning Lender of its Note, each Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (c) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.07(e) (other than a purported assignment to a natural person, which shall be null and void).

(d)    The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest amounts) of the Loans, L/C Obligations (specifying the Unreimbursed Amounts), L/C Borrowings and amounts due under Section 2.03, owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrowers, the Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection (electronically or in-person at the Administrative Agent’s Office) by the Borrowers, any Agent and any Lender (but only to the extent of entries in the Register that are applicable to such Lender), at any reasonable time and from time to time upon reasonable prior notice. Notwithstanding anything to the contrary contained in this Agreement, the Loans, L/C Obligations and L/C Borrowings are intended to be treated as registered obligations for U.S. federal income tax purposes and this Section 10.07 shall be construed so that the they are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code, Section 5f.103-1(c) of the United States Treasury Regulation and any other related regulations (or any successor provisions of the Code or such regulations).

(e)    Any Lender may at any time, without the consent of, or notice to, the Borrowers, the Administrative Agent, the Swing Line Lender or any L/C Issuer, sell participations to any Person (other than a natural person, the Company and its Subsidiaries and Affiliates, Disqualified Institutions and Defaulting Lenders) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in clauses (a) through (f) of the first proviso to Section 10.01 that directly affects such Participant. Subject to Section 10.07(f), each Borrower agrees that each Participant shall be entitled to the benefits of Section 3.01, 3.04 and 3.05 to the same extent as if it were a Lender (subject, for the avoidance of doubt, to the limitations and requirements of those Sections applying to each Participant as if it were a Lender) and had acquired its interest by assignment pursuant to Section 10.07(c) but shall not be entitled to recover greater amounts under such Sections than the selling Lender would be entitled to recover except as otherwise provided in Section 10.07(f) below. To the extent permitted by applicable Law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except (i) that the portion of the Participant Register relating to a Participant shall be made available to the Borrowers and Administrative Agent to the extent the benefits of this Agreement are claimed with respect to such Participant (including, without limitation, under Section 3.01, 3.04 and 3.05), or (ii) otherwise to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and Section 5f.103-1(c) of the United States Treasury Regulations and any other related regulations (or any successor provisions of the Code or such regulations). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(f)    Participant shall not be entitled to receive any greater payment under Section 3.01, 3.04 or 3.05 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with each Borrower’s prior written consent. A Participant shall not be entitled to the benefits of Section 3.01 unless each Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 3.01(g) as though it were a Lender.

(g)    Any Lender may, without the consent of the Borrowers or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(h)    Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may, without the consent of the Borrowers or the Administrative Agent, grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrowers (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrowers under this Agreement (including its obligations under Section 3.01, 3.04 or 3.05), (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrowers and the Administrative Agent and with the payment of a processing fee of $3,500, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC.

(i)    Notwithstanding anything to the contrary contained herein, (1) any Lender may, without the consent of the Borrowers or the Administrative Agent, in accordance with applicable Law create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it and (2) any Lender that is a Fund may, without the consent of the Borrowers or the Administrative Agent, create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities; provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

(j)    Notwithstanding anything to the contrary contained herein, any L/C Issuer or the Swing Line Lender may, upon thirty (30) days’ notice to the Borrowers and the Lenders, resign as an L/C Issuer or the Swing Line Lender, respectively; provided that on or prior to the expiration of such 30-day period with respect to such resignation, the relevant L/C Issuer or the Swing Line Lender shall have identified a successor L/C Issuer or Swing Line Lender reasonably acceptable to the Borrowers willing to accept its appointment as successor L/C Issuer or Swing Line Lender, as applicable. In the event of any such resignation of an L/C Issuer or the Swing Line Lender, the Borrowers shall be entitled to appoint from among the Lenders willing to accept such appointment a successor L/C Issuer or Swing Line Lender hereunder; provided that no failure by the Borrowers to appoint any such successor shall affect the resignation of the relevant L/C Issuer or the Swing Line Lender, as the case may be, except as expressly provided above. If an L/C Issuer resigns as an L/C Issuer, it shall retain all the rights and obligations of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If the Swing Line Lender resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c).

Section 10.08    Confidentiality. Each of the Agents and the Lenders agrees to maintain the confidentiality of the Information, except that Information may be disclosed (a) to its Affiliates and its and its Affiliates’ directors, officers, employees, trustees, investment advisors and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any Governmental Authority; (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) subject to an agreement containing provisions substantially the same as those of this Section 10.08 (or as may otherwise be reasonably acceptable to the Borrowers), to any pledgee referred to in Section 10.07(g), counterparty to a Swap Contract, Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement; (f) with the written consent of the Borrowers; (g) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 10.08 or (ii) becomes available to any Agent or any Lender from a third party that is not, to such Person’s knowledge, subject to confidentiality obligations to the Borrowers; (h) to any Governmental Authority or examiner (including the National Association of Insurance Commissioners or any other similar organization) regulating any Lender or its Affiliates; or (i) to any rating agency when required by it (it being understood that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Information relating to the Loan Parties received by it from such Lender). In addition, the Agents and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Agents and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments and the Credit Extensions. For the purposes of this Section 10.08, “Information” means all information received from any Loan Party relating to any Loan Party or its business, other than any such information that is publicly available to any Agent or any Lender prior to disclosure by any Loan Party other than as a result of a breach of this Section 10.08; provided that, in the case of information received from a Loan Party after the Closing Date, such information is clearly identified at the time of delivery as confidential or (ii) is delivered pursuant to Section 6.01, Section 6.02 or 6.03.

Section 10.09    Setoff. (a) In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Agent, each Lender and their respective Affiliates is authorized at any time and from time to time, without prior notice to any Borrower or any other Loan Party, any such notice being waived by each Borrower (on its own behalf and on behalf of each Loan Party) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Agent, such Lender and/or such Affiliates to or for the credit or the account of the respective Loan Parties against any and all Obligations owing to such Agent, such Lender and/or such Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Each Lender agrees promptly to notify the Borrowers and the Administrative Agent after any such set off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Agent and each Lender under this Section 10.09 are in addition to other rights and remedies (including other rights of setoff) that such Agent and such Lender may have.

(b)    NOTWITHSTANDING THE FOREGOING SUBSECTION (a), AT ANY TIME THAT THE LOANS OR ANY OTHER OBLIGATION SHALL BE SECURED BY REAL PROPERTY LOCATED IN CALIFORNIA, NO LENDER OR AGENT SHALL EXERCISE A RIGHT OF SETOFF, LIEN OR COUNTERCLAIM OR TAKE ANY COURT OR ADMINISTRATIVE ACTION OR INSTITUTE ANY PROCEEDING TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR ANY NOTE UNLESS IT IS TAKEN WITH THE CONSENT OF THE REQUIRED LENDERS OR, TO THE EXTENT REQUIRED BY SECTION 10.01 OF THIS AGREEMENT, ALL OF THE LENDERS, OR APPROVED IN WRITING BY THE ADMINISTRATIVE AGENT, IF SUCH SETOFF OR ACTION OR PROCEEDING WOULD OR MIGHT (PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580a, 580b, 580d AND 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR SECTION 2924 OF THE CALIFORNIA CIVIL CODE, IF APPLICABLE, OR OTHERWISE) AFFECT OR IMPAIR THE VALIDITY, PRIORITY, OR ENFORCEABILITY OF THE LIENS GRANTED TO THE COLLATERAL AGENT PURSUANT TO THE COLLATERAL DOCUMENTS OR THE ENFORCEABILITY OF THE NOTES AND OTHER OBLIGATIONS HEREUNDER, AND ANY ATTEMPTED EXERCISE BY ANY LENDER OR ANY AGENT OF ANY SUCH RIGHT WITHOUT OBTAINING SUCH CONSENT OF THE REQUIRED LENDERS OR THE ADMINISTRATIVE AGENT SHALL BE NULL AND VOID. THIS SUBSECTION (b) SHALL BE SOLELY FOR THE BENEFIT OF EACH OF THE LENDERS AND THE ADMINISTRATIVE AGENT HEREUNDER.

Section 10.10    Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers. In determining whether the interest contracted for, charged, or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

Section 10.11    Counterparts; Electronic Execution.

(a)    Counterparts. This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or in electronic (i.e., “pdf” or “tif”) format of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document. The Agents may also require that any such documents and signatures delivered by telecopier or in electronic format be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or in electronic format.

(b)    Electronic Execution. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Loan Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into “pdf” format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Loan Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto.

Section 10.12    Integration. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Agents or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

Section 10.13    Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by each Agent and each Lender, regardless of any investigation made by any Agent or any Lender or on their behalf and notwithstanding that any Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied (other than Obligations under Secured Hedge Agreements, Cash Management Obligations or contingent indemnification obligations, in any such case, not then due and payable) or any Letter of Credit shall remain outstanding.

Section 10.14    Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.15    GOVERNING LAW. (a) THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)    EACH BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER EACH IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

(c)    EACH BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT

PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)    EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 10.16    WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10.16 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 10.17    Binding Effect. This Agreement shall become effective when it shall have been executed by each Borrower and the Administrative Agent shall have been notified by each Lender, each L/C Issuer and the Swing Line Lender that each such Lender, each such L/C Issuer and the Swing Line Lender has executed it and thereafter shall be binding upon and inure to the benefit of each Borrower, each Agent, each Lender, each L/C Issuer and the Swing Line Lender and their respective successors and assigns, except that no Borrower shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

Section 10.18    Lender Action. Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Loan Party or any other obligor under any of the Loan Documents or the Secured Hedge Agreements (including the exercise of any right of setoff, rights on account of any banker’s lien or similar claim or other rights of self-help), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Loan Party, without the prior written consent of the Administrative Agent. The provision of this Section 10.18 are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party.

Section 10.19    USA PATRIOT Act; Anti-Money Laundering Laws. Each Lender hereby notifies the Loan Parties that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) or any other Anti-Money Laundering Laws, it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of the Loan Parties and other information that will allow such Lender to identify the Loan Parties in accordance with the Act or such Anti-Money Laundering Laws.

Section 10.20    No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Agents and the Joint Lead Arrangers are arm’s-length commercial transactions between the Borrowers and their respective Affiliates, on the one hand, and the Administrative Agent and the Joint Lead Arrangers, on the other hand, (B) each Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Agents, the Joint Lead Arrangers and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrowers or any of their respective Affiliates, or any other Person and (B) none of the Agents, the Joint Lead Arrangers nor any Lender has any obligation to the Borrowers or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Agents, the Joint Lead Arrangers, the Lender and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers and their respective Affiliates, and none of the Agents, the Joint Lead Arrangers nor any Lender has any obligation to disclose any of such interests to the Borrowers or any of their respective Affiliates. To the fullest extent permitted by law, each Borrower hereby waives and releases any claims that it may have against the Agents, the Joint Lead Arrangers or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

Section 10.21    Intercreditor Agreement. (a) PURSUANT TO THE EXPRESS TERMS OF EACH FIRST LIEN INTERCREDITOR AGREEMENT, IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE TERMS OF THE RELEVANT FIRST LIEN INTERCREDITOR AGREEMENT AND ANY OF THE LOAN DOCUMENTS, THE PROVISIONS OF THE RELEVANT FIRST LIEN INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

(b)    EACH LENDER AUTHORIZES AND INSTRUCTS THE COLLATERAL AGENT AND THE ADMINISTRATIVE AGENT TO ENTER INTO THE RELEVANT FIRST LIEN INTERCREDITOR AGREEMENT ON BEHALF OF SUCH LENDER, AND TO TAKE ALL ACTIONS (AND EXECUTE ALL DOCUMENTS) REQUIRED (OR DEEMED ADVISABLE) BY IT IN ACCORDANCE WITH THE TERMS OF SUCH FIRST LIEN INTERCREDITOR AGREEMENT(S). EACH LENDER AGREES TO BE BOUND BY AND WILL TAKE NO ACTIONS CONTRARY TO THE PROVISIONS OF THE RELEVANT FIRST LIEN INTERCREDITOR AGREEMENT.

(c)    THE PROVISIONS OF THIS SECTION 10.21 ARE NOT INTENDED TO SUMMARIZE ALL RELEVANT PROVISIONS OF THE RELEVANT FIRST LIEN INTERCREDITOR AGREEMENT. REFERENCE MUST BE MADE TO THE RELEVANT FIRST LIEN INTERCREDITOR AGREEMENT ITSELF TO UNDERSTAND ALL TERMS AND CONDITIONS THEREOF. EACH LENDER IS RESPONSIBLE FOR MAKING ITS OWN ANALYSIS AND REVIEW OF THE RELEVANT FIRST LIEN INTERCREDITOR AGREEMENT AND THE TERMS AND PROVISIONS THEREOF, AND NO AGENT (AND NONE OF ITS AFFILIATES) MAKES ANY REPRESENTATION TO ANY LENDER AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED IN THE RELEVANT FIRST LIEN INTERCREDITOR AGREEMENT.

(d)    THE PROVISIONS OF THIS SECTION 10.21 SHALL APPLY WITH EQUAL FORCE, MUTATIS MUTANDIS, TO THE FIRST-LIEN INTERCREDITOR AGREEMENT.

Section 10.22    Company as Agent for the Borrowers.

(a)    Each Borrower and each other Loan Party, as applicable, hereby irrevocably appoints and constitutes the Company as its agent to (i) request and receive the proceeds of advances in respect of the Loans and request Letters of Credit (and to otherwise act on behalf of such Borrower pursuant to this Agreement and the other Loan Documents) from the Administrative Agent and the Lenders in the name or on behalf of each such Borrower, (ii) receive statements of account and all other notices from the Administrative Agent or any Lender, as applicable, with respect to the Obligations or otherwise under or in connection with this Agreement and the other Loan Documents, (iii) except where otherwise expressly indicated, execute and deliver Compliance Certificates and all other notices, certificates and documents to be executed and/or delivered by any Loan Party hereunder or the other Loan Documents, and (iv) otherwise act on behalf of such Loan Party pursuant to this Agreement and the other Loan Documents.

(b)    The authorizations contained in this Section 10.22 are coupled with an interest and shall be irrevocable, and the Administrative Agent and the Lenders may rely on any notice, request, information supplied by the Company, every document executed by the Company, every agreement made by the Company or other action taken by the Company in respect of any Borrower or other Loan Party as if the same were supplied, made or taken by such Borrower or such other Loan Party. Without limiting the generality of the foregoing, the failure of one or more Borrowers or other Loan Parties to join in the execution of any writing in connection herewith shall not relieve any Borrower or other Loan Party from obligations in respect of such writing. No purported termination of the appointment of the Company as agent shall be effective without the prior written consent of the Administrative Agent.

Section 10.23    Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)    the effects of any Bail-In Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

Section 10.24    Amendment and Restatement; No Novation. This Agreement constitutes an amendment and restatement of the Existing Credit Agreement, effective from and after the Closing Date.

The execution and delivery of this Agreement shall not constitute a novation of any indebtedness or other obligations owing to the Lenders or the Administrative Agent under the Existing Credit Agreement based on facts or events occurring or existing prior to the execution and delivery of this Agreement. On the Closing Date, the credit facilities described in the Existing Credit Agreement, shall be amended, supplemented, modified and restated in their entirety by the facilities described herein, and all loans and other obligations of OSI outstanding as of such date under the Existing Credit Agreement, shall be deemed to be loans and obligations outstanding under the corresponding facilities described herein, without any further action by any Person, except that the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such Loans, together with any Loans funded on the Closing Date, reflect the respective Loans and Revolving Credit Commitments of the Lenders hereunder.

Section 10.25    Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)    As used in this Section 10.25, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

[signature pages ~~follow~~intentionally omitted]

Annex B

Schedule 2.01

Commitments

Lender	Revolving Credit Commitment	L/C Commitment
Wells Fargo Bank, National Association	$125,000,000.00	$25,000,000.00
Bank of America, N.A.	$120,000,000.00	$20,000,000.00
Coöperatieve Rabobank U.A., New York Branch	$110,000,000.00	$15,000,000.00
JPMorgan Chase Bank, N.A.	$95,000,000.00	$15,000,000.00
Regions Bank	$70,000,000.00
Truist Bank	$70,000,000.00
Sumitomo Mitsui Banking Corporation	$68,000,000.00
Capital One, N.A.	$58,750,000.00
Fifth Third Bank, National Association	$58,750,000.00
TD Bank, N.A.	$58,750,000.00
U.S. Bank National Association	$58,750,000.00
First Horizon Bank	$33,000,000.00
Raymond James Bank, N.A.	$31,000,000.00
Valley National Bank	$23,000,000.00
FirstBank Puerto Rico d/b/a FirstBank Florida	$20,000,000.00

Total	$1,000,000,000.00	$75,000,000

Annex C

[amended Exhibit A (Committed Loan Notice) attached]

EXHIBIT A

[FORM OF]

COMMITTED LOAN NOTICE

To:	Wells Fargo Bank, National Association,

as Administrative Agent

MAC D1109-019

1525 West W.T. Harris Blvd.

Charlotte, North Carolina 28262

Attention: Syndication Agency Services

[Date]

Ladies and Gentlemen:

Reference is made to the Second Amended and Restated Credit Agreement dated as of April 16, 2021 (as amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”), among OSI Restaurant Partners, LLC (“OSI”), Bloomin’ Brands, Inc. (the “Company” and, together with OSI, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”) and Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The undersigned Borrower hereby requests (select one):

– A Borrowing of new Loans

– A conversion of Loans

– A continuation of Loans

to be made on the terms set forth below:

(A)	Class of Borrowing[1]

(B)	Date of Borrowing,
conversion or continuation
(which is a Business Day)

(C)	Principal amount

(D)	Type of Loan[2]

(E)	Interest Period[3]

[1]	Term Loans (specify as to whether such Borrowing shall consist of Term Loans (incurred on the Closing Date), Extended Term Loans, Incremental Term Loans or Other Term Loans) or Revolving Credit Loans.
[2]	Specify SOFR or Base Rate.
[3]	Applicable for Borrowings of SOFR Loans only.

Exhibit A

The above request has been made to the Administrative Agent by telephone at [(_____) _________________].

Exhibit A

[The undersigned Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, on the date of this Committed Loan Notice and on the date of the related Borrowing, the conditions to lending specified in clauses (a) and (b) of Section 4.02 of the Credit Agreement have been satisfied.]4

[OSI RESTAURANT PARTNERS, LLC

By:
Name:
Title:]

[BLOOMIN’ BRANDS, INC.

By:
Name:
Title:][5]

[4]	Insert bracketed language if the applicable Borrower is requesting a Borrowing of Loans after the Closing Date.
[5]	Select applicable Borrower.